REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
SEI TAX EXEMPT TRUST:

We have audited the accompanying statements of net assets of the Tax Free, California Tax Exempt, Institutional Tax Free, Pennsylvania Tax Free, Intermediate-Term Municipal, Pennsylvania Municipal and Kansas Tax Free Income Portfolios of SEI Tax Exempt Trust as of August 31, 1996 and the related statements of operations, statements of changes in net assets, and financial highlights for the periods presented. We have also audited the statement of operations of the Bainbridge Tax Exempt Portfolio of SEI Tax Exempt Trust for the period ended December 15, 1995, and the related statement of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax Free, California Tax Exempt, Institutional Tax Free, Pennsylvania Tax Free, Intermediate-Term Municipal, Pennsylvania Municipal and Kansas Tax Free Income Portfolios of SEI Tax Exempt Trust as of August 31, 1996, the results of their operations, changes in their net assets, and financial highlights for the periods presented, and the results of operations of the Bainbridge Tax Exempt Portfolio of SEI Tax Exempt Trust for the period ended December 15, 1995, and the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Philadelphia, PA
October 11, 1996

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



TAX FREE PORTFOLIO

--------------------------------------------------------------------------------
                                           Face
                                        Amount (000)  Value (000)
--------------------------------------------------------------------------------
Municipal Bonds -- 104.1%
Alabama -- 0.6%
   Tuscaloosa Industrial
     Development Board,
     Industrial Development
     Revenue, Field Container
     Corporation, VRDN,
     RB (A) (B) (C)
     3.550%, 09/07/96                     $1,950        $1,950
                                                        ------
Arkansas -- 0.3%
   Little Rock Unified
     School District, TRAN
     3.850%,  12/30/96                     1,000         1,000
                                                        ------
Arizona -- 1.5%
   Chandler Industrial
     Development Authority,
     Parsons Municipal Series
     Project, VRDN, RB (A) (B) (C)
     3.700%,  09/15/96                     3,900         3,900
   Tuscon Industrial Development
     Authority, Tuscon City Center
     Parking, VRDN, RB (A) (B) (C)
     3.625%,  09/07/96                     1,250         1,250
                                                        ------
                                                         5,150
                                                        ------
California -- 2.5%
   California School Cash
     Reserve Program Authority,
     Pool, Ser A, RAN
     4.750%,  07/02/97                     5,000         5,036
   California State, Ser
     96-97, RAN
     4.500%,  06/30/97                     2,500         2,511
   Western Placer, USD, TRAN
     4.700%,  09/05/96                     1,000         1,000
                                                        ------
                                                         8,547
                                                        ------
Colorado -- 3.6%
   Colorado Housing Finance
     Authority, Multi-Family
     Housing, Woodstream Project,
     VRDN, RB (A) (B) (C)
     3.600%, 09/07/96                       2,500        2,500
   Colorado Housing Finance
     Authority, Multi-Family
     Housing, Cambray Park,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                      2,900        2,900
   Colorado Housing Finance
     Authority, Multi-Family
     Housing, Grants Plaza
     Project 91-A, VRDN,
     RB (A) (B) (C)
     3.525%,  09/07/96                     $1,500        $1,500
   Denver City & County,
     Multi-Family Housing,
     Ogden Residence Project, Ser 85,
     VRDN, RB (A) (B) (C)
     3.950%,  09/01/96                      2,965         2,965
   Fraser Industrial Development
     Revenue, Safeway Project,
     VRDN, RB (A) (B) (C)
     3.650%,  12/01/96                      1,785         1,785
   Jefferson County Industrial
     Development Revenue,
     Southwest Medpro Project,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                        550           550
                                                         ------
                                                         12,200
                                                         ------
District of Columbia -- 1.9%
   District of Columbia, Washington,
     Ser B-1, VRDN, RB (A) (B) (C)
     3.950%,  09/07/96                        600          600
   District of Columbia, Washington,
     Ser B-2, VRDN, RB (A) (B) (C)
     3.950%,  09/07/96                      5,300        5,300
   District of Columbia, Washington,
     Ser B-3, VRDN, RB (A) (B) (C)
     3.950%,  09/07/96                        500          500
                                                         -----
                                                         6,400
                                                         -----
Florida -- 3.9%
   Boca Raton Industrial
     Development Authority,
     Parking Garage, Ser 84-A,
     VRDN, RB (A) (B) (C)
     3.875%,  09/07/96                      3,125        3,125
   Florida Housing Finance Agency,
     VRDN, RB (A) (B) (C)
     3.850%,  09/07/96                      2,300        2,300
   Florida Housing Finance Authority,
     Sarasota Beneva Place, Ser C,
     VRDN, RB (A) (B) (C)
     3.525%,  09/07/96                      4,955        4,955
   Halifax Hospital Medical Center,
     Ser 96, TAN (C)
     3.800%,  04/15/97                      2,000        2,001

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



TAX FREE PORTFOLIO -- CONTINUED

--------------------------------------------------------------------------------
                                           Face
                                        Amount (000)   Value (000)
--------------------------------------------------------------------------------
   Pasco County Housing Facility
     Authority, Multi-Family
     Housing, Carlton Arms/
     Magnolia Valley, VRDN,
     RB (A) (B) (C)
     3.625%,  09/07/96                      $1,000         $1,000
                                                           ------
                                                           13,381
                                                           ------
Georgia -- 3.6%
   Dekalb County, Development
     Authority Revenue, Dart
     Container Project, VRDN,
     RB (A) (B) (C)
     3.850%,  09/07/96                       1,000         1,000
   DeKalb County, Multi-Family
     Housing, Wood Terrace
     Apartments Project, Ser 95,
     VRDN, RB (A) (B)
     3.450%,  09/07/96                         400           400
   Fulton County Development
     Authority, Robert W. Woodruff
     Arts Center,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                       3,500         3,500
   Gordon Industrial Development
     Authority, Federal Paper Board
     Incorporated Project, Ser 92,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                       2,000         2,000
   Newton, Industrial Development
     Revenue, H.B. Fuller Project,
     Ser 84, VRDN, RB (A) (B) (C)
     3.650%,  09/07/96                       3,100         3,100
   Richmond County, Industrial
     Development Authority,
     Federal Paper Board Company
     Project, Ser 92,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                       1,000         1,000
   Rome City, Ser 96, TAN, G.O.
     3.270%,  12/31/96                       1,150         1,150
                                                           -----
                                                          12,150
                                                          ------
Illinois -- 7.0%
   Chicago O'Hare International
     Airport, American Airlines,
     Ser A, VRDN, RB (A) (B) (C)
     3.750%,  09/01/96                         600           600
   Chicago Park District, Ser A, TAW
     5.000%,  10/30/96                       1,000         1,002
   Chicago, Multi-Family Housing
     Authority, Waveland Project B,
     VRDN, RB (A) (B)(C)
     3.450%,  09/07/96                       6,100         6,100
   East Peoria, Multi-Family
     Housing Revenue, Radnor
     East Project, VRDN, RB (A) (B) (C)
     3.750%,  09/07/96                      $1,720        $1,720
   Hoffman Estates, Park District, G.O.
     4.000%,  12/01/96                       1,815         1,815
   Illinois State Development
     Financial Authority, Dart
     Container Project, VRDN,
     RB (A) (B) (C)
     3.548%,  09/07/96                       1,300         1,300
   Illinois State Financial
     Development Authority,
     Diamond Star Motors Project,
     VRDN, RB (A) (B) (C)
     3.850%,  09/01/96                       1,900         1,900
   Peoria Economic Development,
     North Point Shopping Center
     Project, VRDN, RB (A) (B) (C)
     3.700%,  12/01/96                       2,395         2,395
   Skokie, Industrial Development
     Authority, Fashion Square
     Project, VRDN, RB (A) (B) (C)
     3.875%,  09/07/96                       2,800         2,800
   Springfield, Community
     Improvement Revenue,
     Kent Family Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                       1,000         1,000
   St. Clair County, Industrial
     Building Authority,
     Winchester Apartments Project,
     Ser 94, VRDN, RB (A) (B)
     3.900%,  09/07/96                       3,000         3,000
                                                          ------
                                                          23,632
                                                          ------
Indiana -- 8.6%
   Bartholomew Consolidated
     Schools, TAW
     4.000%,  12/31/96                       1,738         1,739
   East Chicago, School City TAW
     4.000%,  12/31/96                       3,000         3,002
   Gary Environmental Improvement,
     US Steel, VRDN, RB (A) (B) (C)
     3.700%,  01/15/97                       9,800         9,800
   Hamilton Southeastern
     Independent Schools,
     Consolidated School
     Building, BAN
     3.900%,  12/31/96                         750           751

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                           Face
                                        Amount (000)   Value (000)
--------------------------------------------------------------------------------
   Indiana Development Finance
     Authority, Industrial
     Development Revenue,
     Goodwill Industries Center
     Project, VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                      $1,400         $1,400
   Indiana Health Facilities Finance
     Authority, Lutherwood Project,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                       1,000          1,000
   Lake County, Calumet Township,
     Ser 95, G.O.
     5.000%,  01/15/97                       1,750          1,759
   Michigan City, TAW
     3.900%,  12/31/96                       1,100          1,100
   Portage Township Schools, TAW
     4.150%,  12/31/96                       1,350          1,352
   Portage, Economic Development
     Revenue, VRDN, RB (A) (B) (C)
     3.650%,  09/07/96                         780            780
   South Bend Community School
     District, G.O.
     3.850%,  01/15/97                         570            570
   Tri-Creek School District, TAW
     4.000%,  12/31/96                       1,100          1,101
   Valpariso Community School
     District, TAW
     4.100%,  12/31/96                       3,500          3,504
   Whitko Community School
     District, TAW
     4.000%,  12/31/96                       1,490          1,491
                                                          -------
                                                           29,349
                                                          -------
Kansas -- 0.2%
   Salina, Central Mall Dillard,
     Ser 84, VRDN, RB (A) (B) (C)
     3.750%,  09/07/96                         495            495
   Shawnee County, Ser 96-1, BAN
     4.800%,  03/01/97                         280            280
                                                          -------
                                                              775
                                                          -------
Louisiana -- 0.6%
   Ascension Parish, Pollution
     Control Revenue, BASF
     Wyandotte Corporation,
     VRDN, RB, (A) (B) (C)
     3.850%,  09/01/96                       1,600          1,600
   Louisiana State Public Facilities
     Authority, Willis Knighton
     Medical Project, VRDN, RB
     AMBAC Insured (A) (B)
     3.400%,  09/07/96                         600            600
                                                          -------
                                                            2,200
                                                          -------
Maine -- 0.6%
   Maine State, TAN, G.O.
     4.500%,  06/27/97                       2,000          2,010
                                                          -------
Maryland -- 5.2%
   Baltimore County, G.O., TECP
     3.500%,  10/02/96 (C)                   2,000          2,000
   Howard County Multi-Family
     Housing, Sherwood Crossing
     Limited, Ser A, VRDN, RB,
     G.O. (A) (B)
     3.750%,  06/01/97                       1,500          1,500
   Maryland State Health & Higher
     Education Facilities Authority,
     Kennedy Krieger, VRDN,
     RB (A) (B) (C)
     3.500%,  09/07/96                         400            400
   Maryland State Health & Higher
     Education Facilities Authority,
     Pooled Loan Program, Ser B,
     VRDN, RB (A) (B) (C)
     3.450%,  09/07/96                       8,100          8,100
   Montgomery County, Multi-Family
     Housing Opportunities,
     Community Housing,
     VRDN, RB (A) (B) (C)
     3.650%,  09/07/96                       5,000          5,000
   Prince Georges County Housing
     Authority, VRDN, RB (A) (B) (C)
     3.525%,  09/07/96                         625            625
                                                          -------
                                                           17,625
                                                          -------
Michigan -- 1.0%
   Sterling Heights Economic
     Development, Sterling Shopping
     Center, VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                         500            500
   University of Michigan, University
     Revenue, Ser A, VRDN,
     RB (A) (B)
     3.850%,  09/01/96                         800            800
   Wayne County, Sewer
     System, TECP (B) (C)
     3.650%,  09/27/96                       2,000          2,000
                                                          -------
                                                            3,300
                                                          -------
Minnesota -- 3.2%
   Bloomington Commercial
     Development Revenue, Park
     Project, VRDN, RB (A) (B) (C)
     3.770%,  09/07/96                        3,150          3,150

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



TAX FREE PORTFOLIO -- CONTINUED

--------------------------------------------------------------------------------
                                           Face
                                        Amount (000)   Value (000)
--------------------------------------------------------------------------------
   Golden Valley Industrial
     Development Revenue, Graco
     Project, VRDN, RB (A) (B) (C)
     3.750%,  09/07/96                      $1,620        $ 1,620
   Minneapolis, Highway
     Improvement, VRDN,
     G.O. (A) (B) (C)
     3.500%,  09/07/96                       3,500          3,500
   Minnesota Housing Finance
     Agency, Single Family Mortgage,
     RB (A) (B) (C)
     3.500%,  12/12/96                       1,575          1,575
   Minnesota School Districts,
     Tax & Aid Anticipation
     Borrowing Program 1996, Ser B, COP
     4.500%,  09/09/97                         900            906
                                                          -------
                                                           10,751
                                                          -------
Missouri -- 1.8%
   Kansas City Industrial
     Development Authority,
     Baptist Health System, Ser A,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                       5,975          5,975
                                                          -------
Nevada -- 2.8%
   Henderson, Public Improvement
     Trust, Multi-Family Housing,
     Pueblo Verde I & II-B Apartment
     Project, #1071, VRDN,
     RB (A) (B) (C)
     3.500%,  09/07/96                       9,500          9,500
                                                          -------
New Hampshire -- 0.3%
   New Hampshire Higher Education
     & Health Facility Authority,
     Dartmouth College, RB (A) (B)
     3.800%,  06/01/97                       1,080          1,080
                                                          -------
New Jersey -- 0.9%
   New Jersey Economic
     Development Authority,
     Cincinnati Gear Company,
     RB (A) (B) (C)
     3.600%,  10/01/96                       1,405          1,405
   New Jersey State, G.O.,
     Pre-Refunded @ 101 (D)
     7.200%,  04/15/97                       1,500          1,547
                                                          -------
                                                            2,952
                                                          -------
New Mexico -- 0.6%
   Albuquerque Industrial
     Development Revenue,
     Plastech Project, Ser 94-B,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                       2,155         2,155
                                                          ------
New York -- 2.3%
   Nassau County, Ser A, RAN
     4.000%,  03/05/97                       2,500         2,508
   North Hempstead, BAN
     4.250%,  05/29/97                       2,000         2,006
   North Hempstead, Ser B, BAN
     3.850%,  02/27/97                       1,000         1,002
   Ontario County Industrial
     Development Authority,
     Seneca Foods, RB (A) (B) (C)
     3.850%,  09/07/96                       2,185         2,185
                                                          ------
                                                           7,701
                                                          ------
North Carolina -- 0.9%
   Beafort Industrial Facility,
     Pollution Control Revenue,
     Texas Gulf Corporation,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                       3,000         3,000
                                                          ------
North Dakota -- 0.6%
   Fargo, Commercial Development
     Revenue, Cass Oil Project,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                       2,200         2,200
                                                          ------
Ohio -- 3.5%
   Brecksville-Broadview Heights
     School District, Ohio School
     Improvement, Ser 96, BAN
     3.900%,  01/17/97                       1,000         1,001
   Cincinnati & Hamilton County
     Port Authority, CEI Realty
     Project, VRDN, G.O. (A) (B) (C)
     3.600%,  11/01/96                         105           105
   Cleveland Waterworks Revenue,
     First Mortgage Improvement,
     Ser E, VRDN, RB,
     MBIA Insured,
     Pre-Refunded @ 101 (A) (D)
     7.625%,  01/01/97                         485           501
   Highland County Industrial
     Development Revenue,
     Lancaster Colony Corporation,
     VRDN, RB (A) (C)
     3.150%,  09/07/96                       1,000         1,000

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                              Face
                                           Amount (000)   Value (000)
--------------------------------------------------------------------------------
   Montgomery County Economic
     Development Revenue, Wayne
     Town Center, VRDN, RB (A) (B) (C)
     3.550%,  10/01/96                        $1,045        $ 1,045
   North Olmsted, BAN
     4.600%,  12/19/96                         5,000          5,007
   Summit County Industrial
     Development Authority,
     SGS Tool Project, RB (A) (B) (C)
     3.700%,  11/01/96                           190            190
   Summit County Industrial
     Development Revenue,
     Arlington Plaza Project,
     RB (A) (B) (C)
     3.150%,  09/07/96                         2,285          2,285
   Toledo, Industrial Development
     Revenue, Countymark Cooperative
     Project, VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                           900            900
                                                            -------
                                                             12,034
                                                            -------
Oklahoma -- 4.4%
   Bartlesville Development Authority,
     Heritage Villa Nursing Center,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                         3,000          3,000
   Oklahoma County Industrial
     Development Authority, Baptist
     General Convention, Ser 89,
     VRDN, RB (A) (B) (C)
     3.850%,  09/01/96                         2,500          2,500
   Oklahoma State Water Reserve Board
     State Loan Program Revenue, RB
     (A) (B)
     3.700%,  03/03/97                         3,500          3,500
   Tulsa County Industrial
     Development Authority,
     Healthcare Revenue, Laureate
     Psychiatric Project, RB (A) (B)
     3.850%,  12/15/96                         3,500          3,500
   Tulsa Parking Authority,
     Refunding First Mortgage
     Williams Project 84, Ser A,
     VRDN, RB (A) (B) (C)
     3.750%,  11/15/96                         2,310          2,310
                                                            -------
                                                             14,810
                                                            -------
Oregon -- 0.8%
   Port of Portland, Public Grain
     Elevator, Columbia Grain,
     VRDN, RB (A) (B) (C)
     3.750%,  09/07/96                         2,565          2,565
                                                            -------
Pennsylvania -- 19.2%
   Allegheny County Education
     Building Authority, University
     of Pittsburgh Project, Ser 85-B,
     VRDN, RB (A) (B) (C)
     3.300%,  09/07/96                          950            950
   Allegheny County Hospital
     Development Authority, Ser 88-D,
     VRDN, RB (A) (B) (C)
     3.400%,  09/07/96                          600            600
   Berks County Industrial
     Development Authority, Rilsaw
     Industrial Project, Elf Aquitaine,
     VRDN, RB (A) (B) (C)
      3.625%,  09/07/96                       2,400          2,400
   Bucks County Industrial
     Development Authority,
     Edgcomb Metals Project,
     VRDN, RB (A) (B) (C)
     3.400%,  09/07/96                        3,955          3,955
   Clarion County Industrial
     Development Authority,
     Specialized Development
     Meritcare, MTC Project, Ser A,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                        1,000          1,000
   Cumberland County Municipal
     Authority, United Methodist
     Homes Aging Project, VRDN,
     RB (A) (B) (C)
     3.680%,  09/07/96                        2,000          2,000
   Delaware County Airport Facility,
     Airport Facility Revenue, UPS
     Project, Ser 85, VRDN, RB (A) (B)
     3.650%,  09/07/96                        1,500          1,500
   Delaware County Industrial
     Development Authority, British
     Petroleum Project, Ser 95,
     VRDN, RB (A) (B)
     3.750%,  09/07/96                          600            600
   Delaware County Industrial
     Development Authority,
     Scott Paper Project, Ser A,
     VRDN, RB (A) (B)
     3.400%,  09/07/96                        1,000          1,000
   Emmaus General Authority
     Revenue, Subseries D-8,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                        7,000          7,000
   Langhorne Hospital Revenue
     Authority, Franciscan Health
     Systems Project, Ser C, VRDN,
     RB (A) (B) (C)
     3.650%,  09/07/96                        1,300          1,300

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



TAX FREE PORTFOLIO -- CONTINUED

--------------------------------------------------------------------------------
                                        Face
                                     Amount (000)   Value (000)
--------------------------------------------------------------------------------
Montgomery County Higher
  Education & Health Facility
  Authority, Higher Education
  & Loan, Ser 96-A,
  VRDN, RB (A) (B) (C)
  3.650%,  09/07/96                     $6,000        $6,000
Moon Township Industrial
  Development Revenue,
  Executive Office Project,
  Ser 91-A, VRDN, RB (A) (B) (C)
  3.550%,  09/07/96                        800           800
North Umberland County,
  Industrial Development
  Authority, Atlas Development,
  VRDN, RB (A) (B) (C)
  3.550%,  09/07/96                      1,025         1,025
Northeastern Hospital &
  Education Authority, Allhealth
  Pooled Financing Program,
  VRDN, RB (A) (B) (C)
  3.600%,  09/07/96                      3,500         3,500
Pennsylvania Higher Education
  Facility, Thomas Jefferson
  University, Ser B, VRDN,
  RB (A) (B) (C)
  3.700%,  02/26/97                      1,000         1,000
Pennsylvania Higher Education
  Facility, Thomas Jefferson
  University, Ser C, VRDN,
  RB (A) (B) (C)
  3.700%,  01/01/97                      1,500         1,500
Pennsylvania Higher Education
  Facility, Allegheny College
  Project, VRDN, RB (A) (B) (C)
  3.500%,  09/07/96                      1,000         1,000
Pennsylvania Higher Education
  Facility, Carnegie Mellon
  University Project, Ser C,
  VRDN, RB (A) (B)
  3.750%,  09/01/96                      2,500         2,500
Pennsylvania State Turnpike
  Commission, Turnpike
  Revenue, Ser A, RB,
  Pre-Refunded @ 102 (D)
  7.875%,  12/01/96                      2,000         2,061
Philadelphia Industrial
  Development Authority,
  Multi-Family Housing,
  Harbor View Towers Project,
  VRDN, RB (A) (B) (C)
  3.800%,  09/07/96                        280           280
Philadelphia Redevelopment
  Authority, Pennsylvania
  School For The Deaf,
  VRDN, RB (A) (B) (C)
  3.700%,  09/07/96                      2,000         2,000
Philadelphia School
  District, TRAN
  4.500%,  06/30/97                      1,500         1,507
Philadelphia, Ser A, TRAN
  4.500%,  06/30/97                      3,025         3,038
  Sayre Health Care Facilities
  Authority, Pennsylvania VHA
  Capital Finance Project, Ser A,
  VRDN, RB, AMBAC
  Insured (A) (B)
  3.350%,  09/07/96                        700           700
Sayre Health Care Facilities
  Authority, Pennsylvania Capital
  VHA
  Finance Project, Ser F, VRDN,
  RB, AMBAC Insured (A) (B)
  3.350%,  09/07/96                      1,000         1,000
Schuylkill County, Industrial
  Development Authority,
  Gilberton Power Project,
  VRDN, RB (A) (B) (C)
  3.500%,  09/07/96                      1,200         1,200
Schuylkill County, Industrial
  Development Authority,
  Northeastern Power Project,
  VRDN, RB (A) (B) (C)
  3.850%,  09/01/96                      3,100         3,100
Schuylkill County, Industrial
  Development Authority,
  Westwood Energy Project,
  VRDN, RB (A) (B) (C)
  3.950%,  09/01/96                      2,900         2,900
Scranton-Lackawana, Health &
  Welfare Authority, University
  of Scranton Project, VRDN,
  RB (A) (B) (C)
  3.650%,  11/01/96                        575           575
Shenango Valley Osteopathic
  Hospital Authority, Shenango
  Valley Medical Center, RB,
  Pre-Refunded  @ 102 (D)
  7.875%,  04/01/97                      1,755         1,831
Temple University, University
  Funding, Ser 96, RAN
  4.625%,  05/20/97                        500           503
York General Authority,
  Pooled Financing Revenue,
  VRDN, RB (A) (B) (C)
  3.500%,  09/07/96                      5,000         5,000
                                                      ------
                                                      65,325
                                                      ------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                              Face
                                           Amount (000)   Value (000)
--------------------------------------------------------------------------------
South Carolina -- 1.5%
   Florence County Industrial
     Development Revenue,
     La-Z-Boy Chair Project,
     VRDN, RB (A) (B)
     3.671%,  09/07/96                      $5,000        $ 5,000
                                                          -------
Tennessee -- 0.9%
   Greenville Industrial Development
     Revenue, Pet Inc. Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                       3,000          3,000
                                                          -------
Texas -- 3.5%
   Brazo River, Hoffman-Laroche
     Project, Ser 85, VRDN,
     RB (A) (B) (C)
     3.525%,  09/07/96                       1,000          1,000
   Harris County, Multi-Family
     Housing, Arbor II Project,
     VRDN, RB (A) (B)
     3.950%,  10/01/96                       1,000          1,000
   Harris County, Multi-Family
     Housing, Glenhollow Project,
     VRDN, RB (A) (B) (C)
     3.775%,  09/07/96                       2,300          2,300
   Houston Health Facilities
     Development Authority,
     Corporate Revenue, Memorial
     Northwest Pavillion,
     VRDN, RB (A) (B) (C)
     3.700%,  09/07/96                         845            845
   Texas State, TECP
     3.700%,  02/05/97                       4,000          4,000
   Trinity River, Industrial
     Development Authority,
     Trinity River Project,
     VRDN, RB (A) (B) (C)
     3.525%,  09/07/96                       2,900          2,900
                                                          -------
                                                           12,045
                                                          -------
Utah -- 3.7%
   Castle Dale Industrial
     Development Revenue,
     Safeway Project, VRDN,
     RB (A) (B) (C)
     3.850%,  02/01/97                       1,475          1,475
   Nephi Industrial Development
     Authority, Safeway Project,
     VRDN, RB (A) (B) (C)
     3.350%,  09/01/96                      $1,260        $ 1,260
   Salt Lake City, Industrial
     Development Authority,
     Devereaux Partners Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                       5,000          5,000
   Salt Lake City, Industrial
     Development Authority,
     Park View Plaza Project,
     VRDN, RB (A) (B) (C)
     3.720%,  09/07/96                       3,625          3,625
   Tremonton City Industrial
     Development Revenue,
     Safeway Project, VRDN,
     RB (A) (B) (C)
     3.650%,  12/01/96                       1,075          1,075
                                                          -------
                                                           12,435
                                                          -------
Vermont -- 1.7%
   Vermont State Student Assistance
     Student Loan Bonds, Ser 85,
     VRDN, RB (A) (B) (C)
     3.750%,  09/07/96                       5,825          5,825
                                                          -------
Virginia -- 2.7%
   Fairfax County, Multi-Family
     Housing Revenue, Chase
     Commons Project, VRDN,
     RB (A) (B) (C)
     3.625%,  09/07/96                       5,000          5,000
   Henrico County, Industrial
     Development Authority,
     Hermitage Project, VRDN,
     RB (A) (B) (C)
     3.900%,  09/01/96                       2,100          2,100
   Stafford County, Industrial
     Development Authority,
     Safeway Project, VRDN,
     RB (A) (B) (C)
     3.650%,  12/01/96                       2,095          2,095
                                                          -------
                                                            9,195
                                                          -------
Washington -- 0.2%
   Washington State, Ser 86-D, G.O.,
     Pre-Refunded @ 100 (D)
     7.800%,  09/01/96                         800            800
                                                          -------

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



TAX FREE PORTFOLIO -- CONCLUDED

--------------------------------------------------------------------------------
                                            Face
                                         Amount (000)   Value (000)
--------------------------------------------------------------------------------
West Virginia -- 2.9%
   Keyser Industrial Development
     Revenue, Keyser Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                      $2,050        $ 2,050
   West Virginia State Hospital
     Finance Authority, Hospital
     Revenue, VHA Mid-Atlantic,
     Ser B, VRDN, RB,
     AMBAC Insured (A) (B)
     3.400%,  09/07/96                       1,600          1,600
   West Virginia State Hospital
     Finance Authority, Hospital
     Revenue, VHA Mid-Atlantic,
     Ser F, VRDN, RB,
     AMBAC Insured (A) (B)
     3.400%,  09/07/96                       5,700          5,700
   West Virginia State Hospital
     Finance Authority, St. Joseph's
     Hospital Project, VRDN,
     RB (A) (B) (C)
     3.500%,  09/07/96                         500            500
                                                          -------
                                                            9,850
                                                          -------
Wisconsin -- 4.6%
   Beaver Dam, USD, TRAN
     4.140%,  08/27/97                       1,000          1,000
   Burlington Area School District,
     TRAN
     4.220%,  08/29/97                       1,000          1,002
   Kettle-Moraine School District,
     TRAN
     4.010%,  08/22/97                       1,150          1,150
   LaCrosse Industrial Development
     Revenue, LaCrosse Properties,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                       5,355          5,355
   Mayville Area School
     District, BAN
     3.500%,  11/01/96                       1,640          1,640
   Mount Horeb Area School
     District, BAN
     3.500%,  11/01/96                       1,750          1,750
   Village of Menomonee, Industrial
     Development Revenue,
     Maysteel Corporation
     VRDN, RB (A) (B) (C)
     3.630%,  09/07/96                       1,900          1,900
   Watertown, USD, TRAN
     3.975%,  10/25/96                       2,000          2,000
                                                          -------
                                                           15,797
                                                          -------

Total Municipal Bonds
   (Cost $353,664)                                     $ 353,664
                                                       ---------
Total Investments -- 104.1%
   (Cost $353,664)                                       353,664
                                                       ---------
Other Assets and Liabilities, Net-- (4.1%)               (13,752)
                                                       ---------

Net Assets:
Portfolio Shares of Class A (unlimited
     authorization -- no par value) based on
     340,065,680 outstanding shares of
     beneficial interest                                 339,921
Portfolio Shares of Class D (unlimited
     authorization -- no par value) based on
     5,951 outstanding shares of
     beneficial interest                                       6
Undistributed Net Investment Income                            3
Accumulated Net Realized Loss on
     Investments                                             (18)
                                                       ---------
Total Net Assets--100.0%                               $ 339,912
                                                       =========
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class A                $    1.00
                                                       =========
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class D                $    1.00
                                                       =========

AMBAC    American Municipal Bond Assurance Corporation
BAN      Bond Anticipation Note
COP      Certificate of Participation
GO       General Obligation
MBIA     Municipal Bond Investors Assurance
RAN      Revenue Anticipation Note
RB       Revenue Bond
SER      Series
TAN      Tax Anticipation Note
TAW      Tax Anticipation Warrant
TECP     Tax Exempt Commercial Paper
TRAN     Tax & Revenue Anticipation Note
UPS      United Parcel Service
USD      Unified School District
VRDN     Variable Rate Demand Note
(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on August 31, 1996.
(B) Put and Demand Feature--the maturity date reported on the Statement of Net Assets is the lesser of the maturity date or the put date.
(C) Securities are held in conjunction with a letter of credit from a major commercial bank or financial institution.
(D) Pre-Refunded Security--the maturity date shown is the Pre-Refunded date.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996


CALIFORNIA TAX EXEMPT PORTFOLIO--CONTINUED

----------------------------------------------------------------
                                             Face
                                         Amount(000)  Value(000)
----------------------------------------------------------------
   Contra Costa County, Multi-
     Family Mortgage Revenue,
     VRDN, RB (A) (B)
     3.900%,  09/07/96                    $  3,500     $  3,500
   Contra Costa County, Multi-
     Family Housing, Delta Square
     Project, Ser A, VRDN,
     RB (A) (B) (C)
     3.400%,  09/07/96                       3,400        3,400
   Contra Costa, TRAN
     4.500%,  06/30/97                       5,000        5,028
   Corona Redevelopment Agency,
     Crown Point Project, Ser 85,
     RB (A) (B) (C)
     4.000%,  05/01/97                       7,740        7,740
   Downey Civic Center Project,
     COP, MBIA Insured
     4.000%,  02/01/97                         280          280
   Dry Creek, Joint Elementry
     School District #1, Special Tax,
     G.O., CGIC Insured
     4.200%,  09/01/96                         365          365
   Escondido, Multi-Family Housing
     Project, Heritage House Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                       7,250        7,250
   Fairfield County, TRAN
     4.750%,  06/30/97                       2,275        2,288
   Folsom Cordova, USD, TRAN
     4.750%,  10/18/96                       6,500        6,506
   Folsom Public Finance Authority,
     Ser B, RB, Pre-Refunded
     @ 103 (D)
     7.900%,  10/01/96                       1,000        1,033
   Fontana, Gaf Tax Exempt Bond
     Grantor Trust, Ser GA-7,
     VRDN, (A) (B) (C)
     3.650%,  09/07/96                       6,325        6,325
   Irvine Ranch Water District, Ser B,
     VRDN, RB (A) (B) (C)
     3.700%,  09/01/96                      15,900       15,900
   Irwindale Industrial Development
     Revenue, Toys "R" Us Project,
     VRDN, RB (A) (B) (C)
     3.625%,  09/07/96                         500          500
   Kern County, Panama-Buena
     Vista Union School District,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                       9,000        9,000
   Kern County, Public Facilities
     Project, Ser D, VRDN,
     RB (A) (B) (C)
     3.250%,  09/07/96                       2,500        2,500
   Livermore Housing Authority,
     Multi-Family Housing,
     Refunding-Housing-Richards
     Manor A, VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                       7,370        7,370
   Long Beach Housing Authority,
     Channel Point Apartments,
     Ser A , VRDN, RB, (A) (B) (C)
     3.550%,  09/07/96                       2,500        2,500
   Los Angeles, USD, Ser A, TRAN
     4.500%,  06/30/97                       5,350        5,380
   Los Angeles County, Metropolitan
     Transportation Commission,
     TECP (C)
     3.600%,  12/05/96                       4,000        4,000
   Los Angeles County, Pension
     Obligation, Ser A, VRDN, G.O.,
     AMBAC Insured (A) (B)
     3.200%,  09/07/96                       7,300        7,300
   Los Angeles County, Pension
     Obligation, Ser B, VRDN, G.O.,
     AMBAC Insured (A) (B)
     3.200%,  09/07/96                       1,000        1,000
   Los Angeles County, Pension
     Obligation, Ser C, VRDN, G.O.,
     AMBAC Insured (A) (B)
     3.200%,  09/07/96                       5,000        5,000
   Los Angeles County, Community
     Redevelopment Agency,
     Willowbrook Project, VRDN,
     RB (A) (B) (C)
     3.450%,  09/07/96                       1,600        1,600
   Los Angeles Department of
     Water & Power, Electric Plant
     Revenue, RB
     9.000%,  01/15/97                         500          511
   Los Angeles Redevelopment
     Agency, Baldwin Hills Public
     Park, VRDN, RB (A) (B) (C)
     3.450%,  09/07/96                         600          600
   Los Angeles Multi-Family Housing
     Revenue, Ser K, VRDN,
     RB (A) (B) (C)
     3.350%,  09/07/96                      16,500       16,500
   Los Angeles Department of
     Airports, Airport Revenue,
     Ser B, RB, Pre-Refunded
     @ 102 (D)
     7.300%,  05/01/97                       1,500        1,563
   Lucia Mar, USD # 87, Facilities
     Financing Project, RB,
     Pre-Refunded @ 102 (D)
     8.300%,  05/01/97                         500          525
   Modesto, High School & City
     School District, VRDN,
     COP (A) (B) (C)
     3.400%,  09/07/96                       2,880        2,880

The accompanying notes are an integral part of the financial statements.

================================================================================

-----------------------------------------------------------------------
                                                   Face
                                                Amount(000)  Value(000)
-----------------------------------------------------------------------
   Monterey County, Finance
     Authority Revenue, Reclamation
     & Distribution Program,
     Ser 95-A, VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                            $  5,000     $  5,000
   Monterey Regional Waste
     Management Authority,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                               3,500        3,500
   Moulton Niguel Water District,
     Improvement District # 6, Ser 1,
     RB, Pre-Refunded @ 102 (D)
     7.875%,  02/01/97                               2,500        2,594
   New Haven, USD, RB, TRAN
     4.500%,  07/01/97                               3,625        3,638
   Oakland, Revenue Assessment
     Bay Area Government, VRDN,
     RB (A) (B) (C)
     3.500%,  09/07/96                               2,275        2,275
   Ontario, TRAN
     4.500%,  06/30/97                               6,495        6,521
   Orange County, Apartment
     Development Revenue, Radnor/
     Aragon Corporation Project-D,
     RB, (A) (B) (C)
     3.525%,  09/07/96                               3,400        3,400
   Oxnard Redevelopment Agency,
     Channel Islands Business,
     VRDN, RB (A) (B) (C)
     3.775%,  09/07/96                               4,685        4,685
   Palm Springs Community
     Redevelopment Agency,
     Headquarters Hotel-1, VRDN,
     COP (A) (B) (C)
     3.450%,  09/07/96                               2,070        2,070
   Palm Springs Community
     Redevelopment Agency,
     Headquarters Hotel-4, VRDN,
     COP (A) (B) (C)
     3.450%,  09/07/96                               2,800        2,800
   Palm Springs Community
     Redevelopment Agency,
     Headquarters Hotel-6, VRDN,
     COP (A) (B) (C)
     3.450%,  09/07/96                                 900          900
   Pasadena Historical Rehabilitation,
     Dodsworth Building Project,
     VRDN, RB (A) (B) (C)
     3.250%,  09/07/96                               3,900        3,900
   Placer County, Loomis Union
     Elementary School District,
     TRAN
     4.450%,  09/04/97                               1,170        1,176
   Placer County, Placer County
     Office of Education, TRAN
     4.450%,  09/04/97                                 475          477
   Placer County, Roseville City
     School District, TRAN
     4.450%,  09/04/97                               1,350        1,357
   Placer County, Roseville Joint
     Union High School District,
     TRAN
     4.450%,  09/04/97                                 850          854
   Placer County, TRAN
     4.450%,  09/04/97                               1,660        1,668
   Pomona Public Finance Authority,
     Southwest Pomona, VRDN,
     RB (A) (B) (C)
     3.500%,  09/07/96                               2,200        2,200
   Redlands Redevelopment Agency,
     Parking Lease, VRDN,
     RB (A) (B) (C)
     3.720%,  09/07/96                               4,610        4,610
   Redlands Redevelopment
     Refunding Project, Ser A,
     VRDN, RB (A) (B) (C)
     3.720%,  09/07/96                              11,120       11,120
   Riverside County, Ser B, G.O.,
     TRAN (C)
     3.200%,  06/30/97                               3,000        3,000
   Riverside County, Industrial
     Development Advanced
     Business Forms Project,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                               1,950        1,950
   Roseville, Joint Union High School
     District, VRDN, COP (A) (B) (C)
     3.400%,  09/07/96                               3,485        3,485
   Sacramento City Financing
     Authority, Gas Tax, Ser A, RB,
     AMBAC Insured
     6.500%,  12/01/96                                 535          539
   Sacramento County, TRAN
     4.750%,  10/04/96                               1,500        1,501
   Sacramento Municipal Utility
     District, Electric Revenue, Ser S,
     RB, Pre-Refunded @ 102 (D)
     6.625%,  02/01/97                               1,000        1,034
   San Bernadino County, County
     Center Refunding Project,
     VRDN, RB (A) (B) (C)
     3.300%,  09/07/96                               6,200        6,200
   San Bernadino County, Glen Helen
     Blockbuster, Ser E,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                               4,340        4,340

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996


CALIFORNIA TAX EXEMPT PORTFOLIO--CONTINUED

------------------------------------------------------------------------
                                                    Face
                                                 Amount(000)  Value(000)
------------------------------------------------------------------------
   San Bernadino County,
     Industrial Development
     Authority, Sandpiper
     Investments Project, VRDN,
     RB (A) (B) (C)
     3.700%,  09/07/96                            $  3,400     $  3,400
   San Bernadino County, Multi-
     Family Housing Revenue,
     Alta Loma Heritage Project,
     Ser A, VRDN, RB (A) (B) (C)
     3.400%,  09/07/96                               1,264        1,264
   San Bernadino County, Multi-
     Family Housing Revenue,
     Gold West Apartments, Ser A,
     VRDN, RB (A) (B) (C)
     3.400%,  09/07/96                                 500          500
   San Bernadino Industrial
     Development Revenue, Gate
     City Beverage District, VRDN,
     RB (A) (B) (C)
     3.700%,  09/07/96                                 515          515
   San Bernardino County, Multi-
     Family Revenue, VRDN,
     RB, (A) (B) (C)
     3.750%,  09/07/96                               4,300        4,300
   San Diego County, Water Authority
     Revenue Center, Ser A, RB,
     Pre-Refunded @102  (D)
     7.000%,  05/01/97                                 225          234
   San Diego Multi-Family Housing
     Revenue, LA Cima Apartments
     Project, Ser K, VRDN,
     RB (A) (B) (C)
     3.250%,  09/07/96                               1,550        1,550
   San Diego Water Authority, Water
     Revenue, Ser A, COP,
     Pre-Refunded @ 102 (D)
     7.300%,  05/01/97                               1,900        1,981
   San Dimas Multi-Family Housing
     Revenue, Ser 88-A, VRDN,
     RB (A) (B) (C)
     3.570%,  09/07/96                               5,670        5,670
   San Francisco, City & County, TRAN
     4.750%,  09/19/96                               1,000        1,000
   San Jose, USD, Santa Clara
     County, TRAN
     4.500%,  08/05/97                               3,000        3,015
   San Jose Finance Authority,
     Hayes Mansion Improvement
     Project B, VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                               1,545        1,545
   San Marcos Industrial Development
     Authority, Amistar Project,
     VRDN, RB (A) (B) (C)
     3.700%,  09/07/96                               4,500        4,500
   Santa Ana Housing Authority,
     Harbor Points Apartments,
     Ser 95-A, VRDN,
     RB (A) (B) (C)
     3.250%,  09/07/96                               2,650       2,650
   Santa Clara, Electric Revenue,
     Ser A, VRDN, RB (A) (B) (C)
     3.300%,  09/07/96                                 860          860
   Santa Rosa, Wastewater Revenue,
     Subregional Wastewater Project A,
     RB, FGIC Insured
     4.000%,  09/01/96                                 890          890
   Simi Valley Multi-Family Housing,
     Lincoln Wood Ranch, VRDN,
     RB (A) (B) (C)
     3.450%,  09/07/96                               9,700        9,700
   Simi Valley Public Finance
     Authority, Lease Revenue,
     VRDN, RB (A) (B) (C)
     3.300%,  09/07/96                               9,000        9,000
   Simi Valley, West End Community
     Development Project,
     RB, Pre-Refunded @ 102 (D)
     7.550%,  09/01/96                                 500          510
   Solano County, USD, TRAN
     4.500%,  11/01/96                               5,000        5,005
   Sonoma County, TRAN
     4.250%,  11/01/96                               1,000        1,002
   Sonoma Valley, USD, TRAN
     4.500%,  07/03/97                               3,000        3,014
   South California Public Power
     Authority, Transmission Project,
     Ser 91, RB, AMBAC
     Insured (A) (B)
     3.200%,  09/07/96                               6,800        6,800
   Tracy, Hospital Revenue, Tracy
     Community Memorial Hospital,
     Ser A, RB, Pre-Refunded @ 102 (D)
     8.625%,  01/01/97                               3,000        3,107
   University of California, Various
     Capital Projects, Ser B, COP,
     MBIA Insured
     3.950%,  09/01/96                               1,000        1,000
   Upland Community Redevelopment
     Agency, Multi-Family Housing
     Revenue, Northwoods Project,
     Ser B, VRDN, RB (A) (B) (C)
     3.900%,  09/07/96                               2,300        2,300
   Vacaville Multi-Family Housing,
     Quail Run Apartments, Ser 88-A,
     VRDN, RB (A) (B)
     3.300%,  09/07/96                              10,100       10,100
   Visalia Convention Center,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                 100          100

The accompanying notes are an integral part of the financial statements.

================================================================================

------------------------------------------------------------------------
                                                    Face
                                                 Amount(000)  Value(000)
------------------------------------------------------------------------
   Visalia Convention Center,
     VRDN, COP (A) (B) (C)
     3.550%,  09/07/96                            $  9,475    $   9,475
                                                              ---------
Total Municipal Bonds
   (Cost $411,856)                                              411,856
                                                              ---------
Total Investments -- 104.2%
   (Cost $411,856)                                              411,856
                                                              ---------
OTHER ASSETS AND LIABILITIES, NET-- (4.2%)                      (16,443)
                                                              ---------

NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value)
   based on 44,720,592 outstanding
   shares of beneficial interest                                 44,721
Portfolio Shares of Class G (unlimited
   authorization -- no par value) based
   on 350,731,620 outstanding shares
   of beneficial interest                                       350,731
Overdistributed Net Investment Income                               (34)
Accumulated Net Realized Loss
   on Investments                                                    (5)
                                                               --------
Total Net Assets--100.0%                                      $395,413
                                                               ========

Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class A                        $   1.00
                                                               ========
Net Asset Value, Offering Price and
   Redemption Price Per Share-- Class G                       $    1.00
                                                               ========

AMBAC   American Municipal Bond Assurance Corporation
CGIC    Capital Guaranty Insurance Corporation
COP     Certificate of Participation
FGIC    Financial Guaranty Insurance Corporation
GO      General Obligation
MBIA    Municipal Bond Investors Assurance
RAN     Revenue Anticipation Note
RB      Revenue Bond
SER     Series
TECP    Tax Exempt Commercial Paper
TRAN    Tax & Revenue Anticipation Note
USD     Unified School District
VRDN    Variable Rate Demand Note

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on August 31, 1996.
(B) Put and Demand Feature--the maturity date reported on the Statement of Net Assets is the lesser of the maturity date or the put date.
(C) Securities are held in conjunction with a letter of credit from a major commercial bank or financial institution.
(D)     Pre-Refunded Security--the maturity date shown is the Pre-Refunded date.
================================================================================
INSTITUTIONAL TAX
FREE PORTFOLIO

------------------------------------------------------------------------
                                                Face
                                              Amount(000)   Value(000)
------------------------------------------------------------------------
MUNICIPAL BONDS -- 103.4%
ALABAMA -- 1.9%
   Birmingham Historical Reservation
     Authority, Tutwiler Hotel Project,
     VRDN, RB (A) (B) (C)
     3.700%,  09/07/96                         $ 5,480       $ 5,480
   Birmingham Medical Clinic
     Revenue, St. Martins In The
     Pines Project, Ser 89, VRDN,
     RB (A) (B) (C)
     3.600%,  09/07/96                           3,375         3,375
   Mobile Industrial Development,
     IB Chemical Company,
     VRDN, RB (A) (B) (C)
     3.750%,  09/07/96                           1,350         1,350
   Montgomery BMC Special Care
     Facilities Finance Authority,
     Baptist Medical Center, Ser A,
     VRDN, RB (A) (B) (C)
     3.450%,  09/07/96                           5,000         5,000
   Russelville Industrial Development
     Revenue, Clark Pulley Project,
     Ser 94, VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                           1,675         1,675
                                                             -------
                                                              16,880
                                                             -------
ALASKA -- 0.5%
   Alaska Industrial Development
     Export Authority, Safeway
     Incorporated Project, RB
     (A) (B) (C)
     3.650%,  12/01/96                           4,580         4,580
                                                             -------
ARIZONA -- 0.2%
   Maricopa County Industrial
     Development Authority,
     McLane Company Project,
     VRDN, RB (A) (B) (C)
     3.900%,  09/07/96                            870           870
   Pinal County Industrial
     Development Authority,
     Pollution Control Project,
     VRDN, RB  (A) (B) (C)
     3.750%,  09/01/96                            300           300
   Tuscon Industrial Development
     Authority, Tuscon City Center
     Parking, VRDN, RB (A) (B) (C)
     3.625%,  09/07/96                            900           900
                                                             -------
                                                               2,070
                                                             -------

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

---------------------------------------------------------------------------------
                                                           Face
                                                        Amount(000)    Value(000)
---------------------------------------------------------------------------------
ARKANSAS -- 1.6%
   Little Rock Southwest Hospital,
     Ser 88, VRDN, RB (A) (B) (C)
     3.450%,  09/07/96                                    $  7,300      $  7,300
   Little Rock USD, TRAN
     3.850%,  12/30/96                                       3,000         3,000
   Pine Bluff Industrial Development
     Revenue, Camden Wire Project,
     VRDN, RB, (A) (B) (C)
     3.550%,  09/07/96                                       3,700         3,700
                                                                        --------
                                                                          14,000
                                                                        --------
CALIFORNIA -- 3.7%
   California School Cash Reserve
     Pool, Ser A, RAN
     4.750%,  07/02/97                                      10,000        10,072
   California State, Ser 96-97,
     RAN
     4.500%,  06/30/97                                       6,000         6,025
   Placer Union High School
     District, TRAN
     4.700%,  09/05/96                                       3,000         3,000
   Redlands Redevelopment
     Agency, Parking Lease,
     VRDN, RB (A) (B) (C)
     3.720%,  09/07/96                                       1,900         1,900
   Redlands Redevelopment
     Refunding Project, Ser A,
     VRDN, RB (A) (B) (C)
     3.720%,  09/07/96                                       8,880         8,880
   Rocklin USD, TRAN
     4.700%,  09/05/96                                       2,000         2,000
                                                                        --------
                                                                          31,877
                                                                        --------
COLORADO -- 1.7%
   Colorado Housing Finance
     Authority, Multi-Family
     Housing, Grants Plaza Project
     91-A, VRDN, RB (A) (B) (C)
     3.525%,  09/07/96                                         875           875
   Colorado State Health Facilities
     Authority, Rocky Mountain
     Project, VRDN, RB, (A) (B) (C)
     3.550%,  09/07/96                                       2,000         2,000
   Denver City & County Multi-
     Family Housing, Ogden
     Residence Project, VRDN,
     Ser 85-B, RB (A) (B) (C)
     3.950%,  09/01/96                                       5,485         5,485
   Denver City & County
     Revenue, Children's Hospital
     Association Project, Ser B,
     Pre-Refunded @ 101,
     FGIC Insured (D)
     8.000%,  10/01/96                                       1,350         1,368
   Englewood Industrial
     Development Revenue,
     Safeway Incorporated Project,
     VRDN, RB (A) (B) (C)
     3.650%,  12/01/96                                       3,050         3,050
   Idaho Springs Industrial
     Development Revenue, Safeway
     Incorporated Project, VRDN,
     RB (A) (B) (C)
     3.650%,  12/01/96                                       2,230         2,230
                                                                        --------
                                                                          15,008
                                                                        --------
DELAWARE -- 0.1%
   Delaware Economic Development
     Authority, Commercial
     Development, Congoleum
     Project, VRDN, RB (A) (B) (C)
     3.650%,  09/07/96                                       1,000         1,000
                                                                        --------
DISTRICT OF COLUMBIA -- 0.3%
   District of Columbia, Washington,
     Ser B-1, VRDN, RB (A) (B) (C)
     3.950%,  09/01/96                                       2,500         2,500
                                                                        --------
FLORIDA -- 4.1%
   Boca Raton Industrial Development
     Revenue, Parking Garage Project,
     Ser 84-A, VRDN, RB (A) (B) (C)
     3.875%,  09/07/96                                       7,950         7,950
   Brevard County Housing Finance
     Authority, Park Village &
     Malobar Lakes Project,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                         900           900
   Broward County Multi-Family
     Housing, Parkview Partnership,
     VRDN, RB (A) (B) (C)
     3.750%,  09/07/96                                       5,525         5,525
   Broward County Housing Finance
     Authority, Multi-Family Housing
     Revenue, Landings Inverray
     Apartments Project, VRDN,
     RB (A) (B) (C)
     3.550%,  09/07/96                                       1,000         1,000
   Florida Housing Finance Authority,
     Multi-Family Housing, Kings
     County Project, Ser D, VRDN,
     RB (A) (B) (C)
     3.525%,  09/07/96                                       1,000         1,000
   Florida Housing Finance Agency,
     Multi-Family Housing, Lakeside
     South Association, VRDN,
     RB (A) (B) (C)
     3.525%,  09/07/96                                       2,000         2,000

The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------
                                                           Face
                                                        Amount(000)    Value(000)
---------------------------------------------------------------------------------
   Florida Housing Finance
     Authority, Sarasota Beneva
     Place Association, Ser C,
     VRDN, RB (A) (B) (C)
     3.525%,  09/07/96                                    $  3,645      $  3,645
   Florida Housing Finance
     Authority, Ser 84, VRDN,
     RB (A) (B) (C)
     3.850%,  09/07/96                                       1,900         1,900
   Halifax Hospital Medical
     Center, Ser 96, TAN
     3.800%,  04/15/97                                       6,000         6,002
   Jacksonville Hospital Finance
     Authority, University Medical
     Center, VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                         800           800
   Jacksonville Industrial
     Development, University of
     Florida Health Science Center,
     Ser 89, VRDN, RB (A) (B) (C)
     3.650%,  09/07/96                                       1,000         1,000
   Jacksonville University Hospital
     Center Project,VRDN,
     RB (A) (B) (C)
     3.600%,  09/07/96                                         400           400
   Orange County Industrial
     Development Authority,
     Orlando International Drive
     Partnership Project, VRDN,
     RB (A) (B) (C)
     3.700%,  09/07/96                                       1,700         1,700
   Pasco City Housing Finance
     Authority, Multi-Family
     Housing, Carlton Arms of
     Magnolin Valley, Ser 85,
     VRDN, RB (A) (B) (C)
     3.625%,  09/07/96                                       2,000         2,000
                                                                        --------
                                                                          35,822
                                                                        --------
GEORGIA -- 6.9%
   Athens Multi-Family Housing,
     Georgian Apartments,
     VRDN, RB (A) (B) (C)
     3.775%,  09/07/96                                       1,400         1,400
   Cobb County Multi-Family
     Housing, Tibairen Associates
     Project, Ser 85-D, VRDN,
     RB (A) (B) (C)
     3.600%,  09/07/96                                       8,600         8,600
   DeKalb County Industrial
     Development Revenue,
     Weyerhaeuser County Project,
     VRDN, RB (A) (B)
     3.548%,  09/07/96                                       3,500         3,500
   DeKalb County Multi-Family
     Housing Revenue, Camden
     Brook Project, VRDN, RB (A) (B)
     3.450%,  09/07/96                                         500           500
   DeKalb County Multi-Family
     Housing, Terrace Club Project,
     Ser 93-B, VRDN, RB
     (A) (B) (C)
     3.600%,  09/07/96                                       4,430         4,430
   DeKalb County Multi-Family
     Housing, Wood Terrace
     Apartments Project, VRDN,
     RB (A) (B)
     3.450%,  09/07/96                                      13,400        13,400
   Downtown Athens Housing
     Development Authority,
     Georgian Apartments
     Association, VRDN,
     RB (A) (B) (C)
     3.900%,  09/07/96                                       1,000         1,000
   Evans County Industrial
     Development Authority,
     Sherman Utilities Structures,
     VRDN, RB (A) (B) (C)
     3.600%,  12/01/96                                         400           400
   Federal Paper Board Company,
     Tax-Exempt Bond Grantor
     Trust, VRDN, RB (A) (B) (C)
     3.900%,  09/07/96                                       7,200         7,200
   Glynn-Brunswick Memorial
     Hospital Authority, Georgia
     Southeast Georgia Project,
     VRDN, RB, MBIA
     Insured (A) (B) (C)
     3.350%,  09/07/96                                         500           500
   Gwinnett Housing Authority,
     Multi-Family Housing Revenue,
     VRDN, RB (A) (B)
     3.450%,  09/07/96                                       1,000         1,000
   Jefferson & Twiggs County
     Pollution Control, Nord Kaolin
     Project, VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       1,220         1,220
   Marietta Housing Finance
     Authority, Multi-Family
     Housing, Franklin Walk
     Apartments Project,
     VRDN, RB (A) (B) (C)
     3.525%,  09/07/96                                       5,240         5,240
   Rome, Ser 96, TAN, G.O.
     3.270%,  12/31/96                                       3,000         3,000
   Roswell Multi-Family Housing
     Revenue, Belcourt Limited
     Project, VRDN, RB (A) (B) (C)
     3.750%,  09/07/96                                       9,000         9,000
                                                                        --------
                                                                          60,390
                                                                        --------

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

---------------------------------------------------------------------------------
                                                           Face
                                                        Amount(000)    Value(000)
---------------------------------------------------------------------------------
ILLINOIS -- 6.1%
   Chicago O'Hare International
     Airport, American Airlines,
     Ser A, VRDN, RB (A) (B) (C)
     3.750%,  09/01/96                                    $  1,500      $  1,500
   Chicago O'Hare International
     Airport, American Airlines,
     Ser D, VRDN, RB (A) (B) (C)
     3.750%,  09/01/96                                       1,000         1,000
   Chicago Tender Notes, Ser C (C)
     3.700%,  11/25/96                                      10,000        10,000
   Chicago Multi-Family Housing,
     Waveland Association Project,
     Ser A, VRDN, RB (A) (B) (C)
     3.450%,  09/07/96                                       8,400         8,400
   Chicago Multi-Family Housing,
     Waveland Association Project,
     Ser B, VRDN, RB (A) (B) (C)
     3.450%,  09/07/96                                         825           825
   Hazel Crest Hospital Facilities
     Refunding & Improvement,
     South Suburban Project,
     Pre-Refunded @ 102, RB (D)
     9.125%,  07/01/97                                         300           319
   Illinois Development Finance
     Authority, Pollution Control
     Revenue, Commonwealth Edison
     Project, Ser A, VRDN, RB,
     AMBAC Insured (A) (B) (C)
     3.550%,  09/07/96                                       9,300         9,300
   Illinois State Health Facility
     Authority, Lutheran Institution,
     Ser C, VRDN, RB (A) (B)
     3.500%,  09/07/96                                       1,000         1,000
   Illinois State Industrial
     Development, Miyano Machinery,
     VRDN, RB (A) (B) (C)
     4.000%,  09/07/96                                       4,250         4,250
   Kave, Cook, & Dupage Counties
     School District, Ser #46, G.O.,
     FGIC Insured
     6.300%,  01/01/97                                       1,000         1,010
   Northwest Mutual Life Tax Exempt
     Mortgage Trust, Illinois,
     VRDN, RB (A) (B) (C)
     4.500%,  02/15/97                                         485           485
   Orland Hills Mortgage Authority,
     Multi-Family Housing, Ser 88-A,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       1,400         1,400
   Paxton Industrial Development
     Authority, Merck & Aircoil,
     VRDN, RB (A) (B)
     3.900%,  09/07/96                                         900           900
   Saint Clair Industrial Building
     Authority, Winchester
     Apartments Project, Ser 94,
     VRDN, RB (A) (B)
     3.900%,  09/07/96                                       8,000         8,000
   Springfield Multi-Family Housing,
     Oak Center Limited Project,
     VRDN, RB (A) (B)
     3.750%,  09/07/96                                       4,900         4,900
                                                                        --------
                                                                          53,289
                                                                        --------
INDIANA -- 5.0%
   Bartholomew Consolidated
     Schools, TAW
     4.000%,  12/31/96                                       6,417         6,422
   Beach Grove, TAW
     3.850%,  12/31/96                                       1,400         1,400
   East Chicago School City, TAW
     4.000%,  12/31/96                                       7,500         7,505
   Fort Wayne, Ser 83, VRDN,
     RB (A) (B) (C)
     3.625%,  09/07/96                                       4,750         4,750
   GAF Tax Exempt Bond Grantor
     Trust, Indiana, Ser A,
     VRDN, RB (A) (B) (C)
     4.050%,  09/07/96                                       2,520         2,520
   Gary Indiana, Environmental
     Improvement, United States
     Steel Corporation,
     VRDN, RB (A) (B) (C)
     3.700%,  09/07/96                                       3,000         3,000
   Kokomo Center Township, TAW
     4.250%,  12/31/96                                       4,963         4,969
   Merrillville Community School
     Corporation, TAW
     4.000%,  12/31/96                                       3,650         3,652
   Michigan City Economic
     Development, Marley Company
     Project, Ser 84, VRDN,
     RB (A) (B) (C)
     3.625%,  09/07/96                                       1,525         1,525
   Michigan City Economic
     Development, Marley Company
     Project, VRDN, RB (A) (B) (C)
     3.625%,  09/07/96                                       1,225         1,225
   Michigan City, TAW
     3.900%,  12/31/96                                       3,000         3,001
   Northwest Mutual Life Tax Exempt
     Mortgage Trust, VRDN,
     RB (A) (B) (C)
     4.500%,  02/15/97                                          55            55
   South Bend Community School
     Corporation, G.O.
     3.850%,  01/15/97                                       1,500         1,500
   Westfield-Washington School, TAW
     4.000%,  12/31/96                                       1,500         1,501
                                                                         -------
                                                                          43,025
                                                                         -------

The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------
                                                           Face
                                                        Amount(000)    Value(000)
---------------------------------------------------------------------------------
KANSAS -- 0.9%
   Merriam Municipal Temporary
     Notes, Ser A, G.O.
     4.150%,  06/01/97                                    $  2,100      $  2,102
   Merriam Municipal Temporary
     Notes, Ser B, G.O.
     4.150%,  06/01/97                                       2,640         2,643
   Shawnee County, Ser 96-1,
     BAN, Callable 07/01/96 @ 100
     4.800%,  03/01/97                                         415           415
   Topeka Multi-Family Housing
     Revenue, Ser 85, VRDN,
     RB (A) (B) (C)
     3.400%,  09/07/96                                         870           870
   Wichita Pollution Control, CIC
     Industries Incorporated,
     VRDN, RB (A) (B) (C)
     3.875%,  09/07/96                                       1,590         1,590
                                                                         -------
                                                                           7,620
                                                                         -------
KENTUCKY -- 0.6%
   Covington Industrial Building
     Revenue, Atkins & Pearce
     Incorporated, Ser 95,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       1,770         1,770
   Georgetown Educational
     Institution Improvement,
     Georgetown College Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       2,000         2,000
   Newport City Multi-Family
     Housing Revenue, Hannaford
     Project, (A) (B)
     3.750%,  12/01/96                                       1,785         1,785
                                                                         -------
                                                                           5,555
                                                                         -------
LOUISIANA -- 0.7%
   Louisiana Water  Project, VRDN,
     RB (A) (B) (C)
     3.600%,  09/07/96                                       3,000         3,000
   New Orleans Industrial
     Development Bond, Spectrum
     Control Technology Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       2,000         2,000
   South Louisiana Port Common
     Marine Term Revenue Refunding,
     Occidental Petroleum Project,
     VRDN, RB (A) (B) (C)
     3.400%,  09/07/96                                       1,000         1,000
                                                                         -------
                                                                           6,000
                                                                         -------
MAINE -- 0.2%
   Portland Industrial Development
     Revenue, W.W. Grainger Project,
     Ser 85, VRDN, RB (A) (B) (C)
     3.800%,  09/07/96                                       1,315         1,315
                                                                         -------
MARYLAND -- 4.9%
   Annapolis Forest Gemini Facilities,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       2,450         2,450
   Baltimore County, TECP (C)
     3.500%,  10/02/96                                       6,000         6,000
   Baltimore County Pollution Control
     Revenue, Baltimore Gas and
     Electric Project, TECP
     3.550%,  10/03/96                                       6,000         6,000
   Baltimore Industrial Development
     Refunding Revenue, Field
     Container Corporation, VRDN,
     RB (A) (B) (C)
     3.550%,  09/07/96                                       1,200         1,200
   Howard County Maryland Multi-
     Family Housing Authority,
     Sherwood Crossing Limited
     Project, Ser A (A)
     3.750%,  06/01/97                                       2,500         2,500
   Hyattsville Industrial Development
     Revenue, Refunding Safeway
     Project, RB (A) (C)
     3.650%,  12/02/96                                       2,465         2,465
   Maryland State Health & Higher
     Education Facilities Authority,
     Greater Baltimore Medical,
     VRDN, RB  (A) (B) (C)
     3.600%,  09/07/96                                       1,000         1,000
   Maryland State Health & Higher
     Education Facilities Authority,
     North Arundel Project, Ser B,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                                       2,000         2,000
   Maryland State Health & Higher
     Education Facilities Authority,
     Pooled Loan Program, Ser B,
     VRDN, RB (A) (B) (C)
     3.450%,  09/07/96                                       5,000         5,000
   Montgomery County Multi-
     Family Housing Opportunities,
     VRDN, RB (A) (B)
     3.650%,  09/07/96                                      13,000        13,000
   Prince George County Housing
     Authority, Laurel Oxford Project,
     VRDN, RB (A) (B) (C)
     3.525%,  09/07/96                                         925           925
                                                                         -------
                                                                          42,540
                                                                         -------

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED


---------------------------------------------------------------------------------
                                                           Face
                                                        Amount(000)    Value(000)
---------------------------------------------------------------------------------
MICHIGAN -- 1.5%
   Benton Harbor School District,
     Student Aid Anticipation Notes
     4.000%,  03/31/97                                    $  2,600      $  2,601
   Birmingham Economic
     Development Corporation,
     Brown Street Project, Ser 83,
     VRDN, RB (A) (B) (C)
     3.875%,  09/07/96                                       1,195         1,195
   Detroit Downtown Development
     Authority, Millender Center
     Program Project, VRDN,
     RB (A) (B) (C)
     3.500%,  09/07/96                                       1,000         1,000
   McDonalds Tax-Exempt Mortgage
     Trust #1, VRDN, RB (A) (B) (C)
     4.250%,  02/15/97                                         533           533
   Michigan State Job Development
     Authority, VRDN, RB (A) (B) (C)
     3.700%,  09/07/96                                       1,300         1,300
   Michigan State Job Development
     Authority, Pollution Control
     Revenue, Ser 85, Mazda Motor
     Manufacturing Corporation #384,
     VRDN, RB (A) (B) (C)
     3.650%,  09/07/96                                         825           825
   Michigan State Strategic Fund
     Limited Obligation, Freezer
     Services of Michigan, Ser 93,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                         870           870
   Northwest Mutual Life Tax-Exempt
     Mortgage Trust, Michigan,
     VRDN, RB (A) (B) (C)
     4.500%,  02/15/97                                         135           135
   University of Michigan Hospital,
     Ser A, VRDN, RB (A) (B)
     3.850%,  09/01/96                                       4,300         4,300
                                                                         -------
                                                                          12,759
                                                                         -------
MINNESOTA -- 7.1%
   Bloomington Commercial
     Development, ATS II Project,
     VRDN, RB (A) (B) (C)
     3.795%,  09/07/96                                       4,125         4,125
   Bloomington Multi-Family
     Housing, Revenue Refunding,
     Hampshire Apartments Project,
     VRDN, RB (A) (B)
     3.620%,  09/07/96                                      15,000        15,000
   Brooklyn Center Development
     Project, Brookdale Office Park,
     Ser 84, VRDN, RB (A) (B) (C)
     3.620%,  09/07/96                                       2,860         2,860
   Minneapolis, Ser A, VRDN,
     RB (A) (B) (C)
     3.500%,  09/07/96                                      17,700        17,700
   Minneapolis, Various Purpose,
     Ser 95-B, VRDN,
     G.O. (A) (B) (C)
     3.500%,  09/07/96                                       2,050         2,050
   Minneapolis, VRDN,
     G.O. (A) (B) (C)
     3.500%,  09/07/96                                       6,500         6,500
   Minnesota School District Credit
     Enhancement, Tax & Aid
     Anticipation Borrowing Program,
     Ser 96-B, COP
     4.500%,  09/09/97                                       1,700         1,711
   New Brighton Commercial
     Development Revenue, Business
     Center, VRDN, RB (A) (B)
     3.770%,  09/07/96                                       2,810         2,810
   New Brighton Commercial
     Development Revenue,
     Venture I Project, Ser A,
     VRDN, RB (A) (B)
     3.770%,  09/07/96                                       1,740         1,740
   Plymouth Industrial Development
     Revenue, Banner Engineering
     Project, VRDN, RB (A) (B) (C)
     3.650%,  09/07/96                                       1,800         1,800
   Plymouth Refunding Revenue,
     Woodland Village Project,
     VRDN, RB (A) (B) (C)
     3.650%,  09/07/96                                       1,580         1,580
   Saint Paul Housing &
     Redevelopment Authority,
     Lutheran Social Service Project,
     VRDN, RB (A) (B) (C)
     3.650%,  09/07/96                                         790           790
   Saint Paul Housing &
     Redevelopment Authority,
     Multi-Family Housing,
     Kendrick Housing Project,
     VRDN, RB (A) (B) (C)
     4.950%,  09/07/96                                       3,360         3,360
                                                                         -------
                                                                          62,026
                                                                         -------


The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------
                                                           Face
                                                        Amount(000)    Value(000)
---------------------------------------------------------------------------------
MISSISSIPPI -- 0.3%
   Desoto County Industrial
     Development Revenue,
     American Soap Company
     Project, VRDN, RB (A) (B) (C)
     4.867%,  09/07/96                                     $ 2,400       $ 2,400
                                                                         -------
MISSOURI -- 4.1%
   Howell County Industrial
     Development Authority,
     Safeway Incorporated Project,
     VRDN, RB (A) (B) (C)
     3.850%,  02/01/97                                       4,015         4,015
   Macon City Industrial
     Development Authority, Health
     Care Realty Macon Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       1,640         1,640
   Missouri State Health &
     Educational Facilities Authority,
     Health Care Project, VRDN,
     RB, MBIA Insured (A) (B) (C)
     3.500%,  09/07/96                                      18,400        18,400
   Saint Louis County Industrial
     Development Authority,
     Riverport Associates Project,
     VRDN, RB (A) (B) (C)
     3.700%,  09/07/96                                       2,900         2,900
   Saint Louis County Industrial
     Development Authority, Schnuck
     Markets Kirkwood Incorporated,
     VRDN, RB (A) (B) (C)
     3.625%,  09/07/96                                       3,350         3,350
   St. Louis Grantor Trust #1,
     Ser 96-A, COP (A) (B) (C)
     3.700%,  09/07/96                                       3,000         3,000
   West Plains Industrial
     Development Authority, West
     Plains Manor Project, VRDN,
     RB (A) (B) (C)
     3.750%,  09/07/96                                       2,200         2,200
                                                                         -------
                                                                          35,505
                                                                         -------
MONTANA -- 0.4%
   Great Falls Industrial Development
     Revenue, Safeway Incorporated
     Project (A) (B) (C)
     3.650%,  12/01/96                                       2,210         2,210
   Montana State Board of Investments,
     Municipal Finance Consolidation
     Act, Intercap Revolving Project,
     Ser 94, G.O. (A) (B)
     3.350%,  03/01/97                                       1,000         1,000
                                                                         -------
                                                                           3,210
                                                                         -------
NEBRASKA -- 0.0%
   Northwest Mutual Life Tax
     Exempt Mortgage Trust,
     VRDN, RB (A) (B) (C)
     4.500%,  02/15/97                                          44            44
                                                                         -------
NEVADA -- 0.2%
   Henderson Public Improvement
     Trust, Multi-Family Housing,
     Pueblo Verde I+II Apartment
     Project, Ser 95-A/95-B #1071,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                                       1,900         1,900
                                                                         -------
NEW HAMPSHIRE -- 0.7%
   New Hampshire Education &
     Health Facilities Authority,
     Dartmouth Education Loan
     Project, VRDN, RB (A) (B)
     3.800%,  06/01/97                                       1,015         1,015
   New Hampshire Higher Education
     & Health Facilities, Dartmouth
     College, Mandatory
     Put 06/01/97 @ 100 (A) (B)
     3.750%,  06/01/97                                       2,500         2,500
   New Hampshire State Housing
     Finance Authority, Hampshire
     Estates MHJ Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       2,500         2,500
                                                                         -------
                                                                           6,015
                                                                         -------
NEW JERSEY -- 0.4%
   New Jersey State, G.O.,
     Pre-Refunded @ 101 (D)
     7.200%,  04/15/97                                       3,500         3,610
   Northwest Mutual Life Tax
     Exempt Mortgage Trust,
     VRDN, RB (A) (B) (C)
     4.500%,  02/15/97                                         243           243
                                                                         -------
                                                                           3,853
                                                                         -------
NEW MEXICO -- 0.6%
   Albuquerque Metropolitan
     Redevelopment, Springer Square
     Project, VRDN, RB (A) (B) (C)
     3.900%,  09/07/96                                       3,000         3,000

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

---------------------------------------------------------------------------------
                                                           Face
                                                        Amount(000)    Value(000)
---------------------------------------------------------------------------------
   Dona Ana County Industrial
     Development Authority,
     Foamex Products Incorporated
     Project, VRDN, RB (A) (B) (C)
     3.400%,  09/07/96                                     $ 2,100       $ 2,100
                                                                         -------
                                                                           5,100
                                                                         -------
NEW YORK -- 3.6%
   Monroe County Industrial
     Development Authority,
     Rochester District Project,
     VRDN, RB (A) (B) (C)
     3.450%,  09/07/96                                       2,200         2,200
   Nassau County, Ser A, RAN
     4.000%,  03/05/97                                       9,500         9,530
   Nassau Library System
     Project, RAN
     4.000%,  12/30/96                                       1,200         1,201
   New York State Job Development
     Authority, VRDN, RB (A) (B) (C)
     3.700%,  09/07/96                                       1,610         1,610
   New York State Power
     Authority, TECP (C)
     3.500%,  09/09/96                                       1,000         1,000
   North Hempstead, BAN
     4.250%,  05/29/97                                       5,000         5,014
   North Hempstead, Ser B, BAN
     3.850%,  02/27/97                                       2,500         2,504
   Ontario County Industrial
     Development Authority, Seneca
     Foods Project, Ser 92,
     VRDN, RB (A) (B)
     3.850%,  09/01/97                                       3,000         3,000
   Wayne County Industrial
     Development Authority, Seneca
     Foods Project, Ser 92,
     VRDN, RB (A) (B)
     3.850%,  09/07/96                                       5,060         5,060
                                                                         -------
                                                                          31,119
                                                                         -------
NORTH CAROLINA -- 2.5%
   North Carolina Medical Care
     Community, Hospital Revenue,
     Pooled Finance Project, Ser A,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                      19,400        19,400
   Winston Salem, VRDN,
     COP (A) (B) (C)
     3.500%,  09/07/96                                       2,000         2,000
                                                                         -------
                                                                          21,400
                                                                         -------
NORTH DAKOTA -- 0.1%
   Fargo Kelly Inn, Fargo Project,
     Ser 93, VRDN, RB (A) (B) (C)
     3.750%,  09/07/96                                       1,225         1,225
                                                                         -------
OHIO -- 4.4%
   Brecksville-Broadview Heights
     School District, Ohio School
     Improvement, Ser 96, BAN
     3.900%,  01/17/97                                       2,500         2,503
   Cleveland Waterworks Revenue,
     Ser E, RB, Pre-Refunded @ 102,
     MBIA Insured (D)
     7.750%,  01/01/97                                       1,250         1,291
   Franklin County Industrial
     Development Revenue, Leveque
     & Associates Project, RB, (A) (C)
     3.650%,  12/01/96                                       1,445         1,445
   Highland County Industrial
     Development Revenue, Lancaster
     Colony Corporation, VRDN,
     RB (A) (C)
     3.150%,  09/01/96                                       2,000         2,000
   Marion County, Hospital Revenue,
     Pooled Lease Progam, Ser 91,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       2,650         2,650
   McDonalds Tax-Exempt Mortgage
     Trust #1, VRDN, RB, Mandatory
     (A) (B) (C)
     4.250%,  02/15/97                                       2,489         2,489
   Montgomery County Educational
     Development Authority, ND
     Motels Project, Mandatory
     (A) (B) (C)
     3.800%,  12/15/96                                       1,650         1,650
   North Olmsted, BAN
     4.600%,  12/19/96                                      16,250        16,274
   Ohio Higher Education Facility
     Commission, Ashland University
     Project, Ser 95, VRDN,
     RB (A) (B) (C)
     3.550%,  09/07/96                                       2,820         2,820
   Scioto County Healthcare Facilities
     Revenue, Hillview Retirement
     Project, (A) (B)
     3.650%,  12/01/96                                       1,930         1,930
   Stark County Healthcare Facilities,
     Canton Christian Home Project,
     VRDN, RB, (A) (B) (C)
     3.150%,  09/01/96                                       1,380         1,380

The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------
                                                           Face
                                                        Amount(000)    Value(000)
---------------------------------------------------------------------------------
   Stark County Healthcare Facilities,
     Canton Christian Home Project,
     VRDN, RB (A) (B) (C)
     3.350%,  09/15/96                                     $ 1,615       $ 1,615
                                                                         -------
                                                                          38,047
                                                                         -------
OKLAHOMA -- 4.5%
   Oklahoma City, Oklahoma
     University, Ser 65, VRDN,
     RB (A) (B) (C)
     3.650%,  09/07/96                                       7,500         7,500
   Oklahoma City, University City
     Project, Ser 85, VRDN,
     RB (A) (B) (C)
     3.650%,  09/07/96                                         400           400
   Oklahoma County Industrial
     Development Authority, Baptist
     General Convention Project,
     Ser 89, VRDN, RB, Optional Put
     09/01/96 @ 100 (A) (B) (C)
     3.850%,  09/01/96                                       6,225         6,225
   Oklahoma Mid-West Tax-Exempt
     Mortgage Bond Trust,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                         263           263
   Oklahoma State Water Revenue
     Board, State Loan Program
     Revenue, RB (A) (B) (C)
     3.700%,  03/03/97                                      10,000        10,000
   Tulsa County Industrial
     Development Authority,
     Healthcare Revenue Laureate
     Psychiatric Project, RB (A)
     3.850%,  12/15/96                                       8,500         8,500
   Tulsa Parking Authority,
     Refunding First Mortgage
     Williams Project 84, Ser A,
     VRDN, RB (A) (B) (C)
     3.750%,  11/15/96                                       3,000         3,000
   Tulsa Public Facilities Authority,
     Capital Improvement Project,
     Ser 87-B, VRDN, RB (A) (B) (C)
     3.800%,  11/15/96                                       2,910         2,910
                                                                         -------
                                                                          38,798
                                                                         -------
OREGON -- 0.7%
   Lane County Industrial
     Development Revenue,
     Weyerhaeuser Project,
     VRDN, RB  (A) (B)
     3.548%,  09/07/96                                       1,000         1,000
   Port of Portland, Public Grain
     Elevator Columbia,
     VRDN, RB (A) (B) (C)
     3.750%,  09/07/96                                       4,945         4,945
                                                                         -------
                                                                           5,945
                                                                         -------
PENNSYLVANIA -- 14.0%
   Allegheny County Hospital
     Development Authority
     Revenue, South Hills Health
     System Project, Ser B (A) (B) (C)
     3.400%,  09/07/96                                       1,850         1,850
   Allegheny County, Hospital
     Development Presbyterian
     University, Ser B-1, VRDN,
     RB (A) (B) (C)
     3.500%,  09/01/96                                         200           200
   Bucks County Industrial
     Development Authority,
     Edgecomb Metals Project,
     VRDN, RB (A) (B) (C)
     3.400%,  09/07/96                                       1,600         1,600
   Chester County Industrial
     Development Authority,
     The Woods Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       1,200         1,200
   Cumberland County Municipal
     Authority, United Methodist
     Homes Aging Project,
     VRDN, RB (A) (B) (C)
     3.620%,  09/07/96                                       3,735         3,735
   Delaware County, VRDN,
     RB (A) (B)
     3.400%,  09/07/96                                       3,500         3,500
   Delaware County Industrial
     Development Authority, British
     Petroleum Project, Ser 95,
     VRDN, RB (A) (B) (C)
     3.750%,  09/01/96                                         700           700
   Delaware County Industrial
     Development Authority,
     United Parcel Services Project,
     Ser 85, VRDN, RB (A) (B)
     3.650%,  09/01/96                                       2,000         2,000
   Delaware Valley, Regional
     Government Finance, Ser A,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                                      11,100        11,100
   Emmaus General Authority,
     Local Government, Ser B,
     Goldman FGIC Insured,
     VRDN, RB (A) (B)
     3.550%,  09/07/96                                         900           900
   Emmaus General Authority,
     Local Government, Ser G-7,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                         200           200
   Emmaus General Authority,
     Local Government, Ser H-5,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                         600           600

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO - CONTINUED
--------------------------------------------------------------------------------

                                                            Face
                                                           Amount      Value (000)
-----------------------------------------------------------------------------------
  Emmaus General Authority,
     Sub Ser B-11, VRDN,
     RB (A) (B) (C)
     3.600%,  09/07/96                                   $  10,000     $  10,000
   Emmaus General Authority,
     Sub Ser D-8, VRDN,
     RB (A) (B) (C)
     3.600%,  09/07/96                                       3,000         3,000
   Erie County, Senior Living Services
     Project, VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       1,930         1,930
   Langhorne Hospital Revenue
     Authority, Franciscan Health
     Systems Project, Ser C, VRDN,
     RB (A) (B) (C)
     3.650%,  09/01/96                                       1,520         1,520
   McCandless Industrial Development Authority,
     Bradford Foundation Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       1,730         1,730
   McDonalds Tax-Exempt Mortgage
     Trust, Pennsylvania #1,
     VRDN, RB (A) (C)
     4.250%,  02/15/97                                         533           533
   Montgomery County Higher
     Education & Health Authority,
     Hospital Revenue, VRDN, RB,
     AMBAC Insured (A) (B)
     3.350%,  09/07/96                                       2,300         2,300
   Montgomery County Higher
     Education & Health Authority,
     Hospital Revenue,
     VRDN, RB (A) (B) (C)
     3.650%,  09/07/96                                      20,000        20,000
   Montgomery County, Industrial
     Development Authority, Ikea
     Property Project, VRDN,
     RB (A) (B) (C)
     3.550%,  09/07/96                                       3,300         3,300
   Montgomery County, Industrial
     Development Authority,
     Plymouth Woods Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                       4,500         4,500
   Northeastern Hospital &
     Education Authority, Allhealth
     Pooled Finance  Program,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                       5,000         5,000
   Northwest Mutual Life Tax-Exempt
     Mortgage Trust,VRDN,
     RB, (A) (B) (C)
     4.500%,  02/15/97                                          99            99
   Pennsylvania Higher Education
     Facilities Authority, Thomas
     Jefferson University, Ser B,
     VRDN, RB, Put 02/26/97
     @ 100 (A) (B) (C)
     3.700%,  02/26/97                                      1,000        1,000
   Pennsylvania Higher Education
     Facilities Authority, Thomas
     Jefferson University, Ser C,
     VRDN, RB (A) (B) (C)
     3.700%,  02/26/97                                       3,000         3,000
   Pennsylvania Hospital & Higher
     Education Facility, Children's
     Hospital Project, VRDN,
     RB (A) (B) (C)
     3.750%,  09/01/96                                       1,000         1,000
   Pennsylvania Intergovernmental
     Authority, Special Tax Revenue,
     Philadelphia  Funding Program,
     FGIC Insured
     5.000%,  06/15/97                                       2,700         2,727
   Pennsylvania State Higher
     Education Facility, Carnegie
     Mellon University Project,
     Ser C, VRDN, RB (A) (B) (C)
     3.750%,  09/01/96                                         500           500
   Philadelphia Redevelopment
     Authority, Pennsylvania
     School For The Deaf, VRDN,
     RB (A) (B) (C)
     3.700%,  09/07/96                                       1,095         1,095
   Philadelphia School
     District, TRAN
     4.500%,  06/30/97                                       3,000         3,015
   Philadelphia, Ser A, TRAN
     4.500%,  06/30/97                                       6,000         6,026
   Schuykill County, VRDN,
     RB (A) (B) (C)
     3.950%,  09/01/96                                         200           200
   Schuylkill County Industrial
     Development Authority,
     Northeastern Power Project,
     VRDN, RB (A) (B) (C)
     3.850%,  09/01/96                                       1,000         1,000
   Shenango Valley Osteopathic
     Hospital Authority, Shenango
     Valley Medical Center Project,
     Pre-Refunded @ 102 (D)
     7.875%,  04/01/97                                       3,900         4,069
   Temple University of The
     Commonwealth, University
     Funding Project, Ser 96, RB
     4.625%,  05/20/97                                       1,000         1,006

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                            Face
                                                           Amount      Value (000)
-----------------------------------------------------------------------------------
   Warren County, Warren General
     Hospital Project, Ser 94-B,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                    $    400      $    400
   York County Industrial
     Development, New Edgecomb
     Corporation Project,
     VRDN, RB (A) (B) (C)
     3.400%,  09/07/96                                       1,300         1,300
   York General Authority Pooled
     Revenue, VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                                      14,000        14,000
                                                                        --------
                                                                         121,835
                                                                        --------
SOUTH CAROLINA -- 2.6%
   Charleston Center Tax Exempt
     Bond Grantor Trust #1,
     VRDN, RB (A) (B) (C)
     3.900%,  02/01/97                                       7,263         7,263
   Charleston Center Tax-Exempt
     Mortgage Bond Grantor Trust #2
     (A) (B) (C)
     3.700%,  11/01/96                                       4,000         4,000
   Charleston Center Tax-Exempt
     Bond Grantor Trust #4,
     VRDN, RB (A) (B) (C)
     3.700%,  12/01/96                                       7,267         7,267
   Charleston Center Tax-Exempt
     Bond Grantor Trust #5,
     VRDN, RB (A) (B) (C)
     3.150%,  09/01/96                                       4,035         4,035
                                                                        --------
                                                                          22,565
                                                                        --------
SOUTH DAKOTA -- 0.2%
   Watertown Industrial
     Development Authority,
     Ramkota Project, Ser 93,
     VRDN, RB (A) (B) (C)
     3.750%,  09/07/96                                       1,315         1,315
                                                                        --------
TENNESSEE -- 1.0%
   GAF Tax-Exempt Bond Grantor
     Trust, Ser A, VRDN, RB (A) (B) (C)
     4.100%,  09/07/96                                       4,480         4,480
   Nashville Metropolitan
     Government, Toys "R" Us Project,
     Ser 84, VRDN, RB (A)(B) (C)
     3.750%,  09/07/96                                       1,030         1,030
   Shelby County Health Education
     Housing, Metropolitan
     Government Industrial
     Development, Rhodes College,
     VRDN, RB (A) (B) (C)
     3.850%,  09/07/96                                       3,000         3,000
                                                                        --------
                                                                           8,510
                                                                        --------
TEXAS -- 4.4%
   Arlington Industrial Development
     Revenue, Dallas-Fort Worth
     Newspaper, Ser 85,
     VRDN, RB (A) (B) (C)
     3.900%,  09/07/96                                       6,200         6,200
   Brazo River, Hoffman-Laroche
     Project, Ser 85,
     VRDN, RB (A) (B) (C)
     3.525%,  09/07/96                                       1,000         1,000
   Corpus Christi Industrial
     Development Committee,
     Texas-Air Project,
     VRDN, RB (A) (B) (C)
     3.850%,  02/01/97                                       4,800         4,800
   Harris County Housing Finance
     Authority, Multi-Family Housing,
     Arbor II Project, VRDN, RB (A) (B)
     3.950%,  09/07/96                                       2,070         2,070
   Harris County Multi-Family
     Housing, Glenhollow Project,
     VRDN, RB (A) (B) (C)
     3.775%,  09/07/96                                       1,900         1,900
   Harris County Multi-Family
     Housing, Greenhouse Project,
     VRDN, RB (A) (B) (C)
     3.775%,  09/07/96                                       2,400         2,400
   Nacogdocles Health Finance
     Development Committee,
     South Central Health Services
     Project, VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                       3,000         3,000
   North Carolina National Bank
     Tax-Exempt Trust, Texas,
     Ser 90-B, VRDN, RB (A) (B) (C)
     4.125%,  09/07/96                                       3,865         3,865
   Texas State, TECP
     3.700%,  02/05/97                                      11,000        11,000
   Trinity River Industrial
     Development Authority,
     Trinity River Project,
     VRDN, RB (A) (B) (C)
     3.525%,  09/07/96                                       2,000         2,000
                                                                        --------
                                                                          38,235
                                                                        --------
UTAH -- 0.4%
   Northwest Mutual Life Tax-Exempt
     Mortgage Trust,
     VRDN, RB, (A) (B) (C)
     4.500%,  02/15/97                                         113           113

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996


INSTITUTIONAL TAX FREE PORTFOLIO - CONCLUDED
--------------------------------------------------------------------------------

                                                                Face
                                                                Amount           Value (000)
---------------------------------------------------------------------------------------------
   Salt Lake City Industrial
     Development Authority,
     Deveraux Partners Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                         $  2,500         $  2,500
   Salt Lake City Industrial
     Development Authority,
     Park View Plaza Project,
     VRDN, RB (A) (B) (C)
     3.720%,  09/07/96                                            1,275            1,275
                                                                                --------
                                                                                   3,888
                                                                                --------
VIRGINIA -- 0.7%
   Henrico County Industrial
     Development Authority,
     Hermitage Project,
     VRDN, RB (A) (B) (C)
     3.900%,  09/01/96                                            2,600            2,600
   Northwest Mutual Life
     Tax-Exempt Mortgage Trust,
     VRDN, RB, (A) (B) (C)
     4.500%,  02/15/97                                               77               77
   Norfolk Industrial Development
     Authority, Toys "R" Us Project,
     Ser 84, VRDN, RB, (A) (B) (C)
     3.625%,  09/07/96                                            1,425            1,425
   Virginia State Housing
     Development Authority,
     AHC Services Corporation, Ser A,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                            2,100            2,100
                                                                                --------
                                                                                   6,202
                                                                                --------
WASHINGTON -- 1.7%
   Kent Economic Development
     Revenue, Northwest Aluminum
     Products, VRDN, RB (A) (B) (C)
     3.950%,  09/07/96                                            1,600            1,600
   Redmond Public Corporation
     Industrial Development Revenue,
     Integrated Circuit Project,
     Ser 88, VRDN, RB (A) (B) (C)
     3.820%,  09/07/96                                              620              620
   Washington State Housing Finance
     Commission, VRDN,
     RB (A) (B) (C)
     3.650%,  09/07/96                                            5,550            5,550
   Washington State Housing Finance
     Community, Nonprofit Housing
     YMCA, Snobonish County Project,
     VRDN, RB (A) (B) (C)
     3.550%,  09/01/96                                            3,250            3,250
   Washington State Housing Finance
     Community, Pioneer Human
     Services Project, Ser 91,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                                            1,855            1,855
   Washington State Student Loan
     Finance Association Project,
     Second Series, VRDN,
     RB (A) (B) (C)
     3.650%,  09/07/96                                            1,605            1,605
                                                                                --------
                                                                                  14,480
                                                                                --------
WEST VIRGINIA -- 1.9%
   Charleston Building Community
     Parking Facility, Charleston
     Town Center,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                           10,920           10,920
   Charleston Community Parking
     Facility Revenue,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                              400              400
   Parkersburg Industrial Development Revenue,
     B-H Associates Project,
     VRDN, RB
     (A) (B) (C)
     3.775%,  09/07/96                                            3,500            3,500
   West Virginia State Hospital
     Financing Authority, VHA
     Mid-Atlantic/Cap Project,
     Ser G, VRDN, RB,
     AMBAC Insured (A) (B)
     3.400%,  09/07/96                                            1,500            1,500
                                                                                --------
                                                                                  16,320
                                                                                --------
WISCONSIN -- 5.4%
   Beaver Dam USD, TRAN
     4.140%,  08/27/97                                            3,000            3,001
   Burlington Area School
     District, TRAN
     4.220%,  08/29/97                                            3,000            3,005
   Eau Claire Area School
     District, TRAN
     4.015%,  09/23/96                                           11,000           11,000
   Hartford Industrial Development
     Revenue, IC Products Company
     Project, VRDN, RB (A) (B) (C)
     3.700%,  09/07/96                                            5,000            5,000
   Kettle - Moraine School
     District, TRAN
     4.010%,  08/22/97                                            3,200            3,200
   Mayville Area School
     District, BAN
     3.500%,  11/01/96                                            5,000            5,000
   Mount Horeb Area School
     District, BAN
     3.500%,  11/01/96                                            3,750            3,750

The accompanying notes are an integral part of the financial statements.
30

--------------------------------------------------------------------------------

                                                               Face
                                                               Amount (000)     Value (000)
---------------------------------------------------------------------------------------------
   Northwest Mutual Life
     Tax-Exempt Mortgage Trust,
     VRDN, RB, (A) (B) (C)
     4.500%,  02/15/97                                         $    118         $    118
   Village of Menomonee Industrial
     Development Revenue,
     Maysteel Corporation,
     VRDN, RB (A) (B) (C)
     3.630%,  09/07/96                                            3,000            3,000
   Wausau Industrial Development
     Revenue, Venture Partnership
     Project, VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                           10,000           10,000
                                                                                --------
                                                                                  47,074
                                                                                --------
WYOMING -- 0.6%
   Cheyenne County Revenue
     Refunding, Holiday Inn Project,
     VRDN (A) (B) (C)
     3.700%,  10/01/96                                            1,355            1,355
   Evanston Industrial Development
     Revenue, Safeway Project,
     Optional Put 12/01/96
     @ 100 (A) (B) (C)
     3.650%,  12/01/96                                            3,700            3,700
   Northwest Mutual Life
     Tax-Exempt Mortgage
     Trust, VRDN, RB, (A) (B) (C)
     4.500%,  02/15/97                                               85               86
                                                                                --------
                                                                                   5,141
                                                                                --------
Total Municipal Bonds
   (Cost $898,382)                                                               898,382
                                                                                --------
Total Investments -- 103.4%
   (Cost $898,382)                                                               898,382
                                                                                --------
OTHER ASSETS AND LIABILITIES, NET -- (3.4%)                                      (29,630)
                                                                                --------

NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   835,524,839 outstanding shares of
   beneficial interest                                                           835,356
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   14,150,080 outstanding shares of
   beneficial interest                                                            14,150
Portfolio Shares of Class C (unlimited
   authorization -- no par value) based on
   19,205,806 outstanding shares of
   beneficial interest                                                            19,206
Undistributed Net Investment Income                                                    4
Accumulated Net Realized Gain
   on Investments                                                                     36
                                                                                --------
Total Net Assets -- 100.0%                                                      $868,752
                                                                                ========

Net Asset Value, Offering Price and
   Redemption Price Per Share -- Class A                                           $   1.00
                                                                                ========

Net Asset Value, Offering Price and
   Redemption Price Per Share -- Class B                                           $   1.00
                                                                                ========

Net Asset Value, Offering Price and
   Redemption Price Per Share -- Class C                                           $   1.00
                                                                                ========

AMBAC      American Municipal Bond Assurance Corporation
BAN        Bond Anticipation Note
COP        Certificate of Participation
FGIC       Financial Guaranty Insurance Corporation
GO         General Obligation
MBIA       Municipal Bond Investor Assurance
RAN        Revenue Anticipation Note
RB         Revenue Bond
SER        Series
TAN        Tax Anticipation Note
TAW        Tax Anticipation Warrant
TECP       Tax Exempt Commercial Paper
TRAN       Tax & Revenue Anticipation Note
USD        Unified School District
VRDN       Variable Rate Demand Note

(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on August 31, 1996.

(B) Put and Demand Feature -- the maturity date reported on the Statement of Net Assets is the lesser of the maturity date or the put date.

(C) Securities are held in conjunction with a letter of credit from a major commercial bank or financial institution.

(D) Pre-Refunded Security -- the maturity date shown is the Pre-Refunded date.

PENNSYLVANIA TAX
FREE PORTFOLIO

Municipal Bonds -- 103.9%
Pennsylvania -- 103.9%
   Allegheny County Hospital
     Development Authority,
     Children's Hospital of Pittsburgh,
     Ser 85 B, VRDN, RB,
     MBIA Insured (A) (B)
     3.350%,  09/07/96                                           $  200           $  200
   Allegheny County Education
     Building Authority, University
     of Pittsburgh Project, Ser 85 B,
     VRDN, RB (A) (B) (C)
     3.300%,  09/07/96                                              850              850
   Allegheny County Hospital
     Development Authority,
     Children's Hospital, Ser B,
     VRDN, RB, MBIA Insured (A) (B)
     3.350%,  09/07/96                                            1,000            1,000

STATEMENT OF NET ASSETS
================================================================================
SEI TAX EXEMPT TRUST -- AUGUST 31, 1996


PENNSYLVANIA TAX FREE PORTFOLIO - CONTINUED
--------------------------------------------------------------------------------

                                                                Face
                                                                Amount (000)     Value (000)
---------------------------------------------------------------------------------------------
   Athens Area School District, TRAN
     4.100%,  06/30/97                                          $   800          $   800
   Beaver County Industrial
     Development Authority,
     Pollution Control Revenue,
     Ser C, TECP (C)
     3.500%,  10/24/96                                            1,000            1,000
   Berks County Industrial
     Development Authority, Rilsaw
     Industrial Project, Elf Aquitaine,
     VRDN, RB (A) (B) (C)
     3.625%,  09/07/96                                              900              900
   Bucks County Industrial
     Development Authority,
     Edgecomb Metals Project,
     VRDN, RB (A) (B) (C)
     3.400%,  09/07/96                                            1,275            1,275
   Bucks County Industrial
     Development Authority,
     USX Project, VRDN, RB (B) (C)
     3.550%,  11/01/96                                            1,000            1,000
   Butler County Industrial
     Development Authority,
     Pennzoil Project, VRDN,
     RB (A) (B) (C)
     3.850%,  09/07/96                                              600              600
   Chartiers Valley Industrial &
     Commercial Development
     Authority, Commercial
     Development Revenue, Parkay
     Center West Project A,
     VRDN, RB (A) (B) (C)
     3.700%,  09/07/96                                            1,250            1,250
   Chester County Hospital Authority,
     Paoli Memorial Hospital Project,
     RB, Pre-Refunded @ 102 (D)
     7.625%,  10/01/96                                              400              409
   Chester County Health & Education
     Facilities Authority, Barclay
     Friends Project, Ser A,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                                              500              500
   Cumberland Valley School
     District, Ser A, G.O.
     6.150%,  09/01/97                                               95               97
   Cumberland Valley School
     District, Ser B, G.O.
     5.750%,  09/01/97                                              385              392
   Delaware County Airport Facility,
     Airport Facility Revenue, Ser 85,
     VRDN, RB (A) (B) (C)
     3.650%,  09/01/96                                              600              600
   Delaware County Industrial
     Development Authority, British
     Petroleum Project, Ser 95,
     VRDN, RB (A) (B)
     3.750%,  09/01/96                                            1,000            1,000
   Delaware County Industrial
     Development Authority, Scott
     Paper Project, Ser A,
     VRDN, RB (A) (B)
     3.400%,  09/07/96                                            1,000            1,000
   Delaware Valley Regional
     Finance Authority, Local
     Government Revenue, Ser D,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                                              100              100
   Delaware Valley Regional Finance
     Authority, Local Government
     Revenue, Ser B,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                                            1,000            1,000
   East Penn School District
     Authority, Ser A, G.O.,
     FGIC Insured (C)
     3.500%,  09/01/96                                              255              255
   Emmaus General Authority,
     Local Government, Ser B,
     Goldman FGIC Insured (A) (B)
     3.550%,  09/07/96                                            1,500            1,500
   Emmaus General Authority,
     Revenue Credit Enhancement,
     RB (A) (B) (C)
     3.550%,  09/07/96                                              500              500
   Johnsonburg Area School District,
     Elk County, G.O., FSA Insured
     4.000%,  04/01/97                                              135              135
   Lancaster Higher Education
     Authority, Franklin & Marshall
     Project, Ser 95, VRDN, RB (A) (B)
     3.700%,  09/07/96                                              575              575
   Lancaster, Ser A, G.O., FGIC Insured
     3.400%,  10/01/96                                              300              300
   Lebanon County Industrial
     Development Authority,
     Aluminum Company of America
     Project, Ser 92, VRDN, RB (A) (B)
     3.550%,  09/07/96                                            2,020            2,020
   Lehigh County Water Authority,
     VRDN, RB, FGIC Insured (A) (B)
     3.350%,  09/07/96                                              835              835
   Montgomery County, PECO
     Energy Project, TECP (C)
     3.550%,  09/10/96                                            1,200            1,200

--------------------------------------------------------------------------------

                                                                Face
                                                                Amount (000)     Value (000)
---------------------------------------------------------------------------------------------
   Montgomery County Higher
     Education & Health Authority,
     Holy Redeemer Hospital, VRDN,
     RB, AMBAC Insured, (A) (B)
     3.350%,  09/07/96                                          $   900           $  900
   Montgomery County Higher
     Education & Health Facility
     Authority, Higher Education
     & Loan, Ser 96-A, VRDN,
     RB (A) (B) (C)
     3.650%,  09/07/96                                            1,700            1,700
   Montgomery County Industrial
     Development Authority, Ikea
     Property Project, VRDN,
     RB (A) (B)
     3.550%,  09/07/96                                            1,500            1,500
   Montgomery County Industrial
     Development Authority, Valley
     Square Project, VRDN,
     RB (A) (B) (C)
     3.450%,  09/07/96                                              755              755
   Montgomery County Higher
     Education & Health Authority,
     Frankford Hospital Project, RB,
     Pre-Refunded @ 102 (D)
     7.875%,  01/01/97                                              600              620
   Mount Carmel School District,
     Unlimited Tax G.O.,
     AMBAC Insured
     3.300%,  10/15/96                                              230              230
   North Umberland County
     Industrial Development Authority,
     Atlas Development Association,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                              100              100
   Northeastern Hospital & Education
     Authority, Allhealth Pooled
     Financing Program,
     VRDN, RB (A) (B) (C)
     3.600%,  09/07/96                                            1,850            1,850
   Pennsylvania Higher Education
     Facilities, Thomas Jefferson
     University, Ser B, RB, (A) (B) (C)
     3.700%,  02/26/97                                            1,750            1,750
   Pennsylvania Intergovernmental
     Authority, Special Tax Revenue,
     Philadelphia Funding Program,
     RB, FGIC Insured
     5.000%,  06/15/97                                              300              303
   Pennsylvania State Higher
     Education Facility, Allegheny
     College Project, VRDN,
     RB (A) (B) (C)
     3.500%,  09/07/96                                            1,800            1,800
   Philadelphia Industrial
     Development Authority, Multi-
     Family Housing, Harbor View
     Towers Project,
     VRDN, RB (A) (B) (C)
     3.800%,  09/07/96                                            1,065            1,065
   Philadelphia School District, TRAN
     4.500%,  06/30/97                                            1,250            1,256
   Philadelphia Redevelopment
     Authority, Rivers Edge Project,
     VRDN, RB (A) (B) (C)
     3.850%,  09/07/96                                              500              500
   Philadelphia, TRAN
     4.500%,  06/30/97                                            1,000            1,004
   Pittsburgh, University of Pittsburgh,
     Ser 89-A,VRDN, RB (A) (B) (C)
     3.300%,  09/07/96                                              500              500
   Sayre Health Facilities Authority
     Revenue, VHR Pennsylvania
     Capital Financing Project, Ser D,
     VRDN, RB, AMBAC
     Insured (A) (B)
     3.350%,  09/07/96                                              200              200
   Schuylkill County Industrial
     Development Authority,
     Gilberton Power Project,
     VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                                            1,000            1,000
   Scranton Lackawana Health &
     Welfare Authority, University
     of Scranton Project, RB (B) (C)
     3.650%,  11/01/96                                              685              685
   Shaler Township, TRAN
     3.810%,  12/31/96                                              800              801
   Temple University, University
     Funding, Ser 96, RB
     4.625%,  05/20/97                                            1,000            1,006
   Warren County Hospital
     Authority, Warren General
     Hospital Project, Ser 94-B,
     VRDN, RB (A) (B) (C)
     3.550%,  09/07/96                                            1,500            1,500
   West York School District
     Authority, TRAN
     4.375%,  06/30/97                                              534              535
   York General Authority, Pooled
     Revenue, VRDN, RB (A) (B) (C)
     3.500%,  09/07/96                                            1,800            1,800
                                                                                --------
Total Municipal Bonds
   (Cost $44,653)                                                                 44,653
                                                                                --------

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996


PENNSYLVANIA TAX FREE PORTFOLIO - CONCLUDED
--------------------------------------------------------------------------------

                                                                                 Value (000)
---------------------------------------------------------------------------------------------

Total Investments -- 103.9%
   (Cost $44,653)                                                               $ 44,653
                                                                                --------
Other Assets and Liabilities, Net -- (3.9%)                                       (1,682)
                                                                                --------

Net Assets:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   42,985,216 outstanding shares of
   beneficial interest                                                            42,985
Accumulated Net Realized Loss
   on Investments                                                                    (14)
                                                                                --------
Total Net Assets -- 100.0%                                                      $ 42,971
                                                                                ========

Net Asset Value, Offering Price and
   Redemption Price Per Share -- Class A                                            $  1.00
                                                                                ========

AMBAC       American Municipal Bond Assurance Corporation
FGIC        Financial Guaranty Insurance Corporation
FSA         Financial Security Assurance
GO          General Obligation
MBIA        Municipal Bond Investors Assurance
RB          Revenue Bond
SER         Series
TECP        Tax Exempt Commercial Paper
TRAN        Tax & Revenue Anticipation Note
VRDN        Variable Rate Demand Note

(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on August 31, 1996.

(B) Put and Demand Feature -- the maturity date reported on the Statement of Net Assets is the lesser of the maturity date or the put date.

(C) Securities are held in conjunction with a letter of credit from a major commercial bank or financial institution.

(D) Pre-Refunded Security -- the maturity date shown is the Pre-Refunded date.

INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                                                                Face
                                                                Amount           Value (000)
---------------------------------------------------------------------------------------------
Municipal Bonds -- 99.9%
Alabama -- 1.2%
   Alabama State Private Colleges
     & Tuskegee University Project,
     RB, Asset Guaranty
     5.700%,  09/01/10                                           $  825           $  798
     5.700%,  09/01/11                                              870              840
                                                                                --------
                                                                                   1,638
                                                                                --------
Alaska -- 2.8%
   Anchorage Electric Utility,
     RB, MBIA Insured
     8.000%,  12/01/06                                            1,775            2,150
     8.000%,  12/01/07                                            1,310            1,595
                                                                                --------
                                                                                   3,745
                                                                                --------
Arizona -- 0.6% Tempe, G.O.
     8.000%,  07/01/01                                              735              837
                                                                                --------
Arkansas -- 0.2%
   Little Rock Capital Improvement
     Refunding Bonds, Ser 95-A,
     RB, Callable 02/01/00 @ 100
     5.950%,  02/01/12                                              305              307
                                                                                --------
California -- 17.1%
   Anaheim Public Finance
     Authority, Electric Utility
     Project, RB, MBIA Insured,
     Callable 04/01/03 @ 102
     5.400%,  10/01/08                                            2,000            1,982
   California Education Facility
     Authority, University of San
     Francisco, RB, MBIA Insured
     6.000%,  10/01/08                                            1,000            1,057
   California Health Facilities
     Finance Authority, Sisters of
     Providence, RB
     5.500%,  10/01/05                                            1,100            1,107
   California Housing Finance
     Agency, RB, MBIA Insured
     5.300%,  08/01/14                                              500              490
   California Housing Finance
     Authority, RB, MBIA Insured,
     Callable 08/01/04 @ 102
     7.250%,  08/01/17                                            1,250            1,322
   California State Health Facilities
     Summit Medical Center, Ser A,
     RB, FSA Insured
     5.250%,  05/01/04                                            1,500            1,504
   California Statewide Communities
     Development Authority, San
     Gabriel Valley-A, COP
     6.000%,  09/01/06                                            1,000            1,019

--------------------------------------------------------------------------------

                                                                Face
                                                                Amount           Value (000)
---------------------------------------------------------------------------------------------
   Elk Grove, Unified School
     District, G.O., AMBAC Insured
     6.500%,  12/01/07                                         $  1,000         $  1,105
   Irvine Special Assessment
     District 89-10, VRDN,
     G.O. (A) (B) (E)
     3.750%,  09/07/96                                              100              100
   Los Angeles County Public
     Leasing, RB
     5.125%,  09/01/08                                            1,380            1,335
   Los Angeles Department of
     Water & Power, RB
     9.000%,  10/15/02                                            2,000            2,432
   Modesto Irrigation, RB,
     MBIA Insured
     5.150%,  10/01/04                                            2,000            2,028
   Mojave Water Agency, G.O.,
     FGIC Insured, Callable
     09/01/06 @ 102
     5.600%,  09/01/12                                            1,000              990
   Oakland Health Facilities
     Authority, Childrens
     Hospital Project, RB
     5.000%,  07/01/01                                            1,175            1,179
   Orange County Transportation
     Authority, Sales Tax Revenue,
     First Ser-Measure M, RB
     5.400%,  02/15/00                                            1,000            1,020
   Orange County, Water District
     Project B, COP,
     VRDN (A) (B)
     3.600%,  09/07/96                                              200              200
   Orange County, COP, MBIA
     Insured, Callable 7/1/06 @ 102
     5.800%,  07/01/16                                            1,000              984
   Riverside Electric, RB,
     Callable 10/01/01 @ 102
     6.600%,  10/01/05                                            1,000            1,069
   University of California,
     Board of Regents, RB
     6.500%,  09/01/02                                            1,995            2,122
                                                                                --------
                                                                                  23,045
                                                                                --------
Colorado -- 2.6%
   Colorado Health Facilities
     Authority, RB
     6.250%,  02/01/04                                            1,500            1,526
   Colorado Student Loan, RB (E)
     6.100%,  09/01/02                                            1,845            1,910
                                                                                --------
                                                                                   3,436
                                                                                --------
Connecticut -- 0.4%
   Connecticut State, Industrial
     Development Authority,
     Pollution Control Revenue,
     Frito-Lay/Pepsi Project, RB
     6.375%,  07/01/04                                              560              571
                                                                                --------
Delaware -- 0.4%
   Wilmington Hospital, VRDN,
     RB (A) (E)
     3.700%,  09/07/96                                              500              500
                                                                                --------
District of Columbia -- 3.3%
   District of Columbia Hospital
     Revenue, Washington Hospital
     Center, RB, MBIA Insured,
     Callable 08/05/02 @ 102
     7.000%,  08/15/05                                            1,500            1,646
   District of Columbia, Ser A, G.O.
     5.125%,  06/01/99                                            1,000              990
   District of Columbia, Ser A-3, G.O.
     4.250%,  06/01/97                                            1,790            1,776
                                                                                --------
                                                                                   4,412
                                                                                --------
Florida -- 3.8%
   Florida Housing Finance
     Authority, Capital Appreciation,
     Single Family Mortgage, RB
     5.500%,  07/15/16                                            2,000              215
   Florida State Finance Department,
     Environmental-Preservation
     Department, RB, AMBAC Insured,
     Callable 07/01/05 @ 101
     5.500%,  07/01/07                                            1,000            1,019
   Hillsborough County Utility
     Authority, RB, MBIA Insured (D)
     9.750%,  12/01/03                                            1,425            1,733
   Orlando & Orange County
     Expressway Authority, Florida
     Expressway Revenue, Linked
     Security, RB, FGIC Insured
     5.097%,  07/01/04                                            2,200            2,181
                                                                                --------
                                                                                   5,148
                                                                                --------
Georgia -- 0.9%
   Gwinette County, G.O.,
     9.500%,  02/01/02                                            1,000            1,200
                                                                                --------
Idaho -- 0.1%
   Power County, Pollution Control
     Revenue, FMC Corporation
     Project, VRDN, RB (A) (E)
     3.850%,  09/07/96                                              100              100
                                                                                --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust - August 31, 1996



INTERMEDIATE-TERM MUNICIPAL PORTFOLIO - CONTINUED
--------------------------------------------------------------------------------

                                                                Face
                                                                Amount (000)     Value (000)
---------------------------------------------------------------------------------------------
Illinois -- 9.0%
   Chicago Equipment Notes,
     G.O., AMBAC Insured
     5.600%,  01/01/06                                         $  2,000         $  2,035
   Cook County, G.O., MBIA Insured
     7.250%,  11/01/07                                            2,000            2,277
   Illinois Hospital Facilities,
     Metropolitan Pier & State
     Exposition Authority, McCormick
     Plaza Convention, RB
     6.250%,  07/01/17                                              450              435
   Illinois Housing Development
     Authority RB,
     Callable 2/1/06 @ 102
     5.650%,  02/01/16                                            1,390            1,366
   Illinois State Health Facility
     Authority, RB, MBIA Insured
     7.900%,  08/15/03                                              597              617
   Illinois State, G.O., Callable
     08/01/99 @ 102
     6.375%,  08/01/00                                            1,000            1,051
   Kane & DeKalb County, Unified
     School District #301, G.O.,
     AMBAC Insured
     6.300%,  12/01/04                                            2,640            2,871
   McClean County Public Building
     Commission, Lease Receipts,
     Law & Justice Center, G.O.
     7.300%,  11/01/02                                            1,280            1,434
                                                                                --------
                                                                                  12,086
                                                                                --------
Indiana -- 1.3%
   Indiana State Health Facilities, RB
     7.100%,  09/01/00                                            1,555            1,691
   Rockport Pollution Control
     Revenue, Aep Generating
     Company, Project B, VRDN,
     RB, AMBAC Insured (A)
     3.850%,  09/07/96                                              100              100
                                                                                --------
                                                                                   1,791
                                                                                --------
Kentucky -- 1.2%
   Kentucky State Turnpike Authority,
     Ser A, RB
     8.500%,  07/01/04                                              410              424
   Kentucky State Turnpike Authority,
     TRAN, AMBAC Insured
     5.500%,  07/01/06                                            1,200            1,225
                                                                                --------
                                                                                   1,649
                                                                                --------
Louisiana -- 1.8%
   Louisiana State Housing Finance
     Agency, RB, MBIA Insured
     5.125%,  12/01/10                                           $  500           $  491
   Louisiana State Recovery District
     Sales Tax, RB, FGIC Insured,
     VRDN (A)
     3.850%,  09/01/96                                              400              400
   Louisiana State Ser A, G.O.,
     Callable 08/01/97 @ 102
     7.000%,  08/01/02                                            1,500            1,568
                                                                                --------
                                                                                   2,459
                                                                                --------
Massachusetts -- 13.2%
   Commonwealth of Massachusetts
     VRDN, RB (A) (B)
     3.650%,  09/07/96                                            1,800            1,800
   Holyoke G.O.
     5.500%,  06/15/03                                            1,640            1,679
   Lowell, G.O., FSA Insured,
     Callable 02/15/01 @ 103
     8.300%,  02/15/05                                            1,855            2,124
   Massachusetts State Health &
     Education Facilities Authority, RB
     5.500%,  07/01/01                                            1,325            1,307
   Massachusetts Bay
     Transportation Authority,
     RB,Callable 3/1/06 @ 101
     5.625%,  03/01/26                                            2,000            1,882
   Massachusetts Bay Transportation
     Authority, General
     Transportation System, G.O.
     7.000%,  03/01/07                                            3,000            3,405
   Massachusetts Municipal
     Wholesale Electric Company,
     Ser A, RB, Mandatory
     Redemption @100 (B)
     8.750%,  07/01/98                                                5                5
     8.750%,  01/01/99                                                5                5
     8.750%,  07/01/99                                                5                5
     8.750%,  07/01/00                                                5                6
     8.750%,  01/01/02                                                5                6
     8.750%,  07/01/02                                                5                6
     8.750%,  01/01/03                                                5                6
     8.750%,  07/01/03                                                5                6
     8.750%,  01/01/04                                                5                6
     8.750%,  07/01/04                                               10               12
     8.750%,  07/01/05                                                5                6
   Massachusetts Single Family
     Housing, Ser 14, RB,
     Callable 06/01/00 @ 102
     7.600%,  12/01/14                                            1,000            1,071

--------------------------------------------------------------------------------

                                                                Face
                                                                Amount (000)     Value (000)
---------------------------------------------------------------------------------------------
   Massachusetts State, G.O., Ser B
     6.250%,  07/01/02                                         $  1,155         $  1,236
   Massachusetts State Water
     Resource Authority, Ser B, RB
     5.250%,  03/01/13                                            1,000              926
   New England Education Loan
     Marketing, RB
     5.800%,  03/01/02                                            1,175            1,212
   Springfield G.O.,  AMBAC Insured
     6.375%,  08/01/04                                            1,000            1,079
                                                                                --------
                                                                                  17,790
                                                                                --------
Michigan -- 1.2%
   Greater Detroit Resource
     Recovery, RB, AMBAC Insured
     5.500%,  12/13/03                                            1,525            1,563
                                                                                --------
Mississippi -- 1.2%
   Mississippi State Capital
     Improvement, Ser A, G.O.,
     Callable 08/01/03 @ 100
     5.100%,  08/01/07                                            1,685            1,658
                                                                                --------
New Mexico -- 1.7%
   New Mexico Mortgage Finance
     Authority, Single Family
     Mortgage, RB
     Callable 07/01/02 @ 102 (E)
     6.850%,  07/01/10                                            1,325            1,378
   Santa Fe, Saint Vincent's Hospital
     Project, RB, FGIC Insured,
     Pre-Refunded @ 100 (C)
     7.500%,  07/01/02                                              785              888
                                                                                --------
                                                                                   2,266
                                                                                --------
New York -- 6.7%
   New York State Dormitory
     Authority, RB,
     Callable 5/15/03 @ 102,
     6.000%,  05/15/22                                            1,200            1,156
   New York State Dormitory
     Authority, Rosewell Park, RB
     5.500%,  07/01/03                                            1,000              996
   New York State Local Government
     Assistance, G.O., Callable
     4/01/02 @ 100
     5.500%,  04/01/22                                            1,500            1,395
   New York State Medical Care
     Facility Finance Agency,
     Adult Day Care, RB
     5.350%,  11/15/05                                              825              819
   New York State Medical Care
     Facility Finance Agency,
     Ser C, RB, FHA Insured
     5.200%,  08/15/05                                           $  615         $    620
   New York State Urban
     Development Authority,
     Correctional Facilities, Ser G, RB,
     Callable 01/01/00 @ 102
     7.100%,  01/01/03                                            2,500            2,669
   New York State Urban
     Development, G.O.
     6.250%,  01/01/09                                            1,325            1,352
                                                                                --------
                                                                                   9,007
                                                                                --------
Ohio -- 0.6%
   Hamilton County
     Health System, RB, VRDN (A)
     3.750%,  09/07/96                                              800              800
                                                                                --------
Oklahoma -- 3.0%
   Central Oklahoma Transportation
     & Parking Authority, RB (D)
     6.000%,  07/01/03                                              170              173
   McAlester Public Works Authority,
     RB, FSA Insured
     8.100%,  12/01/08                                              875            1,049
   Oklahoma State Industrial
     Development Authority, Integris
     Health, RB, AMBAC Insured
     5.250%,  08/15/06                                            1,255            1,236
   Tulsa Industrial Development
     Authority, St Johns Medical
     Center, RB (D)
     6.875%,  01/01/02                                              500              536
   Tulsa Port Industrial
     Development, RB
     5.350%,  09/01/06                                            1,000              995
                                                                                --------
                                                                                   3,989
                                                                                --------
Pennsylvania -- 2.1%
   Easton Joint School
     Authority, RB (D)
     5.350%,  04/15/02                                              290              298
   Pennsylvania State Health
     Services Allegheny/Delaware
     Valley, RB, MBIA Insured
     5.500%,  11/15/08                                            2,000            2,000
   Westmoreland County Municipal
     Authority, Special Obligation (D)
     9.125%,  07/01/10                                              500              594
                                                                                --------
                                                                                   2,892
                                                                                --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust - August 31, 1996



INTERMEDIATE-TERM MUNICIPAL PORTFOLIO - CONCLUDED
--------------------------------------------------------------------------------

                                                                Face
                                                                Amount (000)     Value (000)
---------------------------------------------------------------------------------------------
South Carolina -- 1.8%
   South Carolina Jobs Economic
     Development Authority,
     St. Francis Hospital, VRDN (A)
     3.700%,  09/07/96                                           $  100         $    100
   South Carolina Public Service
     Authority, Electric Improvement
     Revenue, Ser B, RB,
     Callable 07/01/01 @ 102
     6.700%,  07/01/02                                            1,220            1,318
   Spartanburg County, School
     District #5, COP, MBIA Insured
     5.400%,  07/01/08                                            1,000              970
                                                                                --------
                                                                                   2,388
                                                                                --------
South Dakota -- 1.7%
   South Dakota Health & Educational
     Facilities Authority, RB MBIA
     Insured Callable 7/1/06 @ 102
     6.000%,  07/01/08                                            1,025            1,066
   South Dakota Housing Authority,
     Ser A, RB
     5.500%,  05/01/10                                            1,000            1,002
   South Dakota Student Loan
     Assistance Corporation, Ser A, RB
     7.000%,  08/01/98                                              180              185
                                                                                --------
                                                                                   2,253
                                                                                --------
Texas -- 10.0%
   Austin Independent School
     District, RB (D)
     9.000%,  07/01/99                                              645              721
   Austin Utility Systems, Ser 92-B,
     RB, Callable 11/15/98 @ 102
     7.250%,  11/15/03                                            1,175            1,251
     7.750%,  11/15/08                                              600              654
   Fort Worth Water & Sewer
     Authority, RB
     5.250%,  02/15/06                                            1,360            1,362
   Harris County, G.O.
     10.000%,  10/01/00                                           1,850            2,204
     7.000%,  10/01/01                                            2,000            2,197
   Lone Star Airport Improvement
     Authority, VRDN, RB (A) (E)
     3.700%,  09/07/96                                              700              700
   Plano, G.O.
     5.625%,  09/01/06                                            1,020            1,056
   Texas Municipal Power Agency,
     RB, MBIA Insured
     5.500%,  09/01/10                                            1,000              994
   Texas State Water Development
     Board State Revolving Funds --
     Senior Lien
     5.250%,  07/15/17                                         $  2,500         $  2,316
                                                                                --------
                                                                                  13,455
                                                                                --------
Utah -- 0.9%
   Salt Lake City Airport, RB,
     FGIC Insured
     7.400%,  06/01/00                                            1,100            1,154
                                                                                --------
Virginia -- 0.5%
   Virginia Housing, Multi-Family
     Housing, RB
     5.250%,  05/01/03                                              685              694
                                                                                --------
Washington -- 3.8%
   Clark County, Public Utility
     District # 001, RB, FGIC Insured
     6.000%,  01/01/04                                            2,525            2,645
   Grant County, Public Utility
     District #2, RB
     5.625%,  01/01/07                                            2,470            2,495
                                                                                --------
                                                                                   5,140
                                                                                --------
Wisconsin -- 4.0%
   Wisconsin Housing & Economic
     Development Authority, Home
     Ownership, Ser 1, RB,
     FHA Insured, Callable
     07/01/02 @ 102
     6.600%,  09/01/07                                            1,300            1,350
   Wisconsin Public Power, RB,
     Pre-Refunded @ 102,
     AMBAC Insured (C)
     6.875%,  07/01/01                                            2,000            2,210
   Wisconsin State, Clean Water
     Revenue, Ser 1, RB
     6.875%,  06/01/11                                            1,640            1,833
                                                                                --------
                                                                                   5,393
                                                                                --------
Wyoming -- 0.8%
   Wyoming Student Loan
     Corporation, RB
     6.250%,  12/01/99                                            1,000            1,035
                                                                                --------
Total Municipal Bonds
   (Cost $134,570)                                                               134,401
                                                                                --------
Total Investments -- 99.9%
   (Cost $134,570)                                                               134,401
                                                                                --------
Other Assets and Liabilities, Net -- 0.1%                                            162
                                                                                --------

--------------------------------------------------------------------------------
                                                Face
                                             Amount (000)            Value (000)
--------------------------------------------------------------------------------
Net Assets:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   12,870,920 outstanding shares of
   beneficial interest                                                 $135,894
Undistributed Net Investment Income                                           2
Accumulated Net Realized Loss
   on Investments                                                        (1,164)
Net Unrealized Depreciation on Investments                                 (169)
                                                                       --------
Total Net Assets -- 100.0%                                             $134,563
                                                                       ========
Net Asset Value, Offering Price and
   Redemption Price Per Share -- Class A                               $  10.45
                                                                       ========

AMBAC    American Municipal Bond Assurance Corporation
COP      Certificate of Participation
FGIC     Financial Guaranty Insurance Corporation
FHA      Federal Housing Agency
FSA      Financial Security Assurance
GO       General Obligation
MBIA     Municipal Bond Investors Assurance
RB       Revenue Bond
SER      Series
TRAN     Tax & Revenue Anticipation Note
VRDN     Variable Rate Demand Note
(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on August 31, 1996.
(B) Mandatory Redemption -- the maturity date reported on the Statement of Net Assets is the mandatory redemption date.
(C) Pre-Refunded Security -- the maturity date reported on the Statement of Net Assets is the Pre-Refunded date.
(D) Security is escrowed to maturity
(E) Security is held in conjunction with a letter of credit from a major commercial bank or financial institution.

PENNSYLVANIA MUNICIPAL PORTFOLIO

Municipal Bonds -- 99.0%
Pennsylvania -- 99.0%
   Allegheny County Hospital
     Development Authority,
     Allegheny General
     Hospital, RB (C)
     6.750%,  05/01/04                                   $  10             $  10
   Allegheny County Redevelopment
     Authority, Home Improvement, RB
     6.700%,  08/01/99                                     485               500
   Allegheny County Hospital
     Development Authority,
     Allegheny General, RB (C)
     7.250%,  07/01/03                                     185               194
   Allegheny County Hospital
     Development Authority, Children's
     Hospital of Pittsburgh, Ser 91,
     RB, MBIA Insured
     6.600%,  07/01/01                                 $ 1,000           $ 1,064
   Allegheny County Hospital
     Development Authority, Magee
     Women's Hospital, Ser 93,
     RB, FGIC Insured
     5.200%,  10/01/05                                   1,000             1,000
   Allegheny County Hospital
     Development Authority, Mercy
     Hospital of Pittsburgh, AMT
     RB, BIGI Insured
     6.875%,  10/01/99                                   1,000             1,022
   Allegheny County Hospital
     Development Authority,
     Montefiore Hospital, RB (C)
     6.875%,  07/01/09                                     520               555
   Allegheny County Hospital
     Development Authority,
     St. Margaret Memorial
     Hospital, RB (C)
     6.750%,  07/01/10                                     475               510
   Allegheny County Industrial
     Development Authority, Home
     Improvement Project, RB
     6.700%,  02/01/99                                     800               822
   Allegheny County Industrial
     Development Authority, RB, AMT (B)
     6.000%,  10/01/04                                     150               150
   Allentown Hospital Authority,
     Sacred Heart Project, RB (C)
     8.000%,  03/01/09                                     105               120
   Allentown Hospital Authority,
     Sacred Heart Hospital of
     Allentown, Ser A, RB
     6.500%,  11/15/08                                   1,200             1,211
   Altoona Area School District
     Authority, Blair County,
     Pennsylvania School Revenue,
     Ser 78, RB, Pre-Refunded @ 100 (A)
     6.500%,  07/01/06                                     155               165
   Altoona School District, RB (C)
     6.250%,  01/01/03                                      10                10
   Baldwin Whitehall School
     Building Revenue, RB (C)
     6.625%,  11/15/02                                     105               110
   Beaver County Housing Authority,
     First Mortgage Guaranteed,
     Section 8, RB, MBIA Insured,
     Callable 03/19/97 @ 100
     7.875%,  07/01/99                                     345               343

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



PENNSYLVANIA MUNICIPAL PORTFOLIO -- CONTINUED

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
   Bensalem Township Water &
     Sewer Authority, RB (C)
     6.750%,  12/01/14                                 $    75           $    84
   Blair County Hospital
     Authority, RB (C)
     6.900%,  07/01/08                                     570               602
   Borough of Tarentum, Pennsylvania
     Guaranteed Electric Revenue
     Bond, Ser 93-A, RB, Asset
     Guaranty Insured
     5.500%,  09/01/08                                     645               630
   Bucks County Industrial
     Development Authority,
     Grandview Hospital, Ser 91,
     RB, AMBAC Insured (C)
     6.600%,  07/01/01                                     250               269
   Bucks County Redevelopment
     Authority, Mortgage Revenue,
     Warminster Heights, Section 8-A,
     Ser 92-A, RB, FHA Insured,
     Callable 02/01/02 @ 100
     6.250%,  08/01/02                                     315               325
   Bucks County Redevelopment
     Authority, Mortgage Revenue,
     Warminster Heights, Section 8,
     Ser 92-A, RB, FHA Insured
     5.750%,  08/01/97                                      50                50
   Bucks County Industrial
     Development Authority
     Revenue, RB (C)
     8.750%,  09/01/04                                      15                17
   Butler Area Sewer Authority, RB,
     Pre-Refunded @ 100 (A)
     7.250%,  01/01/04                                      75                83
   Cambria County Hospital
     Authority, Conemaugh Valley
     Memorial Hospital, RB (C)
     7.625%,  09/01/11                                     235               275
   Chartiers Valley Industrial
     Development Authority, Colonial
     Building, RB, Mandatory
     Put 12/01/97 @ 100 (B) (D)
     5.625%,  12/01/97                                     690               691
   Chester County Hospital
     Authority, Paoli Memorial
     Hospital, RB (C)
     5.500%,  02/01/03                                     105               104
   Chester County, Pennsylvania
     Health & Education Authority,
     RB, Ser 96-B, (B) (D)
     4.900%,  08/01/99                                   2,575             2,575
   City of Aliquippa, Beaver County,
     RB, Asset Guaranty Insured
     8.250%,  09/15/01                                   1,220             1,295
   Cresswell Heights, Joint Water
     Authority Revenue, RB (C)
     7.375%,  03/01/07                                 $    95            $  103
   Dauphin County General
     School Authority, RB,
     Mandatory Put 06/01/98 @100
     6.000%,  06/01/26                                      50                49
   Dauphin County General School
     Authority, G.O., Mandatory
     Put 06/01/04 @ 100 (D)
     6.700%,  06/01/04                                   1,220             1,299
   Dauphin County General
     Authority, Phoenixville Hospital,
     Hapsco Group Incorporated,
     Ser 92-A, RB, FGIC Insured
     5.900%,  07/01/05                                     845               882
   Dauphin County General School
     Authority, Penncrest School
     Project, RB, Mandatory
     Put 06/01/03 @ 100 (D)
     6.600%,  06/01/26                                     915               974
   Delaware County Authority,
     Villanova University, RB (C)
     9.625%,  08/01/02                                     165               187
   Delaware County Hospital
     Authority, Chester Crozer, RB (C)
     7.250%,  12/15/10                                     115               123
   Delaware County Industrial
     Development Authority,
     Resource-Recovery Project, RB (B)
     8.100%,  12/01/13                                     405               420
   Delaware County, Pennsylvania
     Industrial Development Authority,
     Resource Recovery Project,
     Ser A, RB, Callable
     12/01/96 @ 103.50 (C)
     7.900%,  12/01/05                                      25                26
   Delaware County, Pennsylvania
     Industrial Development Authority,
     Resource Recovery Project,
     Ser A, RB,  Callable
     12/01/96 @ 103.50 (C)
     7.650%,  12/01/01                                      20                21
   Delaware River Port Authority, RB (C)
     6.000%,  01/15/10                                      90                92
   Delaware River Port Authority,
     PA & NJ River Bridges
     Revenue, RB (B) (C)
     6.500%,  01/15/11                                     265               277
   Derry Township Sanitation Sewer
     Authority, RB (C)
     6.250%,  08/01/12                                      65                67

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
   East Marlboro Township Sewer
     Authority, Guaranteed Sewer
     Revenue, RB
     5.200%,  12/01/01                                 $    55           $    55
     5.300%,  12/01/02                                     200               198
   Economy Municipal Authority,
     Sewer Revenue, RB,
     Callable 12/15/99 @100
     6.000%,  12/15/03                                      55                56
   Erie County Hospital Authority,
     RB (C)
     6.750%,  07/01/11                                     320               344
   Erie County Hospital Authority,
     Hamot Health Systems, RB,
     AMBAC Insured
     6.700%,  02/15/02                                     500               539
   Fayette County Hospital Authority,
     Uniontown Hospital, RB,
     Connie Lee Insured
     4.850%,  06/15/01                                   1,000               988
     5.000%,  06/15/02                                     300               296
     5.100%,  06/15/03                                   1,065             1,053
     5.200%,  06/15/04                                     100                98
     5.300%,  06/15/05                                   1,000               984
   Fort Le Boeuf School District,
     Ser 93-A, G.O., MBIA Insured
     5.150%,  01/01/02                                     500               510
   Fox Chapel Sanitation Sewer
     Authority, RB
     5.900%,  05/01/05                                     275               274
   Franklin Hospital, Pennsylvania
     State, Special Obligation, RB (C)
     7.125%,  10/01/08                                      20                21
   Greene County Industrial
     Development Authority, Pollution
     Control Revenue, Monogahela
     Power-Hatfield Ferry, Ser A, RB
     6.300%,  02/01/02                                     865               869
   Hampton Township, G.O.
     6.300%,  06/01/02                                     775               822
   Harrisburg Authority, Lease
     Revenue, RB, Cross Over
     Pre-Refunded @ 101,
     CGIC Insured (A)
     6.250%,  06/01/01                                   1,000             1,059
   Hopewell Township, Guaranteed
     Sewer Revenue, RB,
     Callable 11/01/03 @ 100
     5.800%,  11/01/08                                     815               768
   Jefferson County Municipal
     Authority Revenue, RB,
     MBIA Insured (C)
     7.000%,  12/01/02                                      20                21
   Jersey Shore Area School District,
     G.O., MBIA Insured (C)
     9.375%,  03/01/03                                $     95          $    109
   Lehigh County Community
     College, School Lease, RB
     5.750%,  01/15/02                                   1,285             1,287
   Lehigh County Industrial
     Development Authority,
     Strawbridge Project, RB (C)
     7.200%,  12/15/01                                   1,150             1,235
   Lehigh County General Purpose
     Authority, Muhlenberg Medical
     Center Project, RB (C)
     7.000%,  07/01/04                                      20                21
   Luzerne County, Ser 91, G.O.,
     FGIC Insured
     6.800%,  09/15/02                                     500               543
   Lycoming County Authority,
     Hospital Revenue, Williamsport
     Hospital, RB, Connie Lee Insured
     5.250%,  11/15/06                                   1,300             1,279
   Lycoming County Hospital
     Authority, RB (C)
     5.750%,  07/01/02                                     125               125
   McCandless Township Sanitation
     Authority, Sewer Revenue, RB (C)
     6.750%,  11/15/05                                      85                92
   Montgomery County Higher
     Education & Health Authority,
     Abington Memorial Hospital,
     Ser 91-A, RB, AMBAC Insured
     6.200%,  06/01/00                                     800               841
   Montgomery County Industrial
     Development Authority,
     Ecri Project, RB
     6.850%,  06/01/13                                   2,165             2,124
   Montgomery County, G.O. (C)
     9.000%,  08/15/04                                     165               185
   Moon School District, School
     Building Revenue, RB,
     MBIA Insured (C)
     6.375%,  11/15/98                                      40                40
   Moon Transportation Authority,
     Pre-Refunded @100, RB (A) (C)
     9.000%,  02/01/98                                      10                11
   Mount Lebanon Hospital
     Authority, RB (C)
     7.000%,  07/01/06                                     185               197
   Norristown Area School District,
     Ser 91, Bank Qualified, G.O.,
     Pre-Refunded @ 100 (A)
     6.650%,  09/01/01                                     100               108

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



PENNSYLVANIA MUNICIPAL PORTFOLIO -- CONTINUED

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
   Northampton County Industrial
     Development Authority,
     Moravian Hall Square Project,
     Ser A, RB, Asset Guaranty Insured
     5.000%,  07/01/05                                 $   575           $   554
     5.000%,  07/01/06                                     560               532
     5.250%,  07/01/08                                     595               566
     5.350%,  07/01/10                                   1,470             1,384
   Northeast Allegheny County, RB (C)
     6.000%,  05/01/02                                      60                61
   Northeast Hospital Authority, RB (C)
     6.375%,  09/01/07                                      60                61
   Northeastern Hospital, Hospital
     Revenue Authority, RB (C)
     7.000%,  06/01/06                                     210               223
   Pennsylvania Housing Finance
     Authority, RB (C)
     7.750%,  12/01/07                                      45                50
   Pennsylvania Higher Education
     Authority, Ser 95, RB,
     Asset Guaranty Insured (C)
     4.750%,  09/15/02                                     270               264
     4.850%,  09/15/03                                     250               244
     4.950%,  09/15/04                                     515               501
     5.150%,  09/15/06                                     345               334
   Pennsylvania Higher Education
     Facilities Authority,
     Commonwealth of Pennsylvania,
     Ser E, RB, MBIA Insured
     6.450%,  06/15/01                                     400               428
   Pennsylvania Higher Education
     Facilities Authority, Hahnemann
     University Project, Ser-91, RB,
     MBIA Insured
     6.400%,  07/01/01                                     570               611
     Pre-Refunded 07/01/01 @ 102 (A)
     6.600%,  07/01/01                                     535               586
   Pennsylvania Higher Education
     Facilities Authority, Philadelphia
     College of Pharmacy, Ser A,
     RB, MBIA Insured,
     Pre-Refunded @ 101 (A)
     6.750%,  09/01/98                                     500               529
   Pennsylvania Housing Finance
     Agency, RB, AMT,
     Callable 10/01/00 @ 102
     7.800%,  10/01/20                                     100               105
   Pennsylvania Housing Finance
     Agency, Rental Housing,
     Ser 91, RB, Callable 07/01/03
     @ 102, FNMA Collateral
     5.450%,  07/01/06                                   2,000             2,010
   Pennsylvania Housing Finance
     Agency, Single Family
     Mortgage, Ser 92-33, RB
     5.700%,  04/01/98                                 $   330           $   332
   Pennsylvania State Higher
     Education, Philadelphia
     College of Textiles & Science,
     Ser 96, RB
     5.900%,  04/01/02                                     225               226
     6.050%,  04/01/03                                     240               242
     6.150%,  04/01/04                                     250               252
     6.250%,  04/01/05                                     265               268
     6.350%,  04/01/06                                     285               288
     6.450%,  04/01/07                                     295               299
     6.550%,  04/01/08                                     320               325
     6.600%,  04/01/09                                     340               345
   Pennsylvania State Higher
     Education Facilities Authority,
     College & University Revenue,
     Tenth Series, RB (C)
     6.900%,  07/01/07                                      75                80
   Pennsylvania State Higher
     Education Facilities, Drexel
     University, RB,
     6.375%,  05/01/17                                   1,450             1,434
   Pennsylvania State Higher
     Education, College &
     University, RB (C)
     9.375%,  07/01/10                                     120               145
   Pennsylvania State Higher
     Education, Student Loan,
     Ser A, RB, AMT,
     AMBAC Insured
     7.050%,  10/01/16                                   3,500             3,645
   Pennsylvania State Higher
     Education, Student Loan,
     Ser C, RB, AMT,
     AMBAC Insured
     7.150%,  09/01/21                                     500               522
   Pennsylvania State Housing
     Finance Authority, Single
     Family Mortgage, Ser N, RB,
     Callable 10/01/97 @ 102
     7.500%,  10/01/99                                     200               204
   Peters Township School District,
     G.O., MBIA Insured,
     Callable 11/15/02 @ 100 (C)
     0.00%,  11/15/07                                      100                54

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
   Philadelphia Gas Works Revenue,
     Fourteenth Series, RB, FSA Insured,
     Callable 07/01/03 @ 102
     6.250%,  07/01/08                                $  1,000          $  1,076
   Philadelphia Hospital & Higher
     Education Authority, Presbyterian
     Medical Center, RB (C)
     6.100%,  12/01/03                                     410               435
   Philadelphia Hospital & Higher
     Education Facilities, Philadelphia
     MR Project, RB
     5.500%,  08/01/01                                   1,175             1,160
   Philadelphia Hospital, Graduate
     Hospital Project, RB (C)
     7.000%,  07/01/10                                     335               359
   Philadelphia Industrial
     Development Authority,
     Convention Project, PGH
     Development Corporation,
     Ser 89, RB, AMBAC Insured (C)
     7.000%,  07/01/99                                     885               925
   Philadelphia Industrial
     Development Authority,
     National Board of Medical
     Examiners Project, RB,
     Callable 05/01/02 @ 102
     6.750%,  05/01/12                                     950             1,008
   Philadelphia Municipal Authority,
     Justice Lease Revenue, Ser B,
     RB, FGIC Insured
     6.700%,  11/15/01                                   1,000             1,088
   Philadelphia Municipal Authority,
     Services Building Lease Rental
     Revenue, Ser 90, RB,
     FSA Insured
     6.900%,  03/15/99                                   1,000             1,056
   Philadelphia Hospital & Higher
     Education Facilities Authority,
     St. Agnes Medical Center, RB,
     MBIA Insured
     4.900%,  07/01/04                                     820               810
   Philadelphia Redevelopment
     Authority, Home Improvement
     Loan, Ser 95-A, RB, AMT
     5.100%,  06/01/01                                     140               139
     5.100%,  12/01/01                                     110               109
     5.250%,  06/01/02                                     200               198
     5.250%,  12/01/02                                     220               218
     5.400%,  06/01/03                                     160               158
     5.400%,  12/01/03                                     185               183
     5.550%,  06/01/04                                      65                64
     5.650%,  12/01/05                                      70                69
     6.100%,  12/01/10                                   1,000               984
   Philadelphia Redevelopment
     Authority, West Philadelphia
     Project, RB, FNMA Collateral
     6.750%,  05/15/04                                  $  765            $  797
   Philadelphia School District,
     Ser 91-B, G.O., MBIA Insured
     7.000%,  07/01/05                                     250               276
   Philadelphia United Hospitals
     Project, RB, Pre-Refunded @ 100 (A)
     10.875%,  07/01/05                                    660               859
   Philadelphia Water & Sewer
     Authority, Ser 10, RB (C)
     7.350%,  09/01/04                                   5,485             6,150
   Pittsburgh Parking Authority,
     Ser 92-A, RB, FGIC Insured,
     Callable 12/14/04 @ 100
     5.750%,  12/01/05                                     500               518
   Pittsburgh, G.O., FGIC Insured
     7.000%,  03/01/01                                     775               800
   Pittsburgh Stadium Authority,
     Lease Revenue, RB (C)
     6.500%,  04/01/11                                     815               849
   Pittsburgh Urban Redevelopment
     Authority Mortgage Revenue,
     Ser 96-C, RB, AMT
     5.700%,  10/01/05                                     240               239
   Pittsburgh Urban Redevelopment
     Authority Mortgage Revenue,
     Ser 96-D, RB
     5.900%,  04/01/08                                     285               284
     5.900%,  10/01/08                                     290               289
     6.000%,  10/01/09                                     310               310
     6.100%,  10/01/10                                     330               330
   Pittsburgh Urban Redevelopment
     Authority, Home Improvement
     Loans, RB, Callable 08/14/03 @ 100
     7.125%,  08/01/04                                     835               859
   Pittsburgh Urban Redevelopment
     Authority, Mortgage Revenue,
     Ser A, RB, AMT
     5.000%,  10/01/02                                      70                68
     5.100%,  10/01/03                                      70                68
     5.750%,  10/01/10                                      55                53
   Pittsburgh Urban Redevelopment
     Authority, Ser A, RB, AMT
     5.300%,  04/01/05                                      75                72
     5.400%,  04/01/06                                      80                77
     5.400%,  10/01/06                                      80                76
     5.500%,  04/01/07                                      85                81
     5.500%,  10/01/07                                      85                81
     5.600%,  04/01/08                                      90                86
     5.700%,  04/01/09                                      90                86
     5.700%,  10/01/09                                      95                90

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



PENNSYLVANIA MUNICIPAL PORTFOLIO -- CONCLUDED

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
   Pittsburgh Urban Redevelopment
     Authority, Ser B, RB,
     Callable 04/01/03 @ 100
     6.700%,  04/01/10                                 $    40           $    40
   Pittsburgh Urban Redevelopment
     Authority, Ser B, RB
     5.700%,  10/01/11                                     110               104
   Pittsburgh Urban Redevelopment
     Center, Triangle Tax Increment,
     Ser A, RB (B)
     5.125%,  06/01/00                                   1,175             1,157
     5.750%,  12/01/06                                   1,980             1,896
   Pittsburgh Urban Redevelopment
     Center, Triangle Tax Increment,
     Ser B, RB (B)
     5.750%,  03/15/06                                   1,185             1,138
   Pittsburgh, RB, Pre-Refunded
     @ 102, FGIC Insured (A)
     7.000%,  03/01/97                                     100               103
   Potter County  Hospital Authority,
     Charles Cole Memorial, RB,
     Asset Guaranty Insured
     4.750%,  08/01/99                                     260               258
     4.850%,  06/01/00                                     270               268
     5.100%,  08/01/02                                     290               287
     5.200%,  08/01/03                                     245               242
     5.400%,  08/01/04                                     325               321
     5.400%,  08/01/05                                     320               316
     5.500%,  08/01/06                                     160               157
   Pottsville Hospital Authority,
     Pottsville Hospital &
     Warner Clinic, RB
     6.400%,  07/01/03                                     930               927
   Quakertown Pennsylvania
     Hospital Authority, Quakertown
     Community Hospital, RB (C)
     7.125%,  01/01/11                                      10                11
   Sayre Health Facilities Authority,
     Guthrie Health Care,
     Ser 91-A, RB, AMBAC Insured
     6.800%,  03/01/03                                   1,000             1,086
   Scranton Lackawanna Health &
     Welfare Authority, Community
     Medical Center, RB, FGIC Insured
     6.900%,  07/01/98                                     500               522
     7.000%,  07/01/99                                     250               266
   Scranton Lackawanna Health &
     Welfare Authority, Moses Taylor
     Hospital, RB (C)
     6.625%,  07/01/09                                     485               509
   Scranton Lackawanna Health &
     Welfare Authority, RB, BIGI Insured
     7.250%,  07/01/99                                  $  790           $   841
   Scranton Lackawana Health &
     Welfare Allied Services,
     Rehabilitation Hospital, RB,
     Callable 07/01/04 @ 102
     7.125%,  07/15/05                                   1,500             1,524
   Shaler School District, RB (C)
     6.250%,  04/15/08                                      50                52
   Shaler Township, G.O. (C)
     6.400%,  08/01/01                                      30                31
   South Side Area School
     District, Ser 91, G.O.,
     AMBAC Insured,
     Pre-Refunded @ 100 (A)
     6.550%,  04/15/98                                     260               269
   Southeastern Greene
     School District, G.O. (C)
     9.375%,  07/01/03                                      60                70
   University Area Joint Authority,
     Sewer Revenue, Ser 90, RB,
     MBIA Insured,
     Pre-Refunded @ 101 (A)
     7.000%,  09/01/00                                     750               815
   Upper Allegheny Joint Sanitation
     Authority, RB, AMBAC Insured (C)
     9.000%,  09/01/00                                      10                11
   Washington County Authority,
     Municipal Facilities Lease
     Revenue, Pooled Capital,
     Ser C, Subseries C-1A, RB,
     AMBAC Insured,
     Pre-Refunded @ 100 (A)
     7.000%,  06/15/00                                     400               435
   Washington County Hospital
     Authority, Shadyside Hospital
     Project, Ser 92, RB,
     AMBAC Insured
     5.875%,  12/15/04                                   1,000             1,052
   Westmoreland County Industrial
     Development Authority, Henry
     Clay Frick Hospital, RB
     7.000%,  12/01/05                                     830               832
   Westmoreland County Industrial
     Development Authority, Hospital
     Revenue, Ser 92-A, RB,
     AMBAC Insured
     5.900%,  07/01/05                                     595               614
   Westmoreland County Industrial
     Development Authority,
     Hospital Revenue, Ser 99-A,
     AMBAC Insured
     5.800%,  07/01/04                                     565               583

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
   Windber Area Authority, Hospital
     Revenue, RB, FHA Insured
     5.900%,  02/01/10                                 $  355         $   363
   Wyoming County Hospital
     Authority, RB (C)
     7.400%,  01/01/05                                     45              48
   Wyoming County Hospital Authority,
     Tyler Memorial, RB (C)
     7.400%,  01/01/05                                     60              63
   York County Hospital Authority,
     Lutheran Social Services, RB
     5.400%,  04/01/04                                    500             486
     5.600%,  04/01/05                                    500             485
     5.800%,  04/01/06                                    500             484
Total Municipal Bonds                                                 -------
   (Cost $96,024)                                                      96,265
                                                                      -------
Total Investments -- 99.0%
   (Cost $96,024)                                                      96,265
                                                                      -------
Other Assets and Liabilities, Net -- 1.0%                                 963
                                                                      -------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   9,275,192 outstanding shares of
   beneficial interest                                                 95,265
Undistributed Net Investment Income                                         1
Accumulated Net Realized Gain
   on Investments                                                       1,721
Net Unrealized Appreciation
   on Investments                                                         241
                                                                      -------
Total Net Assets -- 100.0%                                            $97,228
                                                                      =======
Net Asset Value, Offering Price and
   Redemption Price Per Share -- Class A                              $ 10.48
                                                                      =======

AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
BIGI      Bond Investors Guaranty Insurance Corporation
CGIC      Capital Guaranty Insurance Corporation
FGIC      Financial Guaranty Insurance Corporation
FHA       Federal Housing Agency
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance
GO        General Obligation
MBIA      Municipal Bond Investors Assurance
RB        Revenue Bond
SER       Series
(A) Pre-Refunded Security -- the maturity date reported on the Statement of Net Assets is the Pre-Refunded date.
(B) Security is held in conjunction with a letter of credit from a major commercial bank or financial institution.
(C) Security is escrowed to maturity.
(D) Put and Demand feature -- the maturity date reported on the Statement of Net Assets is the lesser of the maturity date or the put date.


KANSAS TAX FREE INCOME PORTFOLIO

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.4%
KANSAS -- 95.9%
   Anderson County, USD #365
     Garnett, Ser 91, G.O.,
     AMBAC Insured
     6.400%,  09/01/05                                  $  250            $  263
     6.500%,  09/01/06                                     250               264
   Arkansas City, G.O.
     3.800%,  12/01/99                                     285               271
   Belleville Electric & Gas,
     Ser A, RB
     5.000%,  12/01/98                                     150               151
     5.500%,  12/01/02                                     175               180
     5.700%,  12/01/04                                     150               155
   Bourbon County, G.O.
     5.500%,  09/01/09                                     195               194
   Bourbon County, USD # 234,
     Fort Scott , Ser B, G.O.
     5.625%,  09/01/11                                     285               280
   Bourbon County, USD # 234,
     G.O., Callable 09/01/06 @ 100
     5.600%,  09/01/10                                     215               212
   Butler County, Bank Qualified,
     G.O., CGIC Insured
     4.150%,  10/01/01                                     250               241
     4.300%,  10/01/02                                     250               241
   Chanute Electric Light Water &
     Gas, RB, MBIA Insured
     Pre-Refunded @ 100 (A)
     6.900%,  11/01/05                                     600               633
   Cherokee County, USD #499, G.O.,
     AMBAC Insured
     5.800%,  10/01/09                                     200               204
     5.900%,  10/01/10                                     215               220
     5.950%,  10/01/11                                     225               230
   Clay County, Clay Center, Ser 92,
     Bank Qualified, G.O.
     5.300%,  04/01/00                                     250               255
     5.400%,  04/01/01                                     250               254
   Clay County, Ser 94-B, G.O.
     6.200%,  10/01/15                                     250               253
   Coffeyville Water and Sewer, Ser 93,
     RB, AMBAC Insured
     4.600%,  10/01/04                                     465               446
     4.700%,  10/01/05                                     490               469
   Coffeyville, COP
     5.875%,  10/01/14                                     250               250
   Cowley County, USD #470, G.O.,
     Callable 12/01/06 @ 100
     5.450%,  12/01/12                                     500               493
   Cowley County, USD #465 School
     Improvement Bonds, Winfields,
     Ser 91, G.O.
     6.000%,  11/01/97                                     250               255

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



KANSAS TAX FREE INCOME PORTFOLIO -- CONTINUED

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
   Decatur County, Ser 92, Bank
     Qualified, G.O.
     6.000%,  09/01/01                                  $  250            $  260
   Dickinson County, Abilene School
     District, Ser 92, Bank
     Qualified, G.O.
     5.400%,  04/01/01                                     265               267
     5.600%,  04/01/03                                     300               300
   Dodge City, Pollution Control
     Revenue, Excel Project, RB
     6.625%,  05/01/05                                     700               760
   Dodge, USD #443, Ford County,
     G.O., CGIC Insured
     4.700%,  03/01/07                                     180               167
     4.800%,  03/01/08                                     360               337
     5.000%,  03/01/14                                     250               228
   Douglas County, USD #497, Ser 93-A, G.O.
     4.500%,  09/01/02                                     250               246
   Douglas County, USD #497,
     Ser A, G.O.
     5.400%,  09/01/15                                     600               574
   Emporia Sewer System, Ser 90,
     RB, Pre-Refunded @ 100.50 (A)
     7.100%,  06/01/04                                     300               316
   Emporia, Ser B, G.O.
     5.150%,  09/01/00                                     155               158
     5.250%,  09/01/01                                     165               170
     6.000%,  09/01/06                                     175               182
   Finney County, Garden City
     Project, Ser 91, G.O.
     5.700%,  10/01/98                                     500               505
   Finney County, USD #457, G.O.
     5.500%,  10/01/99                                     185               190
     5.550%,  10/01/00                                     250               258
   Ford County, Single Family
     Mortgage Ser A, RB
     7.900%,  08/01/10                                     325               341
   Garden City, Ser B, G.O.,
     MBIA Insured
     4.900%,  11/01/99                                     250               254
     5.450%,  11/01/04                                     250               259
   Garden City, Water & Sewer, RB
     6.500%,  11/01/00                                     125               134
     6.750%,  11/01/03                                     125               134
   Gardner County, G.O.
     5.300%,  09/01/11                                     330               323
   Gardner Electric Utility, Ser 92, RB
     7.000%,  11/01/09                                     500               523
   Gove County, G.O., AMBAC Insured,
     Callable 10/01/01 @ 101
     5.150%,  04/01/12                                     560               523
   Gray County,USD #102, G.O.
     6.000%,  09/01/04                                     100               104
     6.200%,  09/01/06                                     125               131
     6.800%,  09/01/15                                     250               261
   Great Bend, Ser B, G.O., FGIC Insured
     5.900%,  09/01/98                                     250               250
   Great Bend, Ser B, G.O.,
     Pre-Refunded @ 100 (A)
     6.300%,  09/01/02                                     250               250
   Halstead Hospital, Active
     Sinking Fund, RB
     6.750%,  10/01/06                                     255               274
   Hays, Ser A, G.O., FGIC Insured,
     Callable 09/01/03 @ 100
     5.150%,  09/01/09                                     250               241
     5.250%,  09/01/10                                     250               246
   Hays, Internal Improvement,
     Ser A, G.O.
     5.200%,  09/01/01                                     105               108
     5.300%,  09/01/02                                     110               112
     5.500%,  09/01/04                                     120               122
   Hays, Water & Sewer, Ser 92,
     Bank Qualified, RB,
     AMBAC Insured
     5.600%,  09/01/99                                     100               103
     5.800%,  09/01/00                                     100               104
     6.200%,  09/01/03                                     100               106
     6.400%,  09/01/05                                     180               191
   Hayes Water & Sewer System, RB
     5.200%,  09/01/11                                     260               247
   Holton, Electrical Systems,
     Ser 92-A, RB
     6.400%,  12/01/06                                     150               161
     6.500%,  12/01/07                                     150               161
   Hutchinson, Ser A, RB
     5.450%,  10/01/14                                     125               121
     5.500%,  10/01/15                                     135               130
   Hutchinson, Single Family
     Mortgage, Ser 92, RB
     6.500%,  12/01/09                                     175               182
   Hutchinson, Water & Sewer,
     Ser 93, RB, AMBAC Insured
     6.850%,  12/01/05                                     150               168
     5.000%,  12/01/11                                     225               210
   Jackson County, Holton School
     Boards USD #336, Ser 92,
     Bank Qualified, G.O.
     6.200%,  10/01/07                                     205               219
     6.300%,  10/01/08                                     125               134
   Jefferson County, USD #340,
     G.O., CGIC Insured
     6.000%,  09/01/06                                     300               317
     6.100%,  09/01/07                                     320               338
     6.200%,  09/01/08                                     330               348

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
   Johnson County, Blue Valley
     Recreation Commission,
     COP, Ser 91, G.O.
     6.000%,  10/01/97                                  $  250          $    253
   Johnson County, G.O.
     6.800%,  09/01/99                                   1,000             1,068
   Johnson County, Internal
     Improvement, Ser A, G.O.
     5.600%,  09/01/03                                     200               209
   Johnson County, USD #229
     Blue Valley, Ser A, G.O.,
     Pre-Refunded @ 100 (A)
     6.500%,  10/01/12                                     300               323
   Johnson County, USD #233
     Olathe, Ser 89-B, G.O.,
     Pre-Refunded @ 100 (A)
     7.000%,  03/01/03                                     500               534
     7.000%,  09/01/03                                     500               534
   Johnson County, USD #233,
     G.O., AMBAC Insured
     5.950%,  09/01/05                                     500               524
   Johnson County, Water
     District #001, Ser 90-A, RB
     6.800%,  06/01/99                                     250               264
     6.900%,  12/01/00                                     250               272
     5.125%,  12/01/08                                     250               245
     5.250%,  12/01/15                                     500               463
     6.100%,  12/01/16                                     250               253
   Junction City, Industrial
     Development, F.W. Woolworth, RB
     7.250%,  11/01/98                                     190               191
   Junction City, Ser 00, Bank
     Qualified, G.O., AMBAC Insured
     6.200%,  09/01/06                                     515               534
   Junction City, Water, Ser A, RB
     4.900%,  04/01/01                                     205               206
     4.900%,  10/01/01                                     210               211
   Kansas City, Community
     College Center, G.O., MBIA Insured
     6.000%,  05/15/10                                     205               216
     6.125%,  05/15/11                                     215               228
     6.125%,  05/15/12                                     230               244
   Kansas City, Improvement Project,
     Ser B, MBIA Insured
     5.375%,  09/01/10                                   1,500             1,487
   Kansas City, Sisters of Charity
     Health Hospital, RB
     4.850%,  08/01/97                                     250               251
   Kansas City, Special Obligation (B)
     5.500%,  02/15/99                                     500               514
   Kansas Rural Water Finance
     Authority, Revenue District # 13,
     Ser F, RB, Callable 06/01/01 @ 100
     5.900%,  06/01/11                                     400               403
   Kansas Water Pollution Control
     Callable 05/01/03 @ 102
     5.750%,  05/01/14                                     370               375
   Kansas State Department of
     Transportation Highway, RB
     5.000%,  03/01/04                                     250               252
   Kansas State Department of
     Transportation Highway, Ser 92,
     RB, Pre-Refunded @ 102 (A)
     6.125%,  03/01/03                                     500               536
     6.500%,  03/01/08                                     750               818
   Kansas State Development
     Finance Authority, RB
     Callable 05/01/04 @ 101
     5.200%,  05/01/07                                     120               121
     5.400%,  05/01/09                                     135               136
     5.450%,  05/01/10                                     100               101
     5.500%,  05/01/11                                     100               101
     5.550%,  05/01/12                                     100               101
   Kansas State Development
     Finance Authority, Storemont
     Vail Health Care, Ser F, RB,
     MBIA Insured
     5.800%,  11/15/16                                     500               491
   Kansas State Development Finance
     Authority, Storemont Vail Health
     Care, Ser G, RB, MBIA Insured
     5.750%,  11/15/10                                     500               500
   Kansas State Development Finance
     Authority, Department of
     Corrections El Dorado Project L,
     RB, MBIA Insured
     5.625%,  02/01/03                                     250               255
   Kansas State Development Finance
     Authority, Kansas Board Regents
     Wichita, RB, AMBAC Insured
     5.125%,  06/01/06                                     250               247
   Kansas State Development Finance
     Authority, Water Pollution
     Control, G.O.
     4.450%,  05/01/01                                     355               358
   Kansas State Pollution Control, RB
     5.450%,  04/01/06                                     500               499
   Kingman, Electric Utility &
     Distribution System, RB
     5.500%,  09/01/08                                     250               243
   Kingman, Water & Sewer, Utility &
     Distribution System, RB
     6.125%,  09/01/15                                     250               255

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



KANSAS TAX FREE INCOME PORTFOLIO -- CONTINUED

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
   Lawrence Hospital, RB
     4.850%,  07/01/97                                $    250          $    250
   Lawrence Water & Sewer
     System, RB
     5.300%,  11/01/07                                     315               313
     5.700%,  11/01/11                                     395               392
   Lawrence, G.O.
     5.100%,  09/01/01                                     220               223
   Lawrence, Ser 91-L, G.O.
     5.600%,  09/01/98                                     175               180
   Leavenworth County, USD #449,
     Ser A, Bank Qualified, G.O.
     6.300%,  09/01/09                                     150               152
     6.400%,  09/01/10                                     160               163
     6.500%,  09/01/12                                     125               128
     6.500%,  09/01/13                                     100               102
   Leavenworth, Ser 91-A,
     Bank Qualified, G.O.
     5.700%,  09/01/97                                     160               160
   Leavenworth, Ser B, G.O.
     5.050%,  09/01/00                                     210               212
   Leawood, Ser 92-A, G.O.
     5.000%,  09/01/00                                     300               305
     5.200%,  09/01/01                                     250               255
     6.000%,  09/01/08                                     135               141
   Leawood, Unlimited Tax, Ser B, G.O.
     5.000%,  09/01/10                                     400               377
   Lindsborg Electric & Waterworks
     System, Callable 10/01/05 @ 100
     5.300%,  10/01/07                                     105               105
     5.600%,  10/01/09                                     120               120
   Lindsborg Electric & Waterworks
     System, RB
     5.000%,  10/01/05                                     100               100
   Lindsborg Temp Nts. Ser A, G.O.
     Callable 06/01/97 @ 100
     4.750%,  06/01/98                                     280               280
   Lyon County, Hospital Revenue,
     Ser 94, RB
     5.200%,  02/01/02                                     115               111
     5.200%,  08/01/02                                     250               240
     5.300%,  02/01/03                                     100                96
   Lyon County, USD #253 Emponia, RB
     6.250%,  10/01/08                                     250               262
   Manhattan, Unlimited Tax,
     Ser 89, G.O.
     5.850%,  11/01/02                                     250               262
     6.300%,  11/01/11                                     100               103
     6.300%,  11/01/12                                     105               109
   Marion County, USD #411, RB
     5.300%,  04/01/13                                     660               629
   McPherson County, USD #400
     Smoky Valley, G.O., FGIC Insured,
     Callable 12/01/05 @ 100
     5.200%,  12/01/10                                     250               243
     5.250%,  12/01/12                                     250               241
   McPherson, Electric Utility, RB,
     AMBAC Insured
     5.550%,  03/01/09                                     550               548
   McPherson, Electric Utility-Capital
     Appreciation, RB, AMBAC Insured
     0.000%,  03/01/10                                     520               209
   McPherson, Refunding &
     Improvement, Ser 115, G.O.
     5.000%,  11/01/06                                     500               488
   Meade Industrial Development,
     Dekalb Agresearch Project, RB
     6.500%,  10/01/06                                   1,000             1,103
   Miami County, USD #367, Ser A, G.O.
     5.850%,  09/01/13                                     550               558
   Miami County, USD #368 Paola,
     Ser 92, G.O., AMBAC Insured
     6.500%,  12/01/05                                     500               533
   Miami County, USD #416 Louisburg,
     Ser 92, G.O., AMBAC Insured
     6.000%,  09/01/02                                     250               261
   Nemaha County, USD #441,
     Ser 92, G.O., AMBAC Insured
     5.400%,  03/01/02                                     250               254
     5.750%,  03/01/07                                     250               254
   Neosho County, USD #413, G.O.
     5.650%,  09/01/01                                     260               270
   Newton, Waste Water Treatment
     System, Ser 92, Bank
     Qualified, RB
     5.750%,  03/01/99                                     110               113
     6.000%,  03/01/00                                     115               119
     6.200%,  03/01/01                                     120               126
     6.400%,  03/01/02                                     130               138
   Olathe & Labette County, GNMA
     Collateral Mortgage, Senior
     Ser 91-B, RB
     7.150%,  02/01/15                                      55                58
   Olathe, Multi-Family Housing,
     Deerfield Apartments,
     Ser 94-A, RB
     5.500%,  06/01/04                                     435               443
   Olathe, Sewer Improvement,
     Ser 84, G.O.
     4.600%,  10/01/99                                     275               276

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
   Osborne, Ser 92, Bank
     Qualified, G.O.
     5.500%,  12/01/01                                  $  135            $  137
     5.600%,  12/01/02                                     140               141
     5.700%,  12/01/03                                     150               151
     5.800%,  12/01/04                                     155               156
   Ottawa, Waterworks & Electric
     Systems, Ser 91, RB,
     MBIA Insured
     6.150%,  12/01/00                                     250               264
     6.250%,  12/01/01                                     250               267
   Pawnee County, G.O., CGIC Insured
     5.100%,  09/01/04                                     255               257
   Phillip County, USD #325, G.O.
     5.200%,  09/01/03                                     100               102
     5.600%,  09/01/07                                     155               158
   Pittsburg, Water & Sewer
     Systems, Ser 91-A, RB
     6.400%,  09/01/03                                     105               111
     6.500%,  09/01/04                                     110               116
   Pottawatomie County, USD #320
     Wamego, Ser 90, G.O.,
     AMBAC Insured
     6.600%,  10/01/02                                     500               539
   Pratt, Electrical System, Ser 92,
     RB, AMBAC Insured
     6.600%,  11/01/07                                     250               276
     6.000%,  11/01/12                                     250               254
   Reno County, G.O.
     6.250%,  08/01/00                                     685               706
   Reno County, Single Family
     Mortgage, Ser B, RB,
     Callable 09/01/01 @ 103
     8.700%,  09/01/11                                     205               219
   Riley County Hospital, Ser A, RB
     4.750%,  09/01/98                                     110               110
     5.000%,  09/01/99                                     165               165
     5.150%,  09/01/00                                     100               100
   Riley County, Ser 92,
     Bank Qualified, G.O.
     5.000%,  11/01/98                                     335               338
   Riley County, Ser B, G.O.
     6.100%,  09/01/06                                     110               116
     6.200%,  09/01/07                                     110               117
     6.300%,  09/01/08                                     110               117
     6.400%,  09/01/09                                     110               117
   Salina County, Sales Tax, RB
     3.700%,  12/01/96                                     100               100
   Salina, Internal Improvement
     Bonds, Ser P-240, G.O.
     4.900%,  10/01/96                                     125               125
     5.500%,  10/01/99                                     100               103
   Salina, Water & Sewer, RB,
     MBIA Insured
     5.000%,  09/01/07                                     330               315
   Salina, Water & Sewer, RB
     6.700%,  10/01/99                                     250               257
     6.750%,  10/01/00                                     250               256
     6.850%,  10/01/02                                     250               256
   Scott City, Water System, Ser A,
     Bank Qualified, G.O.
     5.250%,  09/01/04                                     130               129
     5.400%,  09/01/05                                     140               139
     5.600%,  09/01/06                                     140               139
     5.700%,  09/01/07                                     150               150
     5.800%,  09/01/08                                     145               145
   Scott County, USD #466, Ser 93, G.O.
     5.375%,  09/01/06                                     685               676
   Sedgwick & Shawnee County,
     GNMA Collateral Mortgage,
     Senior Ser 91-A, RB
     7.300%,  12/01/12                                     610               640
   Sedgwick & Shawnee County,
     Single Family Housing, RB
     8.050%,  05/01/14                                     440               489
   Sedgwick & Shawnee County,
     Single Family Mortgage, RB,
     Callable 11/01/04 @ 103
     7.800%,  05/01/14                                     185               200
   Sedgwick & Shawnee County,
     Single Family Mortgage, RB
     5.250%,  11/01/04                                     145               147
   Sedgwick County, Airport Facilities,
     Beech Aircraft, Ser 93, RB
     5.625%,  03/01/99                                   1,000             1,026
   Sedgwick County, Ser B, G.O.
     4.050%,  08/01/98                                     250               249
   Sedgwick County, USD #262,
     Valley Center, G.O.
     0.000%,  11/01/98                                     100                91
   Sedgwick Temp Notes, Ser B,
     G.O. Callable 06/01/97 @ 100
     4.750%,  06/15/98                                     250               250
   Seward County, Ser B, G.O.,
     AMBAC Insured
     6.000%,  08/15/08                                     250               254
     6.000%,  08/15/13                                     250               254
   Seward County, Single Family
     Mortgage, Ser B, RB
     8.000%,  05/01/11                                     395               420
   Seward County, USD# 480, RB,
     Ser 92, MBIA Insured
     5.000%,  12/01/00                                     500               503

STATEMENT OF NET ASSETS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



KANSAS TAX FREE INCOME PORTFOLIO -- CONCLUDED

--------------------------------------------------------------------------------
                                                     Face
                                                  Amount (000)       Value (000)
--------------------------------------------------------------------------------
   Shawnee County, Ser B, G.O.,
     Callable 09/01/03 @100
     5.500%,  09/01/09                                  $  250            $  250
     5.500%,  09/01/11                                     250               248
   Shawnee County, Health Care
     Facilities, G.O., Callable
     08/15/05 @ 100
     5.150%,  08/15/10                                     500               472
   Shawnee County, Ser 92-C, G.O.
     5.600%,  09/01/04                                     500               513
   Shawnee County, Sisters Charity
     Leavenworth, RB
     4.700%,  12/01/04                                     230               223
     5.000%,  12/01/10                                     360               330
   Shawnee County, USD #345
     Seaman, G.O.
     7.200%,  09/01/98                                     250               263
     5.750%,  09/01/98                                     250               252
   Shawnee County, USD #437
     Auburn-Washburn, Ser 92,
     G.O., FGIC Insured
     6.250%,  03/01/03                                     700               748
   Sumner County, Bridge
     Improvement Bonds, Ser 92,
     G.O., AMBAC Insured
     6.000%,  11/01/04                                     435               457
     6.000%,  11/01/05                                     250               263
   Thomas County, USD #315,
     Ser 93, G.O.
     4.200%,  09/01/01                                     150               145
     4.300%,  09/01/02                                     160               154
     4.400%,  09/01/03                                     165               159
     4.600%,  09/01/04                                     175               168
   Topeka Hospital, Storemont
     Vail Project, Ser 90-B, RB
     6.750%,  11/15/00                                     500               540
   Topeka, Ser C, G.O.
     5.500%,  08/15/05                                     250               253
   Wellington Electric & Water,
     Bank Qualified, RB,
     AMBAC Insured
     7.050%,  05/01/06                                     250               284
     6.250%,  05/01/12                                     250               258
   Wichita, Hospital Facility,
     St. Joseph Rehabilitation
     Center, RB (B)
     6.000%,  07/01/04                                   1,245             1,301
   Wichita, Single Family Mortgage,
     Ser B, RB, Callable 07/01/98 @ 100
     7.100%,  09/01/09                                     380               394
   Wichita, Kansas, Multi-Family
     Housing, RB
     5.900%,  12/01/16                                     660               648
   Wichita, Water & Sewer
     Improvement, Ser B, RB,
     FGIC Insured
     5.600%,  10/01/05                                  $  750          $    762
   Winfield, Sales Tax, RB, Callable
     09/01/03 @ 100
     5.100%,  09/01/06                                     100                98
     5.250%,  09/01/07                                     100                98
     5.400%,  09/01/08                                     100                97
   Wyandotte County, G.O.
     7.000%,  09/01/05                                     415               435
   Wyandotte County, USD #203
     Piper, G.O.
     5.750%,  09/01/03                                     140               142
     5.900%,  09/01/04                                     295               298
     6.600%,  09/01/13                                     500               507
                                                                          ------
                                                                          69,090
                                                                          ------

GUAM -- 1.1%
   Guam Government Highway
     Bonds, Ser A, G.O., CGIC Insured
     5.100%,  05/01/97                                     250               252
     5.500%,  05/01/99                                     200               206
     6.300%,  05/01/12                                     100               105
   Guam Government, Ser A, G.O.
     5.900%,  09/01/05                                     250               250
                                                                          ------
                                                                             813
                                                                          ------
PUERTO RICO -- 1.4%
   Puerto Rico Commonwealth
     Highway and Transportation
     Authority, RB
     5.000%,  07/01/02                                     500               502
   Puerto Rico Public Buildings,
     Series I, RB, Callable
     07/01/99 @ 100
     6.000%,  07/01/12                                     500               498
                                                                          ------
                                                                           1,000
                                                                          ------
Total Municipal Bonds
   (Cost $69,752)                                                         70,903
                                                                          ------
CASH EQUIVALENT -- 2.1%
   Dreyfus Tax Exempt
     Money Market Fund                                    1,512            1,512
                                                                          ------
Total Cash Equivalent
   (Cost $1,512)                                                           1,512
                                                                          ------
Total Investments -- 100.5%
   (Cost $71,264)                                                         72,415
                                                                          ------
OTHER ASSETS AND LIABILITIES, NET -- (0.5%)                                 (349)
                                                                          ------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                     Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 6,857,687 outstanding shares of
     beneficial interest                                               $ 70,596
Undistributed Net Investment Income                                         322
Accumulated Net Realized Loss
     on Investments                                                          (3)
Net Unrealized Appreciation on Investments                                1,151
                                                                       --------
Total Net Assets -- 100.0%                                             $ 72,066
                                                                       ========
Net Asset Value, Offering Price and
     Redemption Price Per Share -- Class A                             $  10.51
                                                                       ========

AMBAC    American Municipal Bond Assurance Corporation
CGIC     Capital Guaranty Insurance Corporation
COP      Cerificate of Participation
FGIC     Financial Guaranty Insurance Company
GNMA     Government National Mortgage Association
GO       General Obligation
MBIA     Municipal Bond Investors Assurance
RB       Revenue Bond
SER      Series
USD      Unified School District
(A) Pre-Refunded Security -- the maturity date reported on the Statement of Net Assets is the Pre-Refunded date.
(B) Security is escrowed to maturity

STATEMENT OF OPERATIONS (000)
================================================================================
SEI Tax Exempt Trust -- For the year ended August 31, 1996


                                                                      CALIFORNIA      BAINBRIDGE
                                                                         TAX             TAX
                                                       TAX FREE         EXEMPT          EXEMPT
                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO(2)
                                                       ---------      ----------      ------------
INVESTMENT INCOME:
   Interest Income                                     $ 13,091        $ 13,944        $  1,592
                                                       --------        --------        --------
EXPENSES:
   Management Fees                                        1,257             886             148
   Waiver of Management Fees                               (158)           (305)            (82)
   Investment Advisory Fees                                 137             151              16
   Waiver of Investment Advisory Fees                        --              --              --
   Custodian/Wire Agent Fees                                 47              52               9
   Professional Fees                                         39              44               2
   Pricing Fees                                               6               7               1
   Registration Fees                                         37              36              12
   Trustee Fees                                              11              11               1
   Distribution Fees (1)                                    150           1,860              --
   Printing Fees                                             37              30               1
   Amortization of Deferred Organizational Costs             --              --              13
   Insurance Fees                                             5               5               2
   Other Expenses                                             3               3              --
                                                       --------        --------        --------
   Total Expenses                                         1,571           2,780             123
                                                       --------        --------        --------
NET INVESTMENT INCOME                                    11,520          11,164           1,469
                                                       --------        --------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net Realized Gain (Loss) on Investments                   18              (5)             27
   Net Change in Unrealized Depreciation
     of Investments                                          --              --              --
                                                       --------        --------        --------
   Net Realized and Unrealized Gain (Loss)
     on Investments                                          18              (5)             27
                                                       --------        --------        --------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                          $ 11,538        $ 11,159        $  1,496
                                                       ========        ========        ========

(1)  Includes class specific distribution and shareholder servicing expenses.

(2) The Bainbridge Tax Exempt Portfolio closed on December 15, 1995 Amounts designated as " -- " are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

================================================================================

                                                                                      INTERMEDIATE-                     KANSAS
                                                     INSTITUTIONAL   PENNSYLVANIA        TERM         PENNSYLVANIA     TAX FREE
                                                        TAX FREE       TAX FREE        MUNICIPAL       MUNICIPAL        INCOME
                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     -------------   ------------     -------------   ------------     ---------
INVESTMENT INCOME:
   Interest Income                                     $ 31,291        $  1,120        $  5,589        $  5,726        $  3,720
                                                       --------        --------        --------        --------        --------
EXPENSES:
   Management Fees                                        2,980             110             353             357             101
   Waiver of Management Fees                             (1,282)            (43)            (74)           (172)             --
   Investment Advisory Fees                                 325              12             254             204             202
   Waiver of Investment Advisory Fees                        --              --              --              (2)           (202)
   Custodian/Wire Agent Fees                                107               4              20              16              11
   Professional Fees                                         85               5              13              12               9
   Pricing Fees                                              14              --               2               3               2
   Registration Fees                                         74               3              11              10               6
   Trustee Fees                                              25               1               3               3               2
   Distribution Fees (1)                                    439              11              41              43              --
   Printing Fees                                             43               3              --              12               7
   Amortization of Deferred Organizational Costs             --              --              --              --               2
   Insurance Fees                                            11              --               1               2               1
   Other Expenses                                             8              --               1               1              --
                                                       --------        --------        --------        --------        --------
   Total Expenses                                         2,829             106             625             489             141
                                                       --------        --------        --------        --------        --------
NET INVESTMENT INCOME                                    28,462           1,014           4,964           5,237           3,579
                                                       --------        --------        --------        --------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net Realized Gain (Loss) on Investments                   39             (14)          1,014           2,349             132
   Net Change in Unrealized Depreciation
     of Investments                                          --              --          (1,920)         (3,618)           (903)
                                                       --------        --------        --------        --------        --------
   Net Realized and Unrealized Gain (Loss)
     on Investments                                          39             (14)           (906)         (1,269)           (771)
                                                       --------        --------        --------        --------        --------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                          $ 28,501        $  1,000        $  4,058        $  3,968        $  2,808
                                                       ========        ========        ========        ========        ========

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
SEI Tax Exempt Trust -- For the year ended August 31,


                                                                                                                BAINBRIDGE
                                                         TAX                       CALIFORNIA                      TAX
                                                        FREE                       TAX EXEMPT                     EXEMPT
                                                      PORTFOLIO                    PORTFOLIO                    PORTFOLIO(1)
                                             --------------------------     -------------------------   -------------------------
                                                 1996           1995           1996          1995          1996           1995
                                             -----------    -----------     -----------   -----------   -----------   -----------
INVESTMENT ACTIVITIES:
   Net Investment Income                     $    11,520    $    11,420     $    11,164   $    10,554   $     1,469   $     5,952
   Net Realized Gain (Loss) from
    Security Transactions                             18             (5)             (5)           --            27             4
   Net Change in Unrealized Appreciation
    (Depreciation)of Investment Securities            --             --              --            --            --            --
                                             -----------    -----------     -----------   -----------   -----------   -----------
   Net Increase in Net Assets Resulting
     from Operations                              11,538         11,415          11,159        10,554         1,496         5,956
                                             -----------    -----------     -----------   -----------   -----------   -----------
Distributions to Shareholders:
   Net Investment Income
     Class A                                     (11,513)       (11,398)         (1,471)       (1,158)       (1,502)       (5,950)
     Class B                                          --             --              --          (170)           --            --
     Class C                                          --             --              --            --            --            --
     Class D                                          (4)           (23)             --            --            --            --
     Class G(2)                                       --             --          (9,727)       (9,226)           --            --
   Net Capital Gains
     Class A                                          --             --              --            (1)           --            --
     Class B                                          --             --              --            --            --            --
     Class C                                          --             --              --            --            --            --
     Class D                                          --             --              --            --            --            --
     Class G(2)                                       --             --              --            (8)           --            --
                                             -----------    -----------     -----------   -----------   -----------   -----------
      Total Distributions                        (11,517)       (11,421)        (11,198)      (10,563)       (1,502)       (5,950)
                                             -----------    -----------     -----------   -----------   -----------   -----------
Transactions:
   Class A:
     Proceeds from Shares Issued               1,426,417      1,502,741         232,581       193,641        29,983       256,460
     Reinvestment of Cash Distributions              357             74              55             8            --            --
     Cost of Shares Redeemed                  (1,464,041)    (1,483,956)       (218,860)     (194,711)     (179,210)     (268,046)
                                             -----------    -----------     -----------   -----------   -----------   -----------
      Total Class A Share Transactions           (37,267)        18,859          13,776        (1,062)     (149,227)      (11,586)
                                             -----------    -----------     -----------   -----------   -----------   -----------
   Class B(2):
     Proceeds from Shares Issued                      --             --              --        41,150            --            --
     Reinvestment of Cash Distributions               --             --              --            --            --            --
     Cost of Shares Redeemed                          --             --              --       (44,406)           --            --
                                             -----------    -----------     -----------   -----------   -----------   -----------
      Total Class B Share Transactions                --             --              --        (3,256)           --            --
                                             -----------    -----------     -----------   -----------   -----------   -----------
   Class C:
     Proceeds from Shares Issued                      --             --              --            --            --            --
     Reinvestment of Cash Distributions               --             --              --            --            --            --
     Cost of Shares Redeemed                          --             --              --            --            --            --
                                             -----------    -----------     -----------   -----------   -----------   -----------
      Total Class C Share Transactions                --             --              --            --            --            --
                                             -----------    -----------     -----------   -----------   -----------   -----------
   Class D(3):
     Proceeds from Shares Issued                   1,615          4,827              --            --            --            --
     Reinvestment of Cash Distributions               --             --              --            --            --            --
     Cost of Shares Redeemed                      (1,881)        (4,555)             --            --            --            --
                                             -----------    -----------     -----------   -----------   -----------   -----------
      Total Class D Share Transactions              (266)           272              --            --            --            --
                                             -----------    -----------     -----------   -----------   -----------   -----------
   Class G(4):
     Proceeds from Shares Issued                      --             --         744,985       675,735            --            --
     Reinvestment of Cash Distributions               --             --           8,087         6,682            --            --
     Cost of Shares Redeemed                          --             --        (730,352)     (672,528)           --            --
                                             -----------    -----------     -----------   -----------   -----------   -----------
      Total Class G Share Transactions                --             --          22,720         9,889            --            --
                                             -----------    -----------     -----------   -----------   -----------   -----------
   Increase (Decrease) in Net Assets
     from Share Transactions                     (37,533)        19,131          36,496         5,571      (149,227)      (11,586)
                                             -----------    -----------     -----------   -----------   -----------   -----------
      Total Increase (Decrease) in Net
        Assets                                   (37,512)        19,125          36,457         5,562      (149,233)      (11,580)
                                             -----------    -----------     -----------   -----------   -----------   -----------
NET ASSETS:
   Beginning of period                           377,424        358,299         358,956       353,394       149,233       160,813
                                             -----------    -----------     -----------   -----------   -----------   -----------
   End of period                             $   339,912    $   377,424     $   395,413   $   358,956   $        --   $   149,233
                                             ===========    ===========     ===========   ===========   ===========   ===========

(1)  The Bainbridge Tax Exempt Portfolio closed on December 15, 1995

(2)  On July 12, 1995, California Tax Exempt Portfolio Class B closed.

(3)  On June 30, 1996, Intermediate-Term Municipal Portfolio Class D closed.

(4) On May 1, 1996, the California Tax Exempt Portfolio Class C shares were redesignated Class G shares.

Amounts designated as " -- " are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

                                                          INSTITUTIONAL                        PENNSYLVANIA
                                                              TAX                                  TAX
                                                              FREE                                 FREE
                                                            PORTFOLIO                            PORTFOLIO
                                                 ------------------------------        ------------------------------
                                                     1996               1995               1996              1995
                                                 -----------        -----------        -----------        -----------
INVESTMENT ACTIVITIES:
   Net Investment Income                         $    28,462        $    31,315        $     1,014        $       733
   Net Realized Gain (Loss) from
    Security Transactions                                 39                 (4)               (14)                (1)
   Net Change in Unrealized Appreciation
    (Depreciation)of Investment Securities                --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
   Net Increase in Net Assets Resulting
     from Operations                                  28,501             31,311              1,000                732
                                                 -----------        -----------        -----------        -----------
Distributions to Shareholders:
   Net Investment Income
     Class A                                         (27,624)           (30,581)            (1,013)              (733)
     Class B                                            (596)              (724)                --                 --
     Class C                                            (248)                --                 --                 --
     Class D                                              --                 --                 --                 --
     Class G(2)                                           --                 --                 --                 --
   Net Capital Gains
     Class A                                              --                 --                 --                 --
     Class B                                              --                 --                 --                 --
     Class C                                              --                 --                 --                 --
     Class D                                              --                 --                 --                 --
     Class G(2)                                           --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
      Total Distributions                            (28,468)           (31,305)            (1,013)              (733)
                                                 -----------        -----------        -----------        -----------
Transactions:
   Class A:
     Proceeds from Shares Issued                   4,958,411          5,130,777            209,781            126,868
     Reinvestment of Cash Distributions                  776              1,645                 60                 14
     Cost of Shares Redeemed                      (4,912,703)        (5,179,065)          (192,915)          (119,535)
                                                 -----------        -----------        -----------        -----------
      Total Class A Share Transactions                46,484            (46,643)            16,926              7,347
                                                 -----------        -----------        -----------        -----------
   Class B(2):
     Proceeds from Shares Issued                      69,063             77,163                 --                 --
     Reinvestment of Cash Distributions                   58                 69                 --                 --
     Cost of Shares Redeemed                         (70,053)           (83,875)                --                 --
                                                 -----------        -----------        -----------        -----------
      Total Class B Share Transactions                  (932)            (6,643)                --                 --
                                                 -----------        -----------        -----------        -----------
   Class C:
     Proceeds from Shares Issued                      82,543                 --                 --                 --
     Reinvestment of Cash Distributions                   --                 --                 --                 --
     Cost of Shares Redeemed                         (63,337)                --                 --                 --
                                                 -----------        -----------        -----------        -----------
      Total Class C Share Transactions                19,206                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
   Class D(3):
     Proceeds from Shares Issued                          --                 --                 --                 --
     Reinvestment of Cash Distributions                   --                 --                 --                 --
     Cost of Shares Redeemed                              --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
      Total Class D Share Transactions                    --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
   Class G(4):
     Proceeds from Shares Issued                          --                 --                 --                 --
     Reinvestment of Cash Distributions                   --                 --                 --                 --
     Cost of Shares Redeemed                              --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
      Total Class G Share Transactions                    --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
   Increase (Decrease) in Net Assets
     from Share Transactions                          64,758            (53,286)            16,926              7,347
                                                 -----------        -----------        -----------        -----------
      Total Increase (Decrease) in Net
        Assets                                        64,791            (53,280)            16,913              7,346
                                                 -----------        -----------        -----------        -----------
NET ASSETS:
   Beginning of period                               803,961            857,241             26,058             18,712
                                                 -----------        -----------        -----------        -----------
   End of period                                 $   868,752        $   803,961        $    42,971        $    26,058
                                                 ===========        ===========        ===========        ===========


                                                         INTERMEDIATE-
                                                             TERM                              PENNSYLVANIA
                                                           MUNICIPAL                             MUNICIPAL
                                                           PORTFOLIO                             PORTFOLIO
                                                 ------------------------------        ------------------------------
                                                    1996                1995               1996               1995
                                                 -----------        -----------        -----------        -----------
INVESTMENT ACTIVITIES:
   Net Investment Income                         $     4,964        $     5,258        $     5,237        $     5,733
   Net Realized Gain (Loss) from
    Security Transactions                              1,014             (1,478)             2,349               (311)
   Net Change in Unrealized Appreciation
    (Depreciation)of Investment Securities            (1,920)             3,053             (3,618)             1,299
                                                 -----------        -----------        -----------        -----------
   Net Increase in Net Assets Resulting
     from Operations                                   4,058              6,833              3,968              6,721
                                                 -----------        -----------        -----------        -----------
Distributions to Shareholders:
   Net Investment Income
     Class A                                          (5,335)            (5,340)            (5,686)            (5,837)
     Class B                                              --                 --                 --                 --
     Class C                                              --                 --                 --                 --
     Class D                                             (17)               (41)                --                 --
     Class G(2)                                           --                 --                 --                 --
   Net Capital Gains
     Class A                                              --                (15)                --                 (4)
     Class B                                              --                 --                 --                 --
     Class C                                              --                 --                 --                 --
     Class D                                              --                 --                 --                 --
     Class G(2)                                           --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
      Total Distributions                             (5,352)            (5,396)            (5,686)            (5,841)
                                                 -----------        -----------        -----------        -----------
Transactions:
   Class A:
     Proceeds from Shares Issued                      73,397             41,823             14,469              9,245
     Reinvestment of Cash Distributions                1,360              1,102                171                153
     Cost of Shares Redeemed                         (34,549)           (76,186)           (19,788)           (31,265)
                                                 -----------        -----------        -----------        -----------
      Total Class A Share Transactions                40,208            (33,261)            (5,148)           (21,867)
                                                 -----------        -----------        -----------        -----------
   Class B(2):
     Proceeds from Shares Issued                          --                 --                 --                 --
     Reinvestment of Cash Distributions                   --                 --                 --                 --
     Cost of Shares Redeemed                              --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
      Total Class B Share Transactions                    --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
   Class C:
     Proceeds from Shares Issued                          --                 --                 --                 --
     Reinvestment of Cash Distributions                   --                 --                 --                 --
     Cost of Shares Redeemed                              --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
      Total Class C Share Transactions                    --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
   Class D(3):
     Proceeds from Shares Issued                           1                 26                 --                 --
     Reinvestment of Cash Distributions                   11                 37                 --                 --
     Cost of Shares Redeemed                            (586)              (630)                --                 --
                                                 -----------        -----------        -----------        -----------
      Total Class D Share Transactions                  (574)              (567)                --                 --
                                                 -----------        -----------        -----------        -----------
   Class G(4):
     Proceeds from Shares Issued                          --                 --                 --                 --
     Reinvestment of Cash Distributions                   --                 --                 --                 --
     Cost of Shares Redeemed                              --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
      Total Class G Share Transactions                    --                 --                 --                 --
                                                 -----------        -----------        -----------        -----------
   Increase (Decrease) in Net Assets
     from Share Transactions                          39,634            (33,828)            (5,148)           (21,867)
                                                 -----------        -----------        -----------        -----------
      Total Increase (Decrease) in Net
        Assets                                        38,340            (32,391)            (6,866)           (20,987)
                                                 -----------        -----------        -----------        -----------
NET ASSETS:
   Beginning of period                                96,223            128,614            104,094            125,081
                                                 -----------        -----------        -----------        -----------
   End of period                                 $   134,563        $    96,223        $    97,228        $   104,094
                                                 ===========        ===========        ===========        ===========

                                                             KANSAS
                                                           TAX FREE
                                                             INCOME
                                                 ------------------------------
                                                     1996               1995
                                                 -----------        -----------
INVESTMENT ACTIVITIES:
   Net Investment Income                         $     3,579        $     3,420
   Net Realized Gain (Loss) from
    Security Transactions                                132               (121)
   Net Change in Unrealized Appreciation
    (Depreciation)of Investment Securities              (903)             1,095
                                                 -----------        -----------
   Net Increase in Net Assets Resulting
     from Operations                                   2,808              4,394
                                                 -----------        -----------
Distributions to Shareholders:
   Net Investment Income
     Class A                                          (3,544)            (3,407)
     Class B                                              --                 --
     Class C                                              --                 --
     Class D                                              --                 --
     Class G(2)                                           --                 --
   Net Capital Gains
     Class A                                              --
     Class B                                              --                 --
     Class C                                              --                 --
     Class D                                              --                 --
     Class G(2)                                           --                 --
                                                 -----------        -----------
      Total Distributions                             (3,544)            (3,407)
                                                 -----------        -----------
Transactions:
   Class A:
     Proceeds from Shares Issued                      18,206             10,341
     Reinvestment of Cash Distributions                   --                 --
     Cost of Shares Redeemed                         (11,238)            (7,840)
                                                 -----------        -----------
      Total Class A Share Transactions                 6,968              2,501
                                                 -----------        -----------
   Class B(2):
     Proceeds from Shares Issued                          --                 --
     Reinvestment of Cash Distributions                   --                 --
     Cost of Shares Redeemed                              --                 --
                                                 -----------        -----------
      Total Class B Share Transactions                    --                 --
                                                 -----------        -----------
   Class C:
     Proceeds from Shares Issued                          --                 --
     Reinvestment of Cash Distributions                   --                 --
     Cost of Shares Redeemed                              --                 --
                                                 -----------        -----------
      Total Class C Share Transactions                    --                 --
                                                 -----------        -----------
   Class D(3):
     Proceeds from Shares Issued                          --                 --
     Reinvestment of Cash Distributions                   --                 --
     Cost of Shares Redeemed                              --                 --
                                                 -----------        -----------
      Total Class D Share Transactions                    --                 --
                                                 -----------        -----------
   Class G(4):
     Proceeds from Shares Issued                          --                 --
     Reinvestment of Cash Distributions                   --                 --
     Cost of Shares Redeemed                              --                 --
                                                 -----------        -----------
      Total Class G Share Transactions                    --                 --
                                                 -----------        -----------
   Increase (Decrease) in Net Assets
     from Share Transactions                           6,968              2,501
                                                 -----------        -----------
      Total Increase (Decrease) in Net
        Assets                                         6,232              3,488
                                                 -----------        -----------
NET ASSETS:
   Beginning of period                                65,834             62,346
                                                 -----------        -----------
   End of period                                 $    72,066        $    65,834
                                                 ===========        ===========

FINANCIAL HIGHLIGHTS
================================================================================
SEI Tax Exempt Trust

For a Share Outstanding Throughout the Year



                                                                          Net Realized
                      Investment                                              and
             Net      Activities             Distributions                Unrealized
            Asset     ----------   ------------------------------------  Gain (Loss) on       Net                     Net
           Value,         Net          Net        Net                     Investments     Asset Value,            Assets, End
          Beginning   Investment   Investment  Realized      Total        and Capital         End       Total     of Period
          of Period     Income       Income      Gain     Distributions   Transactions     of Period    Return       (000)
-----------------------------------------------------------------------------------------------------------------------------
------------------
TAX FREE PORTFOLIO
------------------
 Class A
 For the years ended August 31,:
  1996     $   1.00    $ 0.033     $(0.033)       --        $(0.033)           --         $   1.00       3.35%    $  339,906
  1995         1.00      0.034      (0.034)       --         (0.034)           --             1.00       3.48%       377,152
  1994         1.00      0.022      (0.022)       --         (0.022)           --             1.00       2.20%       358,299
  1993         1.00      0.022      (0.023)       --         (0.023)           --             1.00       2.29%       414,975
  1992         1.00      0.033      (0.033)       --         (0.033)           --             1.00       3.32%       293,982
  1991         1.00      0.047      (0.047)       --         (0.047)           --             1.00       4.81%       343,300
  1990(1)      1.00      0.032      (0.032)       --         (0.032)           --             1.00       3.20%       356,814
 For the years ended January 31,:
  1990     $   1.00    $ 0.059     $(0.059)       --        $(0.059)           --         $   1.00       5.97%    $  464,389
  1989         1.00      0.049      (0.049)       --         (0.049)           --             1.00       4.98%       790,629
  1988         1.00      0.042      (0.042)       --         (0.042)           --             1.00       4.34%       938,484
  1987         1.00      0.041      (0.041)       --         (0.041)           --             1.00       4.31%     1,143,083
  1986         1.00      0.051      (0.051)       --         (0.051)           --             1.00       5.21%       503,891
  1985         1.00      0.058      (0.058)       --         (0.058)           --             1.00       5.86%       263,325
 Class D
 For the years ended August 31,:
  1996     $   1.00    $ 0.030     $(0.030)       --        $(0.030)           --         $   1.00       2.99%    $        6
  1995(2)      1.00      0.026      (0.026)       --         (0.026)           --             1.00       2.68%*          272
-------------------------------
CALIFORNIA TAX EXEMPT PORTFOLIO
-------------------------------
 Class A
 For the years ended August 31,:
  1996     $   1.00    $ 0.034     $(0.034)       --        $(0.034)           --         $   1.00       3.41%      $ 44,729
  1995         1.00      0.033      (0.033)       --         (0.033)           --             1.00       3.49%        30,921
  1994         1.00      0.023      (0.023)       --         (0.023)           --             1.00       2.32%        32,015
  1993         1.00      0.024      (0.024)       --         (0.024)           --             1.00       2.41%       540,285
  1992         1.00      0.034      (0.034)       --         (0.034)           --             1.00       3.44%       445,936
  1991         1.00      0.047      (0.047)       --         (0.047)           --             1.00       4.92%       376,653
  1990(3)      1.00      0.016      (0.016)       --         (0.016)           --             1.00       1.81%*      275,095
 Class G***
 For the years ended August 31,:
  1996      $1.00      $0.028      $(0.028)       --        $(0.028)           --         $   1.00       2.90%      $350,684
  1995       1.00       0.029       (0.029)       --         (0.029)           --             1.00       2.97%       328,035
  1994(4)    1.00       0.006       (0.006)       --         (0.006)           --             1.00       2.14%*      318,122
-------------------------------
BAINBRIDGE TAX EXEMPT PORTFOLIO
-------------------------------
 Class A
 For the years ended August 31,:
  1996(5)  $1.00       $0.011      $(0.011)       --        $(0.011)           --         $   1.00       3.14%*           --
  1995      1.00        0.036       (0.036)       --         (0.036)           --             1.00       3.69%      $149,233
  1994      1.00        0.025       (0.025)       --         (0.025)           --             1.00       2.52%       160,813
  1993(6)   1.00        0.019       (0.019)       --         (0.019)           --             1.00       1.95%*      160,058

                                                                             Ratio of
                                                                                Net
                                                    Ratio                   Investment
                                                 of Expenses    Ratio of    Income to
                                                 to Average        Net       Average
                                      Ratio of   Net Assets    Investment   Net Assets
                                      Expenses   Excluding     Income to     Excluding    Portfolio
                                     to Average     Fee         Average        Fee        Turnover
                                     Net Assets   Waivers      Net Assets    Waivers        Rate
---------------------------------------------------------------------------------------------------
------------------
TAX FREE PORTFOLIO
------------------
 Class A
 For the years ended August 31,:
  1996                                   0.45%       0.50%        3.30%         3.25%         --
  1995                                   0.45%       0.51%        3.43%         3.37%         --
  1994                                   0.45%       0.53%        2.17%         2.09%         --
  1993                                   0.45%       0.53%        2.24%         2.16%         --
  1992                                   0.45%       0.55%        3.30%         3.20%         --
  1991                                   0.37%       0.55%        4.70%         4.52%         --
  1990(1)                                0.45%*      0.56%*       5.46%*        5.35%*        --
 For the years ended January 31,:
  1990                                   0.54%       0.59%        5.90%         5.85%         --
  1989                                   0.46%       0.58%        4.90%         4.78%         --
  1988                                   0.53%       0.54%        4.20%         4.19%         --
  1987                                   0.56%       0.56%        4.10%         4.10%         --
  1986                                   0.57%       0.57%        5.10%         5.10%         --
  1985                                   0.58%       0.60%        5.80%         5.78%         --
 Class D
 For the years ended August 31,:
  1996                                   0.80%       0.88%        3.18%         3.10%         --
  1995(2)                                0.80%*      0.86%*       3.13%*        3.07%*        --
-------------------------------
CALIFORNIA TAX EXEMPT PORTFOLIO
-------------------------------
 Class A
 For the years ended August 31,:
  1996                                   0.28%       0.36%        3.33%         3.25%         --
  1995                                   0.28%       0.42%        3.43%         3.29%         --
  1994                                   0.27%       0.38%        2.28%         2.17%         --
  1993                                   0.28%       0.37%        2.37%         2.28%         --
  1992                                   0.28%       0.38%        3.34%         3.24%         --
  1991                                   0.28%       0.40%        4.74%         4.62%         --
  1990 (3)                               0.28%       0.51%        5.27%         5.04%         --
 Class G***
 For the years ended August 31,:
  1996                                   0.78%       0.86%        2.84%         2.76%         --
  1995                                   0.78%       0.93%        2.93%         2.78%         --
  1994(4)                                0.67%*      0.87%*       2.06%*        1.86%*        --
-------------------------------
BAINBRIDGE TAX EXEMPT PORTFOLIO
-------------------------------
 Class A
 For the years ended August 31,:
  1996(5)                                0.30%       0.50%        3.56%         3.36%         --
  1995                                   0.30%       0.46%        3.62%         3.46%         --
  1994                                   0.30%       0.47%        2.49%         2.32%         --
  1993(6)                                0.30%*      0.48%*       2.39%*        2.21%*        --


The accompanying notes are an integral part of the financial statements.

================================================================================




                                                                            Net Realized
                        Investment                                              and
               Net      Activities             Distributions                Unrealized
              Asset     ----------   ------------------------------------  Gain (Loss) on       Net                      Net
             Value,         Net          Net        Net                     Investments     Asset Value,             Assets, End
            Beginning   Investment   Investment  Realized      Total        and Capital         End        Total     of Period
            of Period     Income       Income      Gain     Distributions   Transactions     of Period     Return       (000)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------
INSTITUTIONAL TAX FREE PORTFOLIO
--------------------------------
 Class A
 For the years ended August 31,:
  1996        $1.00       $0.035      $(0.035)        --       $(0.035)           --          $1.00         3.52%     $835,388
  1995         1.00        0.036       (0.036)        --        (0.036)           --           1.00         3.70%      788,877
  1994         1.00        0.025       (0.025)        --        (0.025)           --           1.00         2.51%      835,516
  1993         1.00        0.026       (0.026)        --        (0.026)           --           1.00         2.59%      763,040
  1992         1.00        0.036       (0.036)        --        (0.036)           --           1.00         3.66%      623,689
  1991         1.00        0.049       (0.049)        --        (0.049)           --           1.00         5.20%      448,390
  1990(1)      1.00        0.033       (0.033)        --        (0.033)           --           1.00         3.32%*     226,658
 For the years ended January 31,:
  1990        $1.00       $0.059      $(0.059)        --       $(0.059)           --          $1.00         6.11%     $177,342
  1989         1.00        0.048       (0.048)        --        (0.048)           --           1.00         5.05%       99,774
  1988         1.00        0.042       (0.042)        --        (0.042)           --           1.00         4.28%      223,653
  1987         1.00        0.041       (0.041)        --        (0.041)           --           1.00         4.23%      255,147
  1986         1.00        0.050       (0.050)        --        (0.050)           --           1.00         5.11%      198,761
  1985         1.00        0.056       (0.056)        --        (0.056)           --           1.00         5.71%      162,676
 Class B
 For the years ended August 31,:
  1996        $1.00       $0.032      $(0.032)        --       $(0.032)           --          $1.00         3.21%     $ 14,156
  1995         1.00        0.033       (0.033)        --        (0.033)           --           1.00         3.39%       15,084
  1994         1.00        0.022       (0.022)        --        (0.022)           --           1.00         2.21%       21,725
  1993         1.00        0.023       (0.023)        --        (0.023)           --           1.00         2.29%        3,040
  1992         1.00        0.033       (0.033)        --        (0.033)           --           1.00         3.35%          686
  1991(7)      1.00        0.038       (0.038)        --        (0.038)           --           1.00         3.89%*       1,515
 Class C
 For the year ended August 31,:
  1996(8)     $1.00       $0.029      $(0.029)        --       $(0.029)           --          $1.00         $2.92%*   $ 19,208
-------------------------------
PENNSYLVANIA TAX FREE PORTFOLIO
-------------------------------
 Class A
 For the years ended August 31,:
  1996        $1.00       $0.034      $(0.034)        --       $(0.034)           --          $1.00         3.40%     $ 42,971
  1995         1.00        0.035       (0.035)        --        (0.035)           --           1.00         3.60%       26,058
  1994(9)      1.00        0.014       (0.014)        --        (0.014)           --           1.00         2.37%*      18,712
-------------------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
-------------------------------------
 Class A
 For the years ended August 31,:
  1996        $10.59      $0.49       $(0.53)         --       $(0.53)        $(0.10)         $10.45        3.76%     $134,563
  1995         10.36       0.52        (0.52)         --        (0.52)          0.23           10.59        7.53%       95,675
  1994         10.84       0.49        (0.49)     $(0.06)       (0.55)         (0.42)          10.36        0.65%      127,509
  1993         10.49       0.49        (0.50)      (0.02)       (0.52)          0.38           10.84        8.62%      122,649
  1992         10.20       0.56        (0.54)      (0.01)       (0.55)          0.28           10.49        8.56%       63,210
  1991          9.98       0.61        (0.63)         --        (0.63)          0.24           10.20        8.82%       36,699
  1990(1)      10.01       0.38        (0.37)         --        (0.37)         (0.04)           9.98        3.44%*      12,781
 For the year ended January 31,:
  1990(10)    $10.00      $0.21       $(0.16)     $(0.002)     $(0.16)        $(0.04)         $10.01        1.72%*    $  9,106
 Class D
 For the years ended August 31,:
  1996(14)    $10.59      $0.38       $(0.41)         --       $(0.41)        $(0.10)         $10.46        3.22%*          --
  1995         10.36       0.48        (0.48)         --        (0.48)          0.23           10.59        7.11%     $    548
  1994(11)**   10.90       0.45        (0.42)     $(0.06)       (0.48)         (0.51)          10.36       (0.93%)*      1,105


                                                                                     Ratio of
                                                                                        Net
                                                           Ratio                    Investment
                                                         of Expenses    Ratio of     Income to
                                                         to Average        Net        Average
                                             Ratio of    Net Assets    Investment   Net Assets
                                             Expenses    Excluding     Income to     Excluding    Portfolio
                                            to Average      Fee         Average         Fee        Turnover
                                            Net Assets    Waivers      Net Assets     Waivers        Rate
-----------------------------------------------------------------------------------------------------------
--------------------------------
INSTITUTIONAL TAX FREE PORTFOLIO
--------------------------------
 Class A
 For the years ended August 31,:
  1996                                        0.33%          0.49%        3.46%        3.30%           --
  1995                                        0.33%          0.52%        3.64%        3.45%           --
  1994                                        0.33%          0.50%        2.48%        2.31%           --
  1993                                        0.33%          0.49%        2.55%        2.39%           --
  1992                                        0.33%          0.51%        3.54%        3.36%           --
  1991                                        0.33%          0.53%        4.91%        4.71%           --
  1990(1)                                     0.33%*         0.56%*       5.64%*       5.41%*          --
 For the years ended January 31,:
  1990                                        0.52%          0.60%        5.90%        5.82%           --
  1989                                        0.55%          0.57%        4.80%        4.78%           --
  1988                                        0.55%          0.56%        4.20%        4.19%           --
  1987                                        0.55%          0.56%        4.10%        4.09%           --
  1986                                        0.57%          0.57%        5.00%        5.00%           --
  1985                                        0.57%          0.59%        5.60%        5.58%           --
 Class B
 For the years ended August 31,:
  1996                                        0.63%          0.80%         3.16%       2.99%           --
  1995                                        0.63%          0.82%         3.32%       3.13%           --
  1994                                        0.63%          0.81%         2.31%       2.13%           --
  1993                                        0.63%          0.79%         2.22%       2.06%           --
  1992                                        0.63%          0.81%         3.22%       3.04%           --
  1991(7)                                     0.63%*         0.84%*        4.34%*      4.13%*          --
 Class C
 For the year ended August 31,:
  1996(8)                                     0.83%*         0.96%*        2.89%*      2.76%*          --
-------------------------------
PENNSYLVANIA TAX FREE PORTFOLIO
-------------------------------
 Class A
 For the years ended August 31,:
  1996                                        0.35%          0.49%         3.33%       3.19%           --
  1995                                        0.35%          0.51%         3.54%       3.38%           --
  1994(9)                                     0.35%*         0.65%*        2.37%*      2.07%*          --
-------------------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
-------------------------------------
 Class A
 For the years ended August 31,:
  1996                                        0.59%          0.66%         4.66%       4.59%        40.66%
  1995                                        0.55%          0.72%         4.96%       4.79%        36.05%
  1994                                        0.53%          0.71%         4.65%       4.47%        58.39%
  1993                                        0.55%          0.69%         4.79%       4.65%        63.04%
  1992                                        0.55%          0.71%         5.56%       5.40%        61.56%
  1991                                        0.55%          0.78%         6.18%       5.95%       111.82%
  1990(1)                                     0.55%*         0.90%*        6.63%*      6.28%*       63.45%
 For the year ended January 31,:
  1990(10)                                    0.56%*         1.36%*        5.80%*      5.00%*       352.00%
 Class D
 For the years ended August 31,:
  1996(14)                                    0.98%          1.08%         4.26%       4.16%        40.66%
  1995                                        0.95%          1.12%         4.57%       4.40%        36.05%
  1994(11)**                                  0.93%*         1.07%*        4.34%*      4.20%*       58.39%

FINANCIAL HIGHLIGHTS (CONCLUDED)
================================================================================
SEI Tax Exempt Trust

For a Share Outstanding Throughout the Year

                                                                           Net Realized
                       Investment                                              and
               Net     Activities             Distributions                Unrealized
              Asset    ----------   ------------------------------------  Gain (Loss) on       Net                     Net
             Value,        Net          Net        Net                     Investments     Asset Value,            Assets, End
            Beginning  Investment   Investment  Realized      Total        and Capital         End       Total     of Period
            of Period    Income       Income      Gain     Distributions   Transactions     of Period    Return       (000)
------------------------------------------------------------------------------------------------------------------------------
--------------------------------
PENNSYLVANIA MUNICIPAL PORTFOLIO
--------------------------------
 Class A
 For the years ended August 31,:
  1996       $10.66      $0.55        $(0.59)         --      $(0.59)        $(0.14)         $10.48       3.96%     $ 97,228
  1995        10.52       0.55         (0.55)         --       (0.55)          0.14           10.66       6.81%      104,094
  1994        10.94       0.53         (0.53)         --       (0.53)         (0.42)          10.52       1.14%      125,081
  1993        10.59       0.55         (0.55)    $ (0.01)      (0.56)          0.36           10.94       8.91%      153,808
  1992        10.29       0.57         (0.57)      (0.01)      (0.58)          0.31           10.59       8.89%      114,461
  1991         9.95       0.60         (0.60)     (0.003)      (0.60)          0.34           10.29       9.80%       83,054
  1990(1)      9.98       0.34         (0.34)         --       (0.34)         (0.03)           9.95       3.12%*      64,531
 For the years ended January 31,:
  1990(12)   $10.00      $0.28        $(0.23)    $(0.001)     $(0.23)        $(0.07)         $ 9.98       2.11%*    $ 53,042

--------------------------------
KANSAS TAX FREE INCOME PORTFOLIO
--------------------------------
 Class A
 For the years ended August 31,:
  1996       $10.63      $0.56        $(0.56)         --      $(0.56)        $(0.12)         $10.51       4.23%     $ 72,066
  1995        10.47       0.57         (0.57)         --       (0.57)          0.16           10.63       7.23%       65,834
  1994        10.91       0.57         (0.57)    $ (0.02)      (0.59)         (0.42)          10.47       1.41%       62,346
  1993        10.50       0.58         (0.58)      (0.05)      (0.63)          0.46           10.91      10.38%       58,197
  1992        10.13       0.60         (0.59)      (0.01)      (0.60)          0.37           10.50       9.78%       45,609
  1991(13)    10.00       0.42         (0.37)         --       (0.37)          0.08           10.13       5.12%*      29,242

                                                Ratio of
                                                   Net
                       Ratio                   Investment
                    of Expenses    Ratio of     Income to
                     to Average       Net        Average
          Ratio of   Net Assets    Investment   Net Assets
          Expenses   Excluding     Income to     Excluding   Portfolio
         to Average     Fee         Average        Fee       Turnover
         Net Assets   Waivers      Net Assets    Waivers       Rate
-----------------------------------------------------------------------
--------------------------------
PENNSYLVANIA MUNICIPAL PORTFOLIO
--------------------------------
 Class A
 For the years ended August 31,:
  1996      0.48%       0.65%        5.15%        4.98%        65.75%
  1995      0.48%       0.72%        5.21%        4.97%        22.62%
  1994      0.47%       0.71%        4.90%        4.66%        25.13%
  1993      0.48%       0.70%        5.15%        4.93%        15.26%
  1992      0.48%       0.72%        5.52%        5.28%        10.54%
  1991      0.50%       0.73%        5.98%        5.75%        19.17%
  1990(1)   0.60%*      0.80%*       5.88%*       5.68%*       20.35%
 For the years ended January 31,:
  1990(12)  0.60%*      0.86%*       6.05%*       5.79%*       10.00%

--------------------------------
KANSAS TAX FREE INCOME PORTFOLIO
--------------------------------
 Class A
 For the years ended August 31,:
  1996      0.21%       0.51%        5.31%        5.01%        12.71%
  1995      0.21%       0.51%        5.47%        5.17%        17.60%
  1994      0.21%       0.54%        5.36%        5.03%        10.57%
  1993      0.21%       0.51%        5.56%        5.26%        23.04%
  1992      0.22%       0.52%        5.87%        5.57%        12.69%
  1991(13)  0.31%*      0.61%*       5.85%*       5.55%*       21.82%

 *   Annualized.
**   Total return does not reflect the sales charge on the Class D.
***  On May 1, 1996, Class C shares were redesignated Class G shares.
 +   Return is for the period indicated and has not been annualized.
 1 In August 1990, the Trustees changed the fiscal year end of the Trust from January 31 to August 31.
 2   The Tax Free Portfolio -- Class D commenced operations on November 1, 1994.
 3 The California Tax Exempt Portfolio -- Class A commenced operations on May 14, 1990.
 4 The California Tax Exempt Portfolio -- Class C commenced operations on May 11, 1994.
 5   The Bainbridge Tax Exempt Portfolio -- Class A closed on December 15, 1995.
 6 The Bainbridge Tax Exempt Portfolio -- Class A commenced operations on November 9, 1992.
 7 The Institutional Tax Free Portfolio -- Class B commenced operations on October 15, 1990.
 8 The Institutional Tax Free Portfolio -- Class C commenced operations on September 11, 1995.
 9 The Pennsylvania Tax Free Portfolio -- Class A commenced operations on January 21, 1994.
10 The Intermediate-Term Municipal Portfolio -- Class A commenced operations on September 5, 1989.
11 The Intermediate-Term Municipal Portfolio -- Class D commenced operations on September 28, 1993.
12 The Pennsylvania Municipal Portfolio -- Class A commenced operations on August 14, 1989.
13 The Kansas Tax Free Income Portfolio -- Class A commenced operations on December 10, 1990.
14   The Intermediate-Term Municipal Portfolio Class D closed on June 30, 1996.


     Amounts designated as " -- " are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
================================================================================
SEI Tax Exempt Trust -- August 31, 1996



1.    ORGANIZATION

SEI Tax Exempt Trust (the "Trust"), was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

     The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with nine portfolios: the Tax Free Portfolio, the California Tax Exempt Portfolio, the Institutional Tax Free Portfolio, the Pennsylvania Tax Free Portfolio (collectively "the Money Market Portfolios"), the Intermediate-Term Municipal Portfolio, the Pennsylvania Municipal Portfolio, the Kansas Tax Free Income Portfolio, the California Intermediate-Term Municipal Portfolio and the New York Intermediate-Term Municipal Portfolio (collectively "the Fixed Income Portfolios"). The California Intermediate-Term Municipal Portfolio and the New York Intermediate-Term Municipal Portfolio had not commenced operations as of August 31, 1996. The Trust is registered to offer five classes of shares: Class A, Class B, Class C, Class D and Class G. The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

     On December 15, 1995, the Bainbridge Tax Exempt Portfolio closed and all of the outstanding shares of the Portfolio were redeemed. SEI Financial Management Corporation voluntarily agreed to bear the costs associated with the liquidation of the Portfolio which approximated $13,000 and included the amount of unamortized organizational expenses.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios.

     Security Valuation -- Investment securities of each Money Market Portfolio are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums on securities are accreted and amortized ratably to maturity.

     The market value for each security for each Fixed Income Portfolio is obtained from an independent pricing service. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.

     Federal Income Taxes -- It is each Portfolio's intention to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the accompanying financial statements.

     Net Asset Value Per Share -- The net asset value per share of each Portfolio is calculated on each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio. The maximum offering price per share for the Class D shares of the Intermediate-Term Municipal Portfolio is equal to the net asset value per share plus a sales load of 3.50%. The Intermediate-Term Municipal Portfolio Class D closed on June 30, 1996.

     Classes -- Class-specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

     Security Transactions and Investment Income -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Fixed Income Portfolios are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     Uses of Estimates in the Preparation of Financial Statements -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported

================================================================================
SEI Tax Exempt Trust -- August 31, 1996




amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Distributions to Shareholders -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month for the Tax Free, the California Tax Exempt, the Institutional Tax Free, the Pennsylvania Tax Free, the Intermediate-Term Municipal, and the Pennsylvania Municipal Portfolios. Distributions from net investment income are declared each month and paid on the tenth day of the following month for the Kansas Tax Free Income Portfolio. Any net realized capital gain on sales of securities after capital loss carryovers is distributed to the shareholders of the Portfolios at least annually.

3.    TRANSACTIONS WITH AFFILIATES

The Trust and SEI Fund Management (the "Manager") are parties to a Management Agreement dated May 23, 1986, under which the manager provides management, administrative and shareholder services to the Portfolios for an annual fee of
 .36% each of the average daily net assets of the Tax Free, Institutional Tax Free and Pennsylvania Tax Free Portfolios, .23% of the average daily net asset value of the California Tax Exempt Portfolio, .24% of the average daily net asset value of the Intermediate-Term Municipal Portfolio, .35% each of the average daily net asset value of the Pennsylvania Municipal and .15% of the average daily net asset value of the Kansas Tax Free Income Portfolio. However, the Manager has voluntarily agreed to waive a portion of its fee so that total expenses of each Portfolio will not exceed certain annual expense limitations.

     For the period September 1, 1995 to April 30, 1996, SEI Financial Services Company ("SFS"), a wholly-owned subsidiary of SEI Corporation and a registered broker-dealer, acted as the distributor of the shares of the Trust under distribution plans which provide for the Trust to reimburse SFS for certain distribution-related expenses incurred by SFS.

     Effective May 1, 1996, SFS (the "Distributor") continued to act as the distributor of the shares of the Trust under new Distribution Agreements. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation thereof. The Class A, Class B, Class C and Class G shareholder servicing plans (the "Shareholder Servicing Plans") provide for servicing fees payable to the Distributor of up to .25% of the average daily net assets attributable to that particular class. For Class A and Class G, no such fees were levied since the inception of the plan. Such fees may be levied in the future when the Portfolios are operating below their voluntary expense caps. In addition to the Shareholder Servicing Plans, the Class B and Class C shares have adopted administrative services plans that provide for administrative service fees payable to the Distributor of up to .05% and .25%, receptively, of the average daily nets assets attributable to that class. The Trust has adopted a distribution for its Class D and Class G shares pursuant to which a 12b-1 fee of up to .25% and .50%, respectively, of the average daily net assets attributable to that particular class of Class D and Class G shares will be paid to the Distributor. This payment may be used to compensate financial institutions that provide distribution-related services to their customers. Under each of the plans adopted by the Trust, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

     Certain officers of the Trust are also officers and/or Directors of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees is paid by the Manager.

4.    INVESTMENT ADVISORY

Weiss, Peck, & Greer L.L.C. ("WPG") act as the Investment Adviser on behalf of the Tax Free, the California Tax Exempt, the Institutional Tax Free and the Pennsylvania Tax Free Portfolios. For its services, WPG receives a monthly fee equal to an annual rate of .05% of the combined daily net assets up to $500 million, .04% on the next $500 million and .03% of such assets in excess of $1 billion of the Tax Free, the California Tax Exempt, the Institutional Tax Free and the Pennsylvania Tax Free Portfolios. Prior to January 1, 1996, WPG also served as the Investment Adviser on behalf of the Intermediate-Term Municipal Portfolio. For the period January 1, 1996 to April 15, 1996, Standish Ayer & Wood ("SAW") acted as the Investment Adviser on behalf of the Intermediate-Term Municipal Bond Portfolio. Commencing April 16, 1996, SEI Financial Management Corporation ("SFM") was appointed as the Investment Adviser of the Intermediate-Term Municipal Portfolio. For its services, SFM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .33% of the Portfolios average daily net assets. Sub-Advisory services are provided to SFM for Intermediate-Term Municipal Portfolio by SAW pursuant to a sub-advisory agreement dated April 16, 1996. Under the terms of such agreement, SAW is entitled to receive a fee from SFM. For its services, SAW receives a monthly fee equal to an annual rate of .18% of the daily net assets up to $125 million and .15% of such assets in excess of $125 million. SFM is responsible for the supervision of, and payment of fees to, SAW in connection with their services.

     Morgan Grenfell Capital Management Incorporated ("MGCM") acts as the Investment Adviser of the Pennsylvania Municipal Portfolio. For its services, MGCM receives a monthly fee equal to an annual rate of .20% of the average daily net assets of the Portfolio.

     Under an Investment Advisory Agreement dated December 7, 1990, INTRUST Bank, N.A. in Wichita serves as the Investment Adviser on behalf of the Kansas Tax Free Income Portfolio. For its services INTRUST Bank is entitled to receive a monthly fee equal to an annual rate of .30% of the average daily net assets of the Portfolio. INTRUST Bank has voluntarily agreed to waive the full amount of their fee in order to limit operating expenses. The Manager has voluntarily agreed to waive a portion of its fee in order to limit operating expenses of the Kansas Tax Free Income Portfolio.

5.    INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments for the year ended August 31, 1996, were as follows:

                               Intermediate-                            Kansas
                                   Term             Pennsylvania       Tax Free
                                 Municipal            Municipal         Income
                                 Portfolio            Portfolio        Portfolio
                                   (000)                (000)            (000)
                               ------------         ------------      ----------
Purchases .............            $77,347            $64,232            $15,060
Sales .................             40,710             69,195              8,345

     Subsequent to October 31, 1995, the Portfolios recognized net capital losses for tax purposes that have been deferred and can be used to offset future capital gains at August 31, 1997. The Portfolios also had capital loss carryforwards at August 31, 1996, as follows:

                        Capital
                          Loss
                       Carryover
                       August 31,       Expires        Expires         Expires
Portfolio                 1996            2002           2003            2004
---------              ----------       -------        -------         -------
Tax Free
   Portfolio           $   17,501        $17,408        $     93        $     --
Intermediate-
   Term
   Municipal
   Portfolio            1,163,939             --         927,882         236,057
Pennsylvania
   Municipal
   Portfolio                   --             --              --              --
Pennsylvania
   Tax Free
   Portfolio                   --             --              --              --
Kansas Tax
   Free
   Income
   Portfolio                3,335             --           3,335              --

================================================================================
SEI Tax Exempt Trust -- August 31, 1996



                              Post                     Capital Loss
                           October 31,                   Utilized
                              1995           Net        During the
                            Deferred       Capital        Current          Wash
Portfolio                    Losses        Losses          Year           Sales
---------                  -----------     -------     ------------      -------
Tax Free
   Portfolio                $    --      $   17,501       $ 13,466       $    --
Intermediate-
   Term
   Municipal
   Portfolio                     --       1,163,939             --            --
Pennsylvania
   Municipal
   Portfolio                     --             --         330,838        14,228
Pennsylvania
   Tax Free
   Portfolio                 13,628             --              --            --
Kansas Tax
   Free
   Income
   Portfolio                     --          3,335          14,967            --

     For tax purposes, the losses in the Portfolios can be carried forward for a maximum of eight years to offset any net realized capital gains.

     The aggregate gross unrealized appreciation on securities in which there was an excess of market value over cost, the aggregate gross unrealized depreciation on securities in which there was an excess of cost over market value and the net unrealized appreciation (depreciation) at August 31, 1996, for each Portfolio are as follows:

                                   Intermediate-                       Kansas
                                       Term         Pennsylvania      Tax Free
                                     Municipal        Municipal        Income
                                     Portfolio        Portfolio       Portfolio
                                       (000)           (000)            (000)
                                      -------         -------         -------
Aggregate gross unrealized
   appreciation                       $   969         $ 1,316         $ 1,652

Aggregate gross unrealized
   depreciation                         1,138           1,075             501
                                      -------         -------         -------
Net unrealized appreciation
   (depreciation)                     $  (169)        $   241         $ 1,151
                                      =======         =======         =======

6.    LINE OF CREDIT

The Portfolios have a bank line of credit. Borrowings under the line of credit are secured by investment securities of the Portfolios equal to 112% of such borrowings which may not exceed 10% of the Portfolios' total assets.

7.    CONCENTRATION OF CREDIT RISK

The Portfolios invest in debt instruments of municipal issuers. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

     The Trust invests in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At August 31, 1996, the percentage of portfolio investments by each revenue source were as follows:

                                                   California
                                       Tax Free    Tax Exempt
                                       Portfolio   Portfolio
                                       ---------   ----------
Revenue Bonds:
   Education Revenue                       10.3%      7.0%
   Health Care Facilities                   9.7%      9.2%
   Housing Facilities                      14.2%     24.5%
   Industrial Development                  22.1%      5.0%
   Lease Rental Bonds                       0.0%      0.7%
   Pollution Control                        1.5%      3.3%
   Public Facility                          4.7%      6.7%
   Resource Recovery                        1.2%      0.0%
   Transportation                           2.7%      2.5%
   Utility Revenue                          1.9%      8.8%
General Obligation                          8.9%      9.1%
Tax Exempt Commercial Paper                 0.0%      0.0%
Anticipation Notes:
   Bond                                     3.6%      0.0%
   Revenue                                  0.9%      0.9%
   Tax                                      4.9%      0.0%
   Tax & Revenue                            2.1%     10.4%
Other                                      11.3%     11.9%
                                          -----     -----
     Total                                100.0%    100.0%

                                                                     Intermediate-
                                        Institutional  Pennsylvania      Term
                                          Tax Free       Tax Free      Municipal
                                          Portfolio      Portfolio     Portfolio
                                        -------------  ------------    ---------
Revenue Bonds:
   Education Revenue                         6.7%         19.3%          10.9%
   Health Care Facilities                   11.2%         15.6%          12.2%
   Housing Facilities                       16.6%          3.5%           9.0%
   Industrial Development                   19.2%         19.5%           3.1%
   Lease Rental Bonds                        0.0%          0.0%           0.0%
   Pollution Control                         2.2%          8.1%           0.9%
   Public Facility                           4.1%          0.2%           2.6%
   Resource Recovery                         0.0%          0.0%           1.5%
   Transportation                            1.0%          1.3%           9.1%
   Utility Revenue                           1.1%          4.1%          23.3%
General Obligation                           6.2%          3.2%          27.4%
Tax Exempt Commercial Paper                  0.0%          0.0%           0.0%
Anticipation Notes:
   Bond                                      4.2%          0.0%           0.0%
   Revenue                                   0.9%          2.3%           0.0%
   Tax                                       4.4%          2.8%           0.0%
   Tax & Revenue                             3.9%          5.8%           0.0%
Other                                       18.3%         14.3%           0.0%
                                           -----         -----          -----
     Total                                 100.0%        100.0%         100.0%

                                                     Kansas
                                      Pennsylvania  Tax Free
                                        Municipal    Income
                                        Portfolio   Portfolio
                                      ------------  ---------
Revenue Bonds:
   Education Revenue                       22.0%      2.0%
   Health Care Facilities                  27.5%      6.8%
   Housing Facilities                      11.4%      5.8%
   Industrial Development                  17.6%      3.3%
   Lease Rental Bonds                       1.1%      3.4%
   Pollution Control                        0.0%      1.4%
   Public Facility                          2.5%      4.8%
   Resource Recovery                        0.1%      3.3%
   Transportation                           0.4%      1.4%
   Utility Revenue                         10.9%     16.8%
General Obligation                          5.4%     52.9%
Tax Exempt Commercial Paper                 0.0%      0.0%
Anticipation Notes:

   Bond                                     0.0%      0.0%
   Revenue                                  0.0%      0.0%
   Tax                                      0.0%      0.0%
   Tax & Revenue                            0.0%      0.0%
Other                                       1.1%      2.9%
                                          -----     -----
     Total                                100.0%    100.0%

     Many municipalities insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount of an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by an issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At August 31, 1996, the percentage of the Portfolios' investments that were insured and the percentage of the Portfolios' investments that had credit enhancements were as follows:

                                                     Credit
                                        Insured   Enhancements
                                        -------   ------------
Tax Free Portfolio                        21.0%     52.8%
California Tax Exempt Portfolio           24.7%     53.9%
Institutional Tax Free Portfolio          23.1%     51.2%
Pennsylvania Tax Free Portfolio           26.1%     49.2%
Intermediate-Term
   Municipal Portfolio                    46.6%      1.3%
Pennsylvania Municipal Portfolio          45.3%      5.8%
Kansas Tax Free Income Portfolio          33.7%      0.0%

8.    SHAREHOLDER VOTING RESULTS (UNAUDITED)

I. At a special meeting of shareholders held on September 28, 1995, shareholders of the Pennsylvania Municipal Portfolio (the "Portfolio") of SEI Tax Exempt Trust (the "Trust") voted to approve the selection of Morgan Grenfell Capital Management Incorporated ("Morgan Grenfell") as investment adviser to the Portfolio and the investment advisory agreement between the Trust and Morgan Grenfell. The proposal and the results of the shareholder meeting are set forth below.

    1. Proposal to approve Morgan Grenfell as investment adviser of the Portfolio and to approve the new investment advisory agreement relating to the Portfolio between the Trust and Morgan Grenfell.

                                  Shares Voted
                                  ------------

                           For            8,955,686
                           Against               71
                           Abstain           29,339

================================================================================
SEI Tax Exempt Trust -- August 31, 1996



There were no broker non-votes submitted and no other proposals voted on at such meeting.

II. At a special meeting of shareholders held on April 16, 1996, shareholders of the Intermediate-Term Municipal Portfolio (the "Portfolio") voted on a series of proposals. The proposals and the results of the shareholder meeting are set forth below .

    1. Authorize the Trust's Board of Trustees to appoint additional or replacement sub-advisers recommended by SEI Financial Management Corporation ("SFM") for the Portfolio's Shareholders of the contacts pursuant to which such sub-advisers serve.

                                  Shares Voted
                                  ------------

                           For            4,660,163
                           Against          261,182
                           Abstain            3,199

    2. Approve the selection of SFM as the investment adviser for the Portfolio, and to approve the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.

                                  Shares Voted
                                  ------------

                           For            4,178,187
                           Against          743,158
                           Abstain            3,199

    3. Approve the selection of Standish, Ayer & Wood, Inc. ("SAW") as an investment sub-adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and SAW.

                                  Shares Voted
                                  ------------

                           For            4,776,803
                           Against          139,371
                           Abstain            8,381

There were no broker non-votes submitted and no other proposals voted on at such meeting.

III. At a special meeting of shareholders held on August 14, 1996, shareholders of the SEI Tax Exempt Trust (the "Trust") voted to approve the selection of the Trust's Board of Trustees. The proposal and the results of the shareholder meeting are set forth below.

     1. Election of Trustees

                                             Shares Voted
    Trustee                                      "For"
    -------                                  ------------

    Robert A. Nesher                         1,321,644,859
    Frank E. Morris                          1,432,333,985
    William M. Doran                         1,321,356,731
    F. Wendell Gooch                         1,321,333,985
    James M. Storcy                          1,321,333,985
    George J. Sullivan, Jr.                  1,321,333,985

There were no broker non-votes submitted and no other proposals voted on at such meeting.

                     This page is left intentionally blank.

NOTES TO FINANCIAL STATEMENTS (concluded)

SEI Tax Exempt Trust -- August 31, 1996

9.    SHARE TRANSACTIONS (000):

                                         ---------------------      -------------------       ------------------
                                                                                                  Bainbridge
                                                  Tax                    California                  Tax
                                                  Free                   Tax Exempt                 Exempt
                                               Portfolio                 Portfolio               Portfolio(1)
                                         ---------------------      -------------------       ------------------
                                           1996         1995          1996       1995          1996       1995
                                         ---------   ---------      -------     -------       -------    -------

Shares Issued and Redeemed:
   Class A:
     Shares Issued                       1,426,417   1,502,741      232,581     193,641       29,983    256,460
     Shares Issued in Lieu of Cash
      Distributions                            357          74           55           8          --         --
     Shares Redeemed                    (1,464,041) (1,483,956)    (218,860)   (194,711)    (179,210)  (268,046)
                                        ----------  ----------     --------    --------    ---------   --------
      Total Class A Transactions           (37,267)     18,859       13,776      (1,062)    (149,227)   (11,586)
                                        ----------  ----------     --------    --------    ---------   --------
   Class B(2):
     Shares Issued                             --         --           --       41,150          --         --
     Shares Issued in Lieu of Cash
      Distributions                            --         --           --          --           --         --
     Shares Redeemed                           --         --           --      (44,406)         --         --
                                         ---------  ----------     --------    -------     ---------   --------
      Total Class B Transactions               --         --           --       (3,256)         --         --
                                         ---------  ----------     --------    -------     ---------   --------
   Class C:
     Shares Issued                             --         --           --          --           --         --
     Shares Issued in Lieu of Cash
      Distributions                            --         --           --          --           --         --
      Shares Redeemed                          --         --           --          --           --         --
                                         ---------   ----------    --------    --------    ---------   --------
      Total Class C Transactions               --         --           --          --           --         --
                                         ---------   ----------    --------    --------    ---------   --------
   Class D(3):
     Shares Issued                           1,615      4,827          --          --           --         --
     Shares Issued in Lieu of Cash
      Distributions                            --         --           --          --           --         --
     Shares Redeemed                        (1,881)    (4,555)         --          --           --         --
                                         ---------   --------      --------    --------    ---------   -------
      Total Class D Transactions              (266)       272          --          --           --         --
                                         ---------   --------      --------    --------    ---------   -------
   Class G(4):
     Shares Issued                             --         --       744,985     675,735          --         --
     Shares Issued in Lieu of Cash
      Distributions                            --         --         8,087       6,682          --         --
     Shares Redeemed                           --         --      (730,352)   (672,528)         --         --
                                          ---------  --------     --------    --------     ---------   -------
      Total Class G Transactions               --         --        22,720       9,889          --         --
                                          --------   --------     --------    --------     --------    -------
   Increase (Decrease) in Capital Shares   (37,533)    19,131       36,496       5,571     (149,227)   (11,586)
                                          ========   ========     ========    ========     ========    =======


   (1) The Bainbridge Tax Exempt Portfolio closed on December 15, 1995.
   (2) On July 12, 1995, California Tax Exempt Portfolio Class B closed.
   (3) On June 30, 1996, Intermediate-Term Municipal Portfolio Class D closed.
   (4) On May 1, 1996, the California Tax Exempt Portfolio Class C shares were redisignated to Class G shares.

       Amounts designated as " -- " are either $0 or have been rounded to $0.

                                                     -----------------------    ----------------------    ----------------------
                                                          Institutional              Pennsylvania             Intermediate-
                                                                Tax                        Tax                      Term
                                                               Free                       Free                   Municipal
                                                             Portfolio                 Portfolio                 Portfolio
                                                      -----------------------    ----------------------    ---------------------
                                                       1996        1995          1996        1995         1996        1995
                                                      -----------  ----------    ----------  ----------    ----------  ----------

Shares Issued and Redeemed:
  Class A:
    Shares Issued                                     4,958,411   5,130,777       209,781     126,868       6,976       4,110
    Shares Issued in Lieu of Cash
      Distributions                                         776       1,645            60          14         129         108
    Shares Redeemed                                  (4,912,703) (5,179,065)     (192,915)   (119,535)     (3,269)     (7,494)
                                                     ----------  ----------      --------    --------      ------      ------
      Total Class A Transqctions                         46,484     (46,643)       16,926       7,347       3,836      (3,276)
                                                     ----------  ----------      --------    --------      ------      ------
  Class B(2):
    Shares Issued                                        69,063      77,163           --          --          --          --
    Shares Issued in Lieu of Cash
      Distributions                                          58          69           --          --          --          --
    Shares Redeemed                                     (70,053)    (83,875)          --          --          --          --
                                                      ---------   ---------      -------     -------       ------     -------
      Total Class B Transactions                           (932)     (6,643)          --          --          --          --
                                                      ---------   ---------      -------     -------       ------     -------
   Class C:
     Shares Issued                                       82,543         --            --          --          --          --
     Shares Issued in Lieu of Cash
       Distributions                                       --           --            --          --          --          --
     Shares Redeemed                                    (63,337)        --            --          --          --          --
                                                      ---------   --------       -------     -------      ------     --------
       Total Class C Transactions                        19,206         --            --          --          --          --
                                                      ---------   --------       -------     -------      ------     --------
   Class D(3):
     Shares Issued                                          --          --            --          --          --            2
     Shares Issued in Lieu of Cash
       Distributions                                        --          --            --          --            1           5
     Shares Redeemed                                        --          --            --          --          (53)        (61)
                                                      --------    --------       -------     -------      -------     -------
       Total Class D Transactions                           --          --            --          --          (52)        (54)
                                                      --------    --------       -------     -------      -------     -------
   Class G(4):
     Shares Issued                                          --          --            --          --          --          --
     Shares Issued in Lieu of Cash
       Distributions                                        --          --            --          --          --          --
     Shares Redeemed                                        --          --            --          --          --          --
                                                       -------    --------       -------     -------      ------      -------
       Total Class G Transactions                           --          --            --          --          --          --
                                                       -------    --------       -------     -------      ------      -------
   Increase (Decrease) in Capital Shares                64,758     (53,286)       16,926       7,347       3,784      (3,330)
                                                       =======    ========       =======     =======      ======      ======

                                                --------------------  -----------------
                                                                            Kansas
                                                    Pennsylvania           Tax Free
                                                      Municipal             Income
                                                      Portfolio            Portfolio
                                                --------------------  -----------------
                                                  1996        1995     1996       1995
                                                ----------  --------  -------  --------

Shares Issued and Redeemed:
   Class A:
     Shares Issues                                1,365        889     1,719       994
     Shares Issued in Lieu of Cash
       Distributions                                 16         15       --        --
     Shares Redeemed                             (1,869)    (3,027)   (1,057)     (754)
                                                -------     ------    ------    ------
       Total Class A Transactions                  (488)    (2,123)      662       240
                                                -------     ------    ------    ------
   Class B(2):
     Shares Issued                                   --         --        --        --
     Shares Issued in Lieu of Cash
       Distributions                                 --         --        --        --
     Shares Redeemed                                 --         --        --        --
                                                -------     ------    ------    ------
       Total Class B Transactions                    --         --        --        --
                                                -------     ------    ------    ------
   Class C:
     Shares Issued                                   --         --        --        --
     Shares Issued in Lieu of Cash
       Distributions                                 --         --        --        --
     Shares Redeemed                                 --         --        --        --
                                                -------     ------    ------    ------
       Total Class C Transactions                    --         --        --        --
                                                -------     ------    ------    ------
    Class D(3):
      Shares Issued                                  --         --        --
      Shares Issued in Lieu of Cash
        Distributions                                --         --        --
      Shares Redeemed                                --         --        --        --
                                                -------     ------    ------    ------
        Total Class D Transactions                   --         --        --        --
                                                -------     ------    ------    ------
    Class G(4):
      Shares Issued                                  --         --        --        --
      Shares Issued in Lieu of Cash
        Distributions                                --         --        --        --
      Shares Redeemed                                --         --        --        --
                                                -------     ------    ------    ------
         Total Class G Transactions                  --         --        --        --
                                                -------     ------    ------    ------
     Increase (Decrease) in Capital Shares         (488)    (2,123)      662       240
                                                =======     ======    ======    ======


67